                                                                    Exhibit 99.4





                          CONVERSION VALUATION REPORT


                 _____________________________________________

                         Valued as of October 18, 1996




                            HOME SAVINGS BANK, SSB

                          Washington, North Carolina


                                 Prepared By:


                              Ferguson & Co., LLP

                                   Suite 550
                         122 W. John Carpenter Freeway
                               Irving, TX 75039
                                 972/869-1177

                     STATEMENT OF APPRAISER'S INDEPENDENCE

                            Home Savings Bank, SSB
                            ----------------------
                          Washington, North Carolina
                          --------------------------

     We are the appraiser for Home Savings Bank, SSB ("Home Savings" or "Bank") in connection with its mutual to stock conversion. We are submitting our independent estimate of the pro forma market value of the Bank's stock to be issued in the conversion. In connection with our appraisal of the Bank's to-be-issued stock, we have received a fee which was not related to the estimated final value. The estimated pro forma market value is solely the opinion of our company and it was not unduly influenced by the Bank, its conversion counsel, its selling agent, or any other party connected with the conversion. We also received a fixed fee for assisting the Bank in connection with the preparation of its business plan to be submitted with the conversion application.

     Home Savings has agreed to indemnify Ferguson & Co., LLP under certain circumstances against liabilities arising out of our services. Specifically, we are indemnified against liabilities arising from our appraisal, if the Bank misrepresented or omitted material facts, except to the extent such liabilities are determined to have arisen because of our negligence, failure to exercise due diligence, or willful conduct.

                                               Ferguson & Co., LLP



                                               Robin L. Fussell
                                               Principal

November 1, 1996

                               NOVEMBER 1, 1996


BOARD OF DIRECTORS
HOME SAVINGS BANK, SSB
1311 CAROLINA AVENUE
WASHINGTON, NORTH CAROLINA  27889

DEAR DIRECTORS:

     We have completed and hereby provide, as of October 18, 1996, an independent appraisal of the estimated pro forma market value of Home Savings Bank, SSB, Washington, North Carolina ("Home Savings" or "Bank"), in connection with the conversion of Home Savings from the mutual to stock form of organization ("Conversion"). This appraisal report is furnished pursuant to the regulatory filing of the Bank's applications for conversion with the Federal Deposit Insurance Corporation ("FDIC") and the Savings Institutions Division of the North Carolina Department of Commerce ("Division").

     Ferguson & Co., LLP ("F&C") is a consulting firm that specializes in providing financial, economic, and regulatory services to financial institutions. The background and experience of F&C is presented in Exhibit I. We believe that, except for the fees we will receive for preparing the appraisal and assisting with Home Savings' business plan, we are independent. F&C personnel are prohibited from owning stock in conversion clients for a period of at least one year after conversion.

     In preparing our appraisal, we have reviewed Home Savings' Notice of Intent to Convert to Stock Form and Application to Convert a Mutual Savings Bank to a Stock Owned Savings Bank, including the Proxy Statement, as filed with the FDIC and the Division, respectively. We conducted an analysis of Home Savings that included discussions with Coopers & Lybrand L.L.P., the Bank's independent auditors, and with Housley Kantarian & Bronstein, P.C., the Bank's conversion counsel. In addition, where appropriate, we considered information based on other available published sources that we believe is reliable; however, we cannot guarantee the accuracy or completeness of such information.

     We also reviewed the economy in Home Savings' primary market area and compared the Bank's financial condition and operating results with that of selected publicly traded thrift institutions. We reviewed conditions in the securities markets in general and in the market for thrifts stocks in particular.

     Our appraisal is based on Home Savings' representation that the information contained in the applications for conversion and additional evidence furnished to us by the Bank and its independent auditors are truthful, accurate, and complete. We did not independently verify the financial statements and other information provided by Home Savings and its auditors, nor did

BOARD OF DIRECTORS
NOVEMBER 1, 1996
PAGE 2

we independently value the assets or liabilities of the Bank. The valuation considers Home Savings only as a going concern and should not be considered an indication of its liquidation value.

     It is our opinion that, as of October 18, 1996, the estimated pro forma market value of Home Savings was $31,500,000, or 2,100,000 shares at $15.00 per share. The resultant valuation range was $26,775,000 at the minimum (1,785,000 shares at $15.00 per share) to $36,225,000 at the maximum (2,415,000 shares at $15.00 per share), based on a range of 15 percent below and above the midpoint valuation. The supermaximum was $41,658,750 (2,777,250 shares at $15.00 per share).

     Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of common stock in the conversion. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to sell such shares at prices related to the foregoing estimate of the Bank's pro forma market value. F&C is not a seller of securities within the meaning of any federal or state securities laws and any report prepared by F&C shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.

     Our opinion is based on circumstances as of the date hereof, including current conditions in the United States securities markets. Events occurring after the date hereof, including, but not limited to, changes affecting the United States securities markets and subsequent results of operations of Home Savings, could materially affect the assumptions used in preparing this appraisal.

     The valuation reported herein will be updated as provided in the conversion regulations and guidelines. Any updates will consider, among other things, any developments or changes in Home Savings' financial performance and condition, management policies, and current conditions in the equity markets for thrift shares. Should any such new developments or changes be material, in our opinion, to the valuation of the shares, appropriate adjustments will be made to the estimated pro forma market value. The reasons for any such adjustments will be explained in detail at the time.

                                               Respectfully,
                                               FERGUSON & CO., LLP



                                               Robin L. Fussell
                                               Principal

FERGUSON & CO., LLP
-------------------


                               TABLE OF CONTENTS

                            HOME SAVINGS BANK, SSB

                          WASHINGTON, NORTH CAROLINA

                                                                            PAGE
                                                                            ----
INTRODUCTION                                                                   1

SECTION I. - FINANCIAL CHARACTERISTICS                                         2

PAST & PROJECTED ECONOMIC CONDITIONS                                           2

FINANCIAL CONDITION OF INSTITUTION                                             2

     BALANCE SHEET TRENDS                                                      2

     ASSET/LIABILITY MANAGEMENT                                                2

     INCOME AND EXPENSE TRENDS                                                 9

     REGULATORY CAPITAL REQUIREMENTS                                          10

     LENDING                                                                  10

     NONPERFORMING ASSETS                                                     15

     CLASSIFIED ASSETS                                                        15

     LOAN LOSS ALLOWANCE                                                      15

     MORTGAGE-BACKED SECURITIES AND INVESTMENTS                               17

     SAVINGS DEPOSITS                                                         19

     BORROWINGS                                                               20

     SUBSIDIARIES                                                             20

     LEGAL PROCEEDINGS                                                        20

EARNINGS CAPACITY OF THE INSTITUTION                                          20

     ASSET-SIZE-EFFICIENCY OF ASSET UTILIZATION                               20

     INTANGIBLE VALUES                                                        20

     EFFECT OF GOVERNMENT REGULATIONS                                         21

     OFFICE FACILITIES                                                        21

SECTION II - MARKET AREA                                                       1

DEMOGRAPHICS                                                                   1

FERGUSON & CO., LLP
-------------------

                         TABLE OF CONTENTS - CONTINUED

                            HOME SAVINGS BANK, SSB

                          WASHINGTON, NORTH CAROLINA

                                                                            PAGE
                                                                            ----
SECTION III - COMPARISON WITH PUBLICLY TRADED THRIFTS                          1

COMPARATIVE DISCUSSION                                                         1

     SELECTION CRITERIA                                                        1

     PROFITABILITY                                                             2

     BALANCE SHEET CHARACTERISTICS                                             2

     RISK FACTORS                                                              2

     SUMMARY OF FINANCIAL COMPARISON                                           2

FUTURE PLANS                                                                   3

SECTION IV - CORRELATION OF MARKET VALUE                                       1

MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED                                1

     FINANCIAL ASPECTS                                                         1

     MARKET AREA                                                               2

     MANAGEMENT                                                                2

     DIVIDENDS                                                                 3

     LIQUIDITY                                                                 3

     THRIFT EQUITY MARKET CONDITIONS                                           3

NORTH CAROLINA ACQUISITIONS                                                    4

EFFECT OF INTEREST RATES ON THRIFT STOCK                                       4

     ADJUSTMENTS CONCLUSION                                                    5

     VALUATION APPROACH                                                        5

     VALUATION CONCLUSION                                                      6

FERGUSON & CO., LLP
-------------------
                         TABLE OF CONTENTS - CONTINUED

                             HOME SAVINGS BANK, SSB

                           WASHINGTON, NORTH CAROLINA


 TABLE
NUMBER                        TABLE TITLE                                   PAGE
------                        -----------                                   ----
          SECTION I  -  FINANCIAL CHARACTERISTICS
  1       Selected Financial Condition Data                                  4
  2       Summary of Operations                                              5
  3       Key Operating Ratios                                               6
  4       Loan Maturity Schedule                                             7
  5       GAP Analysis                                                       8
  6       Net Portfolio Value                                                9
  7       Regulatory Capital Compliance                                      10
  8       Analysis of Loan Portfolio                                         11
  9       Loan Activity                                                      12
 10       Average Balance Sheets                                             13
 11       Rate/Volume Analysis                                               14
 12       Non-Performing Assets                                              15
 13       Analysis of Allowance for Loan Losses                              16
 14       Allocation of the Allowance for Loan Losses                        17
 15       Investment Maturities and Yields                                   18
 16       Investments                                                        19
 17       Savings Portfolio                                                  21
 18       Time Deposit Maturities                                            22
 19       Jumbo CD's                                                         22
 20       Savings Deposit Activity                                           23
 21       Short-Term Borrowings                                              23
 22       Banking Offices                                                    24

          SECTION II  -  MARKET AREA

  1       Demographic Trends                                                 3
  2       Employment by Industry                                             4
  3       Market Area Deposits                                               5
  4       Summary of Building Permits                                        6

          SECTION III - COMPARISON WITH PUBLICLY
          TRADED THRIFTS
  1       Comparatives General Characteristics                               4
  2       Key Financial Indicators                                           5
  3       Pro Forma Comparisons                                              6

FERGUSON & CO., LLP
-------------------

                         TABLE OF CONTENTS - CONTINUED

                            HOME SAVINGS BANK, SSB

                          WASHINGTON, NORTH CAROLINA


    TABLE
    NUMBER                        TABLE TITLE                               PAGE
    ------                        -----------                               ----
                SECTION IV  - CORRELATION OF MARKET VALUE

      1         Appraisal Earnings Adjustments                               2
      2         North Carolina Acquisitions                                  7
      3         Recent Conversions                                           9
      4         Comparison of Pricing Ratios                                 12

    FIGURE
    NUMBER                      LIST OF FIGURES
    ------                      ---------------

                                                                            PAGE
                                                                            ----

                 SECTION IV  -  CORRELATION OF MARKET VALUE

      1          SNL Index                                                   13
      2          Interest Rates                                              14

                              EXHIBIT TITLE
                              -------------

Exhibit I - Ferguson & Co., LLP Qualifications

Exhibit II - Selected Region, State, and Comparatives Information

Exhibit III - Home Savings Bank, SSB BankSource Report

Exhibit IV - Comparative Group TAFS and BankSource Reports

Exhibit V - Selected Publicly Traded Thrifts

Exhibit VI - Comparative Group Selection

Exhibit VII - Pro Forma Calculations

        Pro Forma Assumptions
        Pro Forma Effect of Conversion Proceeds At the Minimum of the Range
        Pro Forma Effect of Conversion Proceeds At the Midpoint of the Range
        Pro Forma Effect of Conversion Proceeds At the Maximum of the Range
        Pro Forma Effect of Conversion Proceeds At the SuperMax of the Range
        Pro Forma Analysis Sheet

                                   SECTION I
                           FINANCIAL CHARACTERISTICS

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

                                 INTRODUCTION

          Home Savings Bank, SSB ("Home Savings" or "Bank") is a state chartered, federally insured mutual savings bank located in Washington, North Carolina. It was chartered in 1902 as Home Building and Loan Association. It joined the FHLB system and obtained federal insurance of accounts in 1959. Its name was changed to Home Savings and Loan Association in 1960. It switched to a state savings bank and adopted its present name in 1992. In September 1996, it adopted a plan to convert to stock form via a standard mutual to stock conversion. It will form a holding company and the savings bank will convert to a North Carolina state chartered commercial bank.

          At September 30, 1996, Home Savings had total assets of $194.1 million, loans held for investment of $134.1 million, loans held for sale of $21.6 million, mortgage-backed securities of $14.8 million, investment securities of $8.1 million, deposits of $171.2 million, borrowings of $1.0 million, and equity of $18.3 million, or 9.45% of assets.

          The Bank has eight banking offices, which are located in central eastern and upper eastern North Carolina. It also has three loan production offices, two of which are in the southeastern part of North Carolina and one of which is located in the upper central part of the state. North Carolina is in the mid-Atlantic portion of the United States. Home Savings' main office is located in Washington, which is approximately 110 miles east of Raleigh, 75 miles west of the Atlantic Ocean, and 100 miles south of the Virginia border.

          Home Savings is a thrift in transition to a commercial bank, as by its asset and deposit composition. Unlike today's typical thrift, Home Savings has a high loan to deposit ratio, a low ratio of passive investments, and a higher than normal percentage of its deposits in transaction accounts. In addition, it has experienced healthy growth in recent years, including de novo branching. It has developed a significant loan servicing portfolio in recent years, with approximately $253.7 million in servicing at September 30, 1996. This has enabled the Bank to service the public through the origination of home loans, avoid the attendant interest rate risk associated with such loans, and build a stream of noninterest income.

          Home Savings invests primarily in (1) 1-4 family, multifamily, commercial, and construction real estate loans, commercial non-real estate loans, and consumer loans, (2) mortgage backed securities, (3) United States government and agency securities, and (4) temporary cash investments. It is funded principally by savings deposits and existing net worth. It has utilized borrowings recently, albeit not extensively.

          The Bank offers a variety of loan products to accommodate its customer base and single family loans dominate the Bank's loan portfolio. In recent years, however, the importance of commercial non-real estate and consumer lending has grown. At September 30, 1996, loans on 1-4 family dwellings made up 33.7% of the gross loan portfolio, commercial non-real estate loans made up 6.0% of the gross loan portfolio, and consumer loans made up 21.5% of the gross loan portfolio. Net loans made up 80.2% of total assets. Mortgage backed securities made up 7.6% of total assets. Cash and investment securities made up 8.6% of Home Savings' assets at September 30, 1996.

          Home Savings had $1,213 thousand in non-performing assets at September 30, 1996 (0.62% of total assets), as compared to $750 thousand at September 30, 1995 (0.42% of total assets), and $519 thousand at September 30, 1994 (0.31% of total assets).

          Savings deposits increased $78.8 million during the period from September 30, 1992, to September 30, 1996, a compound annual growth rate of 16.7%. Savings increased $27.9 million (27.0%) in 1994, increased $21.9 million (16.6%) in 1995, and increased $17.8 million (11.6%) for the year ended September 30, 1996. Home Savings' reliance on borrowings has declined extensively during recent years from a high of $26.5 million at September 30, 1993, to a low of $1.0 million at September 30, 1996.

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

          The Bank's capital to assets ratio has shown only minor change, as the growth in asset size has kept pace with the growth in capital. Equity capital, as a percentage of assets, has gone from 8.9% at September 30, 1992, to 9.5% at September 30, 1996. Home Savings' assets increased $72.9 million during the four years ended September 30, 1996, an annual compound growth rate of 12.5%.

          Home Savings' profitability, as measured by return on average assets ("ROAA"), was above but is currently below its peer group average of banks and savings banks filing call reports with the FDIC, consisting of commercial banks and savings banks with assets from $100 million to $300 million. For the years ending December 31, 1993, 1994, and 1995, and the six months ended June 30, 1996, Home Savings ranked in the 96th, 35th, 44th, and 10th percentile, respectively, in ROAA, based on information derived from the BankSource database published by Sheshunoff Information Services Inc. (See Exhibit III, page 2). In return on equity for the same periods, Home Savings ranked in the 92nd, 32nd, 40th, and 9th percentile, respectively. The 1993 high income period included substantial amounts of gains from mortgage banking operations.

                         I.  FINANCIAL CHARACTERISTICS

PAST & PROJECTED ECONOMIC CONDITIONS

          Fluctuations in thrift earnings in recent years have occurred within the time frames as a result of changing temporary trends in interest rates and other economic factors. However, the year-to-year results have been upward while the general trends in the thrift industry have been improving as interest rates declined. Interest rates began a general upward movement during late 1993, followed by a decline in interest margins and profitability. Rates began a general decline in mid 1995 and then leveled off on the short end and increased on the long end.

          The thrift industry generally is better equipped to cope with changing interest rates than it was in the past, and investors have recognized the demonstrated ability of the thrift industry to maintain interest margins in spite of rising interest rates. However, rate increases and the shortening of the time elapsed between increases during 1994 placed pressure on portfolio managers to shorten maturities, which negatively impacts the future earnings of financial institutions.

FINANCIAL CONDITION OF INSTITUTION

BALANCE SHEET TRENDS

          As Table I.1 shows, Home Savings experienced a healthy increase in assets during the period of four years ending September 30, 1996. Assets increased $72.9 million, or 12.5% compounded annually, during the period. Loans held for investment increased $79.2 million (25.1% annual compound growth rate); cash and cash equivalents increased $5.3 million; investment securities increased $4.1 million; and mortgage-backed securities increased $1.4 million. Savings deposits increased by $78.8 million, or 16.7% compound annual growth. Equity increased $7.6 million, or 14.2% annual compound growth.

ASSET/LIABILITY MANAGEMENT

          Managing interest rate risk is a major component of the strategy used in operating a thrift. Most of a thrift's interest earning assets are long-term, while most of the interest bearing liabilities have short to intermediate terms to contractual maturity. To compensate, asset/liability management techniques include (1) making long term loans with interest rates that adjust to market periodically, (2) investing in assets with shorter terms to maturity, (3) lengthening the terms to maturities of savings deposits, and (4) seeking to employ any combination of the aforementioned techniques artificially through the use of synthetic hedge instruments. Table I.4 contains information on contractual loan maturities at September 30, 1996. Table I.5 shows the gap analysis of Home Savings' interest earning assets and interest bearing liabilities at September 30, 1996. It shows that, within one year of September 30, 1996, Home Savings has a negative gap to interest bearing liabilities of 18.6% and a negative gap to total assets of 12.2%. Home Savings has a negative cumulative gap of 9.7% of assets at the end of three years and a negative

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

cumulative gap of 4.1% of assets at the end of five years. Table I.6 provides rate shock information at varying levels of interest rate change. The Bank has manageable interest rate risk, and should be able to maintain, within practical limits, its net interest margin and the market value of its portfolio equity.

          Home Savings' basic approach to interest rate risk management has been to emphasize adjustable mortgage loans, shorten fixed rate mortgage terms, increase consumer and commercial non-real estate loans, and increase noninterest-bearing deposits. Home Savings currently is not utilizing synthetic hedge instruments and has not used borrowings in recent years. Home Savings' business plan calls for emphasizing short to intermediate term non-real estate loans and noninterest-bearing deposits.

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

                 TABLE I.1 - SELECTED FINANCIAL CONDITION DATA

The following table sets forth certain historical information concerning the financial position of the Bank for the periods and at the dates indicated.

                                                                                                            Compound
                                                     At September 30,                                        Growth
                                     ---------------------------------------------------
                                         1996          1995          1994          1993         1992           Rate
                                     ----------     ----------    ----------    ----------   ----------     ----------
                                                             (Amounts in 000's)
Total assets                         $194,139       $177,704      $165,996       $146,012      $121,227          12.5%
Loans receivable, net:
  Held for sale                        21,627         19,507        16,095         55,031        41,667         -17.8%
  Held for investment                 134,054        125,034       119,584         63,505        54,815          25.1%
Cash                                    8,576          1,786         4,813          5,473         3,318          26.8%
Investment securities:
  Available for sale                    8,107            -0-           -0-            -0-           -0-            NM
  Held to maturity                        -0-          3,002         1,004          1,004         3,997            NM
Mortgage-backed securities:
  Available for sale                   14,797          9,072         9,194         16,083        13,447           2.4%
  Held to maturity                        -0-         13,213         9,341            -0-           -0-            NA
Deposits                              171,213        153,457       131,592        103,645        92,444          16.7%
FHLB advances                           1,040          4,000        16,500         26,500        15,500            NM
Equity                                 18,347         17,688        15,620         13,383        10,791          14.2%

NM--Not meaningful

SOURCE:  OFFERING CIRCULAR, UNAUDITED AND AUDITED FINANCIAL STATEMENTS

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

                       TABLE I.2 - SUMMARY OF OPERATIONS

The following table summarizes the Bank's results of operations for each of the periods indicated.

                                                                         Years Ended September 30,
                                                      1996            1995          1994          1993           1992
                                                  ------------     ----------    ----------    ----------     -----------
                                                                                  ($000'S)
Interest income                                       $ 15,349       $ 14,385      $ 11,811      $ 10,462         $10,245
Interest expense                                         8,105          7,344         5,204         4,524           5,412
                                                  ------------     ----------    ----------    ----------       ---------
  Net interest income                                    7,244          7,041         6,607         5,938           4,833
Provision for loan losses                                  511             20           210           548             914
                                                  ------------     ----------    ----------    ----------       ---------
  Net interest income after provision                    6,733          7,021         6,397         5,390           3,919
   for loan losses
                                                  ------------     ----------    ----------    ----------       ---------
Total non-interest income                                1,833          1,502         1,652         3,006           1,754
                                                  ------------     ----------    ----------    ----------       ---------
Non-interest expense                                     7,295          5,660         4,801         3,738           2,837
                                                  ------------     ----------    ----------    ----------       ---------
    Income before income taxes and
     cumulative effect adjustment                        1,271          2,863         3,248         4,658           2,886
  Income tax expense                                       451            998         1,261         2,065           1,347
                                                  ------------     ----------    ----------    ----------       ---------
Income before cumulative effect adjustment                 820          1,865         1,987         2,593           1,489
Cumulative effect of change in method
 of accounting for income taxes                            -0-            -0-           250           -0-             -0-
                                                  ------------     ----------    ----------    ----------       ---------

Net income                                            $    820       $  1,865      $  2,237      $  2,593         $ 1,489
                                                  ============     ==========    ==========    ==========       =========

SOURCE:  OFFERING CIRCULAR, AUDITED AND UNAUDITED FINANCIAL STATEMENTS

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

                       TABLE I.3 - KEY OPERATING RATIOS

                                                  AT OR FOR THE YEAR ENDED SEPTEMBER 30,
                                             1996       1995       1994       1993       1992
                                            ------     ------     ------     ------     ------
  PERFORMANCE RATIOS:
  -------------------
    Return on assets (1)                      0.45       1.07       1.28       1.93       1.29
    Return on average equity (1)              4.45      11.17      13.38      19.17      13.86
    Interest rate spread                      3.72       3.84       4.25       4.67       4.12
    Net interest margin                       4.12       4.21       4.48       4.46       4.16
    Ratio of average interest-earning
     assets to average interest-bearing     108.52     108.40     106.58     107.44     107.26
      liabilities
    Ratio of noninterest expense to
     average total assets                     3.97       3.26       3.08       2.56       2.34

  ASSET QUALITY RATIOS:
  ---------------------
    Nonperforming assets to total assets
     at end of period                         0.62       0.42       0.31       0.62       0.69
    Nonperforming loans to total loans
     at end of period                         0.66       0.47       0.25       0.77       0.86
    Allowance for loan losses to total
     loans at end of period                   1.51       1.30       1.46       1.56       1.40
    Allowance for loan losses to
     nonperforming loans at end of period   227.37     275.62     583.19     202.30     162.22
    Provision for loan losses to total        0.32       0.01       0.15       0.46       0.95
     loans
    Net charge-offs to average loans          0.02       0.09       0.06       0.00       0.00

  CAPITAL RATIOS:
  ---------------
    Equity to total assets at end of          9.45       9.95       9.41       9.17       8.90
     period
    Average equity to average assets         10.05       9.61       9.54       9.10       8.85

  (1) Before cumulative effect adjustment in 1994.

SOURCE:  OFFERING CIRCULAR, HOME SAVINGS, CALL REPORTS

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

                      TABLE I.4 - LOAN MATURITY SCHEDULE
                              September 30, 1996


                                                One           Three          Five             Ten          Fifteen
                                 Within       Through        Through        Through         Through         Years
                                One Year    Three Years     Five Years     Ten Years     Fifteen Years     Or More      Total
                              ----------   -------------   ------------   ----------   ---------------   ---------   ---------
                                                              (Amounts in 000's)
Residential and Construction      16,790          4,289          4,982        15,236            13,791      26,436      81,524
Commercial loans                   4,993         11,438         13,694         9,849               -0-         -0-      39,974
Consumer loans                     3,756          8,532          7,023         4,058             6,402       7,219      36,990
                              ----------   -------------   -----------    ----------   ---------------   ---------   ---------

    Total loans                   25,539         24,259         25,699        29,143            20,193      33,655     158,488
                              ==========   =============   ===========    ==========   ===============   =========   =========

          SOURCE:  OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

                            TABLE I.5 - GAP ANALYSIS

The following table sets forth the amounts of interest-earning assets and interest-bearing liabilities outstanding at September 30, 1996, which are expected to mature or reprice in each of the time periods shown.

                                                                 One       Three
                                               One Year      Through      Through       Over
                                                              Three         Five        Five
                                                or Less       Years        Years        Years       Total
                                             ----------     --------     --------     -------      -------
                                                              (Dollars in thousands)
  Interest-earning assets:
  Residential mortgage, construction, and        36,833       30,303        8,582      20,603       96,321
   MBS
  Commercial loans                               27,218          -0-          -0-      12,756       39,974
  Consumer loans                                 25,238        7,990        3,396         366       36,990
  Investments                                    14,865          -0-        3,107         -0-       17,972
                                             ----------     --------     --------     -------      -------
      Total                                     104,154       38,293       15,085      33,725      191,257
                                             ----------     --------     --------     -------      -------
  Interest-bearing liabilities:
    Deposits                                    126,862       33,432        4,167       6,752      171,213
    Borrowings                                    1,040          -0-          -0-         -0-        1,040
                                             ----------     --------     --------     -------      -------
      Total                                     127,902       33,432        4,167       6,752      172,253
                                             ----------     --------     --------     -------      -------
  Interest sensitivity gap                      -23,748        4,861       10,918      26,973       19,004
                                             ==========     ========     ========     =======      =======
  Cumulative interest sensitivity gap           -23,748      -18,887       -7,969      19,004       19,004
                                             ==========     ========     ========     =======      =======
  Ratio of interest-earning assets
   to interest-bearing liabilities                 81.4%       114.5%       362.0%      499.5%       111.0%
                                             ==========     ========     ========     =======      =======
  Cumulative ratio of interest-earning
   assets to interest-bearing liabilities          81.4%        88.3%        95.2%      111.0%       111.0%
                                             ==========     ========     ========     =======      =======
  Ratio of cumulative gap to assets               -12.2%        -9.7%        -4.1%        9.8%         9.8%
                                             ==========     ========     ========     =======      =======

SOURCE:  FEDERAL HOME LOAN BANK OF ATLANTA

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

                             TABLE I.6 - NET PORTFOLIO VALUE

             Change in
           Interest Rates                           September 30, 1996
                                            ---------------------------------
          in Basis Points                          Net Portfolio Value
                                            ---------------------------------
            (Rate Shock)                      Amount      $000      % Change
                                                         Change
        -------------------                 ---------            ------------
                  400                         12,757    -11,217         -47%
                  300                         15,776     -8,198         -34%
                  200                         18,784     -5,190         -22%
                  100                         21,384     -2,590         -11%
                Static                        23,974        ---         ---
                 (100)                        25,903      1,929           8%
                 (200)                        27,831      3,857          16%
                 (300)                        28,998      5,024          21%
                 (400)                        30,164      6,190          26%

SOURCE:  FEDERAL HOME LOAN BANK OF ATLANTA

INCOME AND EXPENSE TRENDS

          Home Savings was profitable for the five fiscal years ending September 30, 1996. Fluctuations in income over the period have resulted principally from
(1) changes in non-interest income and non-interest expense; and (2) fluctuations in loan loss provisions.

          Noninterest income levels have fluctuated principally as gains from mortgage banking operations have varied with volume. Noninterest expense in 1996 included $946,000 related to the SAIF resolution. Approximately $225,000 of obsolete equipment was written off. Loan loss provisions were increased in 1996 to recognize the changing risk characteristics of the loan portfolio.

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

REGULATORY CAPITAL REQUIREMENTS

          As Table I.7 demonstrates, Home Savings meets all regulatory capital requirements, and meets the regulatory definition of a "Well Capitalized" institution. Moreover, the additional capital raised in the stock conversion will add to the existing capital cushion.


                   TABLE I.7 - REGULATORY CAPITAL COMPLIANCE
     ------------------------------------------------------------------------
                                       Amount ($000's)              Percent
        GAAP Capital                           18,347                  9.45
                                               ------                 -----
       Tier 1 Leverage Capital:
          Capital level                        18,306                  9.43
          Requirement                           7,764                  4.00
                                               ------                 -----
          Excess                               10,542                  5.43
       Tier 1 Risk Adjusted Capital
          Capital level                        18,306                 13.97
          Requirement                           5,242                  4.00
                                               ------                 -----
          Excess                               13,064                  9.97
       Risk Based Capital:
          Capital level                        19,954                 15.23
          Requirement                          10,484                  8.00
                                               ------                 -----
          Excess                                9,470                  7.23
     ------------------------------------------------------------------------

               SOURCE: HOME SAVINGS, F&C CALCULATIONS.
     ------------------------------------------------------------------------

LENDING

          Table I.8 provides an analysis of the Bank's loan portfolio by type of loan and security. This analysis shows that, from September 30, 1994, through September 30, 1996, Home Savings' loan composition has been dominated by 1-4 family dwelling loans, but the loan mix is currently emphasizing other loans.

          Table I.9 provides information with respect to loan originations and repayments. It indicates the year ended September 30, 1996, was a good growth year overall and in most individual categories.

          Table I.10 provides rates, yields, and average balances for the three years ended September 30, 1996. Interest rates earned on interest-earning assets increased from 8.01% in 1994 to 8.61% in 1995. Interest rates earned on interest-bearing assets for 1996 increased from 8.61% in 1995 to 8.72% in 1996. Interest rates paid on interest-bearing liabilities increased from 3.76% in 1994 to 4.76% in 1995 and to 5.00% in 1996. Home Savings' spread decreased from 4.25% in 1994 to 3.84% in 1995 and to 3.72% in 1996. The spread was 3.56% at
September 30, 1996.

          Table I.11 provides a rate volume analysis, measuring differences in interest earning assets and interest costing liabilities and the interest rates thereon during the years ended September 30, 1994, 1995, and 1996. It demonstrates that increases in volume were more significant (than increases in rates) to the change in net interest income during 1995 and 1996.

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

                    TABLE I.8 - ANALYSIS OF LOAN PORTFOLIO

                                                        At September 30,
                                     1996                     1995                      1994
                              -------------------      -------------------        ------------------
                                Amount        %          Amount        %           Amount        %
                              ---------   -------      ---------   -------        --------  --------
                                                       (Dollars in thousands)
Type of Loan:
---------------------------
Residential mortgage loans:
  1-4-family (1)               $ 58,576      33.7       $ 67,736      43.0        $ 74,364      49.7
  Multifamily                       998       0.6          2,315       1.5           2,412       1.6
  Construction                   35,240      20.3         32,062      20.4          31,663      21.2
                              ---------   -------      ---------   -------        --------  --------
     TOTAL RESIDENTIAL           94,814      54.6        102,113      64.9         108,439      72.5
                              ---------   -------      ---------   -------        --------  --------
Commercial loans:
  Real estate                    31,168      17.9         21,890      13.9          17,098      11.4
  Non real estate                10,328       6.0          3,698       2.4           1,777       1.2
                              ---------   -------      ---------   -------        --------  --------
     COMMERCIAL LOANS            41,496      23.9         25,588      16.3          18,875      12.6
                              ---------   -------      ---------   -------        --------  --------
Consumer:
  Automobiles                     4,185       2.4          2,532       1.6           1,986       1.3
  Share loans                       549       0.3            661       0.4             454       0.3
  Home equity loans              17,949      10.3         15,514       9.9          11,930       8.0
  Other                          14,740       8.5         10,977       6.9           7,767       5.2
                              ---------   -------      ---------   -------        --------  --------
     TOTAL CONSUMER LOANS        37,423      21.5         29,684      18.8          22,137      14.8
                              ---------   -------      ---------   -------        --------  --------
          TOTAL LOANS           173,733     100.0        157,385     100.0         149,451     100.0
                              =========   =======      =========   =======        ========  ========
Less:
  Loans in process               15,244                   10,626                    11,506
  Unearned income                   455                      341                       289
  Allowance for loan losses       2,351                    1,877                     1,977
                              ---------                ---------                  --------

  TOTAL                        $155,681                 $144,541                  $135,679
                              =========                =========                  ========

(1)  Includes loans held for sale of $21,628,000, $19,507,000, and $16,095,000, respectively, at 1996, 1995, and 1994.

SOURCE:  OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

                           TABLE I.9 - LOAN ACTIVITY

The following table sets forth certain information with respect to the Bank's loan activity for the periods indicated.

                                                                                YEAR ENDED SEPTEMBER 30,
                                                            -------------------------------------------------------------
                                                                    1996                    1995               1994
                                                            -----------------       -----------------   -----------------
     Loans originated:
     Real estate loans:
         1-4 family residential                                  $     39,333             $    27,643        $     77,005
         Multifamily residential                                           45                     -0-                 657
         Construction                                                  36,964                  31,556              46,236
       Commercial                                                      31,144                  15,780              17,693
       Consumer                                                        22,684                  18,388              10,361
                                                            -----------------       -----------------   -----------------
         Total loans originated                                  $    130,170             $    93,367        $    151,952
                                                            =================       =================   =================

     Loans sold:
       Whole loans                                               $     53,033             $    43,609        $     88,529
       Participation loans                                                -0-                     -0-                 -0-
                                                            -----------------       -----------------   -----------------
         Total loans sold                                        $     53,033             $    43,609        $     88,529
                                                            =================       =================   =================

SOURCE:  OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

                      TABLE I.10 - AVERAGE BALANCE SHEETS

                                          ----------------------   ----------------------------------------------------------
                                               AT SEPTEMBER 30,           YEAR ENDED SEPTEMBER 30,
                                                                   ----------------------------------------------------------
                                                     1996                           1996
                                          ----------------------   --------------------------------------
                                                                                                 AVERAGE
                                                         YIELD/      AVERAGE                     YIELD/
                                            BALANCE       COST       BALANCE      INTEREST        COST
                                          ---------     --------   ---------    ----------     ----------

Interest earning assets:                                                           ($000'S)
  Loans receivable                          155,681        8.82%     148,538        13,431          9.04%
  Investment securities                       8,107        6.28%       5,236           311          5.94%
  Mortgage-backed securities                 14,797        7.35%      16,881         1,247          7.39%
  Other interest earning assets               7,059        6.06%       5,349           361          6.75%
                                          ---------     --------   ---------    ----------     ----------
    Total interest-earning assets           185,644        8.49%     176,004        15,350          8.72%
Non-interest earning assets                   8,285     --------       7,579    ----------     ----------
                                          ---------                ---------
    Total assets                            193,929                  183,583
                                          =========                =========
Interest-bearing liabilities:
  Deposits                                  171,213        4.93%     159,304         7,939          4.98%
  FHLB borrowings                               -0-        0.00%       2,250           145          6.44%
  Other borrowings                            1,040        4.51%         629            21          3.34%
                                          ---------     --------   ---------    ----------     ----------
    Total interest bearing liabilities      172,253        4.93%     162,183         8,105          5.00%
                                                        --------                ----------     ----------
Non-interest bearing liabilities              3,084                    2,958
                                          ---------                ---------
    Total liabilities                       175,382                  165,141
Equity                                       18,547                   18,442
                                          ---------                ---------
    Total liabilities and equity            193,929                  183,583
                                          =========                =========

Net interest income                                                                  7,245
                                                                                ==========
Net interest rate spread                                   3.56%                                    3.72%
                                                        ========                               ==========
Net interest margin                                        3.92%                                    4.12%
                                                        ========                               ==========
Ratio of average interest-earning
 assets to average interest-bearing
  liabilities                                107.75%                  108.52%
                                          ==========               ==========

                                        --------------------------------------------------------------------------------
                                                                    YEAR ENDED SEPTEMBER 30,
                                        --------------------------------------------------------------------------------
                                            1995                                      1994
                                        -------------      -------------------------------------------------------------
                                                                           AVERAGE                             AVERAGE
                                          AVERAGE                          YIELD /   AVERAGE                   YIELD /
                                          BALANCE              INTEREST     COST     BALANCE       INTEREST     COST
                                        -------------      ------------------------------------------------------------
                                        ($000'S)
Interest earning assets:
  Loans receivable                        141,088                  12,511     8.87%  122,593        10,016      8.17%
  Investment securities                     2,090                     143     6.84%    1,004            81      8.07%
  Mortgage-backed securities               19,404                   1,413     7.28%   21,020         1,540      7.33%
  Other interest earning assets             4,539                     318     7.01%    2,877           174      6.05%
                                        ---------              ----------    ------  --------     --------    -------
    Total interest-earning assets         167,121                  14,385     8.61%  147,494        11,811      8.01%
Non-interest earning assets                 6,587              ----------    ------    8,169      --------    -------
                                        ---------                                    -------
    Total assets                          173,708                                    155,663
                                        =========                                    =======
Interest-bearing liabilities:
  Deposits                                142,283                   6,610     4.65%  119,360         4,416      3.70%
  FHLB borrowings                          11,833                     730     6.17%   19,000           786      4.14%
  Other borrowings                             48                       4     8.33%       25             2      8.00%
                                        ---------              ----------   -------  --------     --------    -------
    Total interest bearing liabilities    154,164                   7,344     4.76%  138,385         5,204      3.76%
                                                               ----------   -------               --------    -------
Non-interest bearing liabilities            2,848                                      2,429
                                        ---------                                    -------
    Total liabilities                     157,012                                    140,814
Equity                                     16,696                                     14,849
                                        ---------                                    -------
    Total liabilities and equity          173,708                                    155,663
                                        =========                                    =======

Net interest income                                                 7,041                            6,607
                                                               ==========                         ========
Net interest rate spread                                                      3.84%                             4.25%
                                                                            =======                           =======
Net interest margin                                                           4.21%                             4.48%
                                                                            =======                           =======
Ratio of average interest-earning
 assets to average interest-bearing                                                  106.58%
 liabilities                               108.40%                                   =======
                                        ==========

SOURCE:  OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

                       TABLE I.11 - RATE/VOLUME ANALYSIS

                                         YEARS ENDED SEPTEMBER 30,                            YEARS ENDED SEPTEMBER 30,
                                -----------------------------------------------      --------------------------------------------
                                                 1996 VS. 1995                                      1995 VS. 1994
                                -----------------------------------------------      --------------------------------------------
                                   INCREASE/(DECREASE) DUE TO         TOTAL              INCREASE/(DECREASE) DUE TO     TOTAL
                                ------------------------------                       --------------------------------
                                                        RATE         INCREASE                                 RATE       INCREASE
                                 VOLUME       RATE     VOLUME       (DECREASE)        VOLUME       RATE      VOLUME    (DECREASE)
                                -------      ------   --------                       --------     -------   ---------
                                                           (Amounts in 000's)
INTEREST INCOME:
Loans receivable                   661          246         13           920           1,511          855        129        2,495
Investment securities              215          -19        -28           168              88          -12        -14           62
Mortgage-backed securities        -184           21         -3          -166            -118          -10          1         -127
Other interest-earning assets       57          -12         -2            43             101           28         15          144
                                ------       ------      -----         -----          ------       ------      -----       ------
  Total interest-earning assets    749          236        -20           965           1,582          861        131        2,574
                                ------       ------      -----         -----          ------       ------      -----       ------

INTEREST EXPENSE
Deposits                           791          481         57         1,329             848        1,129        217        2,194
FHLB advances                     -591           32        -26          -585            -297          386       -145          -56
Other interest-bearing
 liabilities                        48           -2        -29            17               2          -0-        -0-            2
                                ------       ------      -----        ------          ------       ------      -----       ------
  Total interest-bearing
   liabilities                     248          511          2           761             553        1,515         72        2,140
                                ------       ------      -----        ------          ------       ------      -----       ------

Change in net interest income      501         -275        -22           204           1,029         -654         59          434
                                ======       ======      =====        ======          ======       ======      =====       ======

SOURCE:  OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

NON-PERFORMING ASSETS

          As shown in Table I.12, Home Savings' total nonperforming loans as of September 30, 1996, were $1.034 million, or .66% of the portfolio. Most of the nonperforming loans as of that date were secured by 1-4 family residences (including construction loans). The Bank also had $179 thousand in repossessed assets.

CLASSIFIED ASSETS

          Home Savings had $1.7 million in classified assets at September 30, 1996. The classified assets consisted of $484 thousand classified as special mention, $1.2 million in substandard, $4 thousand in doubtful, and $13 thousand in loss. The Bank had a loan loss allowance of $2.351 million, or 138% of classified assets at September 30, 1996.

LOAN LOSS ALLOWANCE

          Table I.13 provides an analysis of Home Savings' loan loss allowance. Table I.14 shows the allocation of the loan loss allowance among the loan categories as of September 30, 1994, 1995, and 1996.

                      TABLE I.12 - NON-PERFORMING ASSETS

                                                                 At September 30,
                                                       -----------------------------------
                                                          1996        1995         1994
                                                       ----------  ----------   ----------
                                                              (Dollars in Thousands)
     Loans accounted for on a nonaccrual
      basis:
        Real estate:
          1-4 Family Residential                            376           413           286
          Multi- Family Residential                         -0-           -0-           -0-
          Construction                                      647           248           -0-
        Commercial                                            8           -0-           -0-
        Consumer                                              3            20            53
                                                       ----------  ----------   -----------
        Total                                             1,034           681           339
                                                       ----------  ----------   -----------
     Accruing loans which are contractually
      past due 90 days or more                              -0-           -0-           -0-
                                                       ----------  ----------   -----------
        Total nonperforming loans                         1,034           681           339
                                                       ----------  ----------   -----------
     Foreclosed real estate                                 179            69           180
                                                       ----------  ----------   -----------
     Total nonperforming assets                           1,213           750           519
                                                       ==========  ==========   ===========
     Allowance for loan losses                            2,351         1,877         1,977
                                                       ==========  ==========   ===========
     Nonperforming assets to total assets                  0.62%         0.42%         0.31%
                                                       ==========  ==========    ==========
     Nonperforming loans to total loans                    0.66%         0.47%         0.25%
                                                       ==========  ==========   ===========
     Allowance for loan losses to total loans              1.51%         1.30%         1.46%
                                                       ==========  ==========   ===========
     Allowance for loan losses to                        227.37%       275.62%      583.19%
      nonperforming loans
                                                       ==========  ==========   ===========

SOURCE:  OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

              TABLE I.13 - ANALYSIS OF ALLOWANCE FOR LOAN LOSSES

The following table sets forth an analysis of the Bank's allowance for possible loan losses for the periods indicated (dollars in thousands):

                                           YEAR ENDED SEPTEMBER 30,
                                          ---------------------------
                                            1996      1995     1994
                                          --------  --------  -------
Balance at beginning of period               1,877     1,977    1,843
Loans charged off                               63       122       78
Recoveries                                      26         2        2
                                          --------  --------  -------
Net loans charged off                           37       120       76
                                          --------  --------  -------
Provision for loan losses                      511        20      210
                                          --------  --------  -------
Balance at end of period                     2,351     1,877    1,977
                                          ========  ========  =======
Allowance for loan losses as a percent
  of net loans at the end of the period       1.51%     1.30%    1.46%
                                          ========  ========  =======
Ratio of net charge-offs (recoveries)
 to average loans outstanding                 0.02%     0.09%    0.06%
                                          ========  ========  =======

SOURCE:  OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

           TABLE I.14 - ALLOCATION OF THE ALLOWANCE FOR LOAN LOSSES

The following table allocates the allowance for loan losses by loan category at the dates indicated. The allocation of the allowance to each category is not necessarily indicative of future losses and does not restrict the use of the allowance to absorb losses in any category.

                                                         At September 30,
                             -----------------------------------------------------------------------
                                       1996                    1995                    1994
                             ----------------------- ------------------------ ----------------------
                                        Percent of              Percent of              Percent of
                                      Loans in Each           Loans in Each           Loans in Each
                                       Category to             Category to             Category to
                              Amount   Total Loans    Amount   Total Loans    Amount   Total Loans
                             -------- -------------- -------- --------------- ------- --------------
                                                            ($000's)
Residential mort.              1,037           54.6%   1,041           64.9%   1,137           72.6%
Commercial                       879           23.9%     517           16.3%     497           12.6%
Consumer                         435           21.5%     319           18.8%     343           14.8%
Unallocated                      -0-            0.0%     -0-            -0-%     -0-            -0-%
                             -------- -------------- -------- --------------- ------- --------------

   Total allowance
       for loan losses         2,351          100.0%   1,877          100.0%   1,977          100.0%
                             ======== ============== ======== =============== ======= ==============

SOURCE:  OFFERING CIRCULAR

MORTGAGE-BACKED SECURITIES AND INVESTMENTS

          Table I.15 provides a breakdown of mortgage-backed securities and investment securities with maturity and yield information as of September 30, 1996. Table I.16 provides breakdowns for mortgage-backed securities and investment securities at September 30, 1994, 1995, 1996.

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

                 TABLE I.15 -INVESTMENT MATURITIES AND YIELDS

The following table sets forth the scheduled maturities, carrying value, amortized cost and average yields for the Bank's investment securities at September 30, 1996.

                                                                 AT SEPTEMBER 30, 1996
                               -------------------------------------------------------------------------------------------------
                                 ONE YEAR OR LESS       ONE TO FIVE YEARS         FIVE TO TEN YEARS        MORE THAN TEN YEARS
                               -------------------    ----------------------    ----------------------    ----------------------
                                 CARRYING  AVERAGE     CARRYING     AVERAGE      CARRYING     AVERAGE      CARRYING     AVERAGE
                                  VALUE     YIELD       VALUE        YIELD        VALUE        YIELD        VALUE        YIELD
                               ---------- --------    ---------   ----------    ---------    ---------    ---------    ---------
                                                                     (Amounts in 000's)
AVAILABLE FOR SALE:
-------------------
U.S. government and agency          2,036     6.50%       3,071        7.13%          -0-        0.00%          -0-        0.00%
Municipals                          3,000     5.30%         -0-        0.00%          -0-        0.00%          -0-        0.00%
Mortgage-backed securities            -0-     0.00%         -0-        0.00%        3,813        7.01%       10,984        7.49%

HELD TO MATURITY:
-----------------
FHLB stock                            -0-     0.00%         -0-        0.00%          -0-        0.00%        1,288        7.30%
                               ---------- ---------   ---------   ----------    ---------   ----------    ---------   ----------
     Total                          5,036     5.78%       3,071        7.13%        3,813        7.01%       12,293        7.47%
                               ========== =========   =========   ==========    =========   ==========    =========   ==========

                              ---------------------------------
                                 TOTAL INVESTMENT PORTFOLIO
                              ---------------------------------
                               CARRYING     MARKET     AVERAGE
                                VALUE       VALUE       YIELD
                              ---------   --------    ---------

AVAILABLE FOR SALE:
-------------------
U.S. government and agency        5,107      5,025       6.87%
Municipals                        3,000      3,000       5.30%
Mortgage-backed securities       14,797     14,812       7.37%

HELD TO MATURITY:
-----------------
FHLB stock                        1,288      1,288       7.30%
                              ---------   --------    --------
     Total                       24,192     24,125       7.01%
                              =========   ========    ========

SOURCE: OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

                           TABLE I.16 - INVESTMENTS

The following table sets forth the carrying value of the Bank's investment security portfolio at the dates indicated:

                                                     At September 30,
                                             --------------------------------
                                                1996       1995       1994
                                             ---------- ---------- ----------
                                                  (Dollars in Thousands)
SECURITIES AVAILABLE FOR SALE:
------------------------------
U.S. government and agency securities             5,107        -0-        -0-
State government obligations                      3,000        -0-        -0-
Mortgage-backed securities                       14,797      9,072      9,194
                                             ---------- ---------- ----------
     Total                                       22,904      9,072      9,194

SECURITIES HELD TO MATURITY:
----------------------------
U.S. government and agency securities               -0-      3,008      1,004
FHLB stock                                        1,288      1,288      1,249
Mortgage-backed securities                          -0-     13,213      9,341
                                             ---------- ---------- ----------
     Total                                        1,288     17,509     11,594
                                             ---------- ---------- ----------
               TOTAL                             24,192     26,581     20,788
                                             ========== ========== ==========

SOURCE:  OFFERING CIRCULAR

SAVINGS DEPOSITS

     At September 30, 1996, Home Savings' deposit portfolio was composed as follows: Passbook accounts--$7.02 million or 2.0%; Transaction accounts--$27.34 million or 16.0%; and certificate accounts--$136.86 million or 79.9% (see Table I.17). Table I.18 shows the totals of time deposits and the maturities by year at September 30, 1996. At September 30, 1996, 81.29% of Home Savings' certificates matured within one year and 99.15% matured within two years.

     Home Savings is not overly dependent on jumbo certificates of deposit. At September 30, 1996, the Bank had $20.57 million in certificates that were issued for $100 thousand or more, or 12.01% of its total deposits (see Table I.19).

     Table I.20 presents information on deposit flows for the years ending September 30, 1994, 1995, and 1996.

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

BORROWINGS

          SEE TABLE I.21. Home Savings' has had significant borrowings in recent years, but not extensively in 1996.

SUBSIDIARIES

          Home Savings liquidated its inactive subsidiary at September 30, 1996.

LEGAL PROCEEDINGS

          From time to time, Home Savings becomes involved in legal proceedings principally related to the enforcement of its security interest in real estate loans. In the opinion of Management of the Bank, no legal proceedings are in process or pending that would have a material effect on Home Savings' financial position, results of operations, or liquidity.

EARNINGS CAPACITY OF THE INSTITUTION

          As in any interest sensitive industry, the future earnings capacity of Home Savings will be affected by the interest rate environment. Historically, the thrift industry has performed at less profitable levels in periods of rising interest rates. This performance is due principally to the general composition of the assets and the limited repricing opportunities afforded even the adjustable rate loans. The converse earnings situation (falling rates) does not afford the same degree of profitability potential for thrifts due to the tendency of borrowers to refinance both high rate fixed rate loans and adjustable loans as rates decline.

          Home Savings is no exception to the aforementioned phenomenon. With its current asset and liability structure, however, the effect of rising interest rates will generally be temporary. As Home Savings progresses in its conversion from thrift to commercial bank, the effect on income of changing interest rates will continue to decrease.

          The addition of capital through the conversion will allow Home Savings to grow. As growth is attained, the leverage of that new capital should, from a ratio of expenses to total assets standpoint, reduce the operating expense ratio. Though the Bank's projected growth rate is healthy, Management expects to control the risk levels inherent in the Bank's asset base.

ASSET-SIZE-EFFICIENCY OF ASSET UTILIZATION

          At its current size and in its current asset configuration, Home Savings is a moderately efficient operation. With total assets of approximately $194.1 million, Home Savings has 117 full time equivalent employees. Recognizing that the Bank is servicing approximately $253.7 million in loans for others, and it essentially has in place the infrastructure of a commercial bank, its employees to assets ratio is not like the typical thrift.

INTANGIBLE VALUES

          Home Savings' greatest intangible value lies in its loyal deposit base. Home Savings has a 94 year history of sound operations, controlled growth, and consistent earnings. The Bank currently has 3.85% of the deposit market in its area, and it has the ability to increase market share.

          Home Savings has no significant intangible values that could be attributed to unrecognized asset gains on investments and real estate. It does have, however, loan servicing of $253.7 million, which could have a value of $1.5 million to $3.0 million.

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

EFFECT OF GOVERNMENT REGULATIONS

          Although still considered a thrift, Home Savings has emphasized commercial bank operations during recent years. With its continued transition to commercial bank, the Bank's loan mix and deposit mix are both expected to continue to change. Government regulations will have the greatest impact in the area of cost of compliance and reporting. The conversion will create an additional layer of regulations and reporting and thereby increase the cost to the Bank. No specific future plans currently exist to make acquisitions or purchase branches or complicate operations with matters that would add to reporting and regulatory compliance. However, the Bank is interested in growth and will pursue de novo branching, branch purchases, or whole bank acquisitions if appropriate opportunities arise.

OFFICE FACILITIES

          Home Savings' offices are well maintained and are considered adequate for the convenience and needs of the Bank's customer base. Table I.22 provides information on all of Home Savings' banking offices. The Bank also has three loan production offices and one loan processing office.

                        TABLE I.17 - SAVINGS PORTFOLIO

          Savings deposits in the Bank at September 30, 1996, were represented by the various types of savings programs described below.

         Interest                     Category           Balances   Percentage
           Rate                                          ($000's)    of Total
                                                                      Savings
     -------------------------------------------------------------------------

           0.61%             NOW accounts                  17,079       9.98%
           4.20%             Money market deposit          10,256       5.99%
                                                         --------   ---------
                                   accounts
                             Total demand accounts         27,335      15.97%
           2.00%                    Passbook                7,020       4.10%
                                                         --------   ---------
                             Total transaction accounts    34,355      20.07%
                                                         --------   ---------
           5.54%             Certificates of deposit      136,858      79.93%
          ------                                         --------   ---------
           4.82%                      Totals              171,213     100.00%
          ======                                         ========   =========

SOURCE:  OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

                     TABLE I.18 - TIME DEPOSIT MATURITIES

The following table sets forth the amount and maturities of time deposits at September 30, 1996.

                                        Amount Due
                 ------------------------------------------------------------
                  Less Than                                    Over
Rate               One Year     1-2 Years       2-3 Years    3 Years    Total
---------------  ------------   ---------       ---------    -------    -----
                                        (In thousands)
Amount due            111,256     24,446              256        900  136,858

                 =============  =========       =========    =======    =====
Percentage              81.29%     17.86%           0.19%      0.66%  100.00%
                 =============  =========       =========    =======    =====

Weighted rate            5.44%      5.95%           4.98%      6.53%    5.54%
                 =============  =========       =========    =======    =====

SOURCE:  OFFERING CIRCULAR


                            TABLE I.19 - JUMBO CD'S

The following table indicates the amount of the Bank's certificates of deposit of $100,000 or more by time remaining until maturity as of September 30, 1996.

                                               Certificates
                                                of Deposit
                                             ----------------
        Maturity Period                       (In thousands)
        ---------------
        Three months or less                            4,082
        Over three through six months                   5,213
        Over six through 12 months                      8,171
        Over 12 months                                  3,100
                                             ----------------
        Total                                          20,566
                                             ================

   SOURCE:  OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

                     TABLE I.20 - SAVINGS DEPOSIT ACTIVITY

The following table sets forth the savings activities of the Bank for the periods indicated.

                                                       YEAR ENDED SEPTEMBER 30,
                                       -------------------------------------------------------
                                               1996               1995              1994
                                               ----               ----              ----
                                                            (IN THOUSANDS)
Deposits less withdrawals                    11,826              16,933            24,833
Interest credited                             5,930               4,932             3,114
                                       ------------       -------------     -------------
Net increase (decrease)                      17,756              21,865            27,947
                                       ============       =============     =============
SOURCE:  OFFERING CIRCULAR

                       TABLE I.21 - SHORT-TERM BORROWINGS

                                      AT OR FOR THE YEAR ENDED
                                           SEPTEMBER 30,
                                     --------------------------
                                         1996          1995
                                     ------------  ------------
                                          (IN THOUSANDS)
FHLB advances at end of period               -0-         4,000
Average rate                                0.00%         7.27%

Maximum FHLB advances outstanding
    at any month end                       7,000        21,000

Average FHLB advances outstanding          2,250        11,521
Average rate paid                           6.83%         6.54%

SOURCE:  OFFERING CIRCULAR

FERGUSON & CO., LLP                                                   SECTION I.
-------------------                                                   ----------

                         TABLE I.22 - BANKING OFFICES

                                NET BOOK      YEAR      OWNED OR      SQUARE
PHYSICAL ADDRESS               VALUE (1)     OPENED      LEASED       FOOTAGE
----------------              ------------  --------  -------------  ---------
                               ($000'S)
                              -----------
1311 Carolina Avenue                 $651       1986       Owned        10,200
Washington-Main Office

300 N Market Street                   130       1959       Owned         4,700
Washington-Branch

604 E Ehringhaus Street               186       1980       Owned         2,500
Elizabeth City-Branch

1725 S Glenburnie Road                347       1990       Owned         2,600
New Bern-Branch

202 Craven Street                      45       1995      Leased(2)      2,500
New Bern-Branch

301 E Arlington Blvd.                 322       1993       Owned         2,600
Greenville-Branch

827 Hardee Road                       -0-       1996      Leased(3)      2,000
Kinston-Branch

300 Sunset Avenue                     338       1994       Owned         4,900
Rocky Mount-Branch

(1) Cost less accumulated depreciation and amortization of land and buildings at September 30, 1996.
(2) Lease expires July 14, 2000.
(3) Lease expires February 28, 1999.

SOURCE:  HOME SAVINGS BANK

                                  SECTION II
                                  MARKET AREA

FERGUSON & CO., LLP                                                  SECTION II.
-------------------                                                  -----------

                               II.  MARKET AREA

DEMOGRAPHICS

          Home Savings conducts its operations through eight banking offices located in the central and upper sections of eastern North Carolina. It also has a loan production office in the upper section of central North Carolina (Louisburg) and two loan production offices in the southern section of eastern North Carolina (Wilmington and Shallotte). North Carolina is in the middle Atlantic region of the United States. Washington, where Home Savings' main office is located, is in the upper section of eastern North Carolina. It is approximately 110 miles east of Raleigh, 75 miles west of the Atlantic Ocean, and 100 miles south of the Virginia border.

          Home Savings has determined that its principal trade area is the six counties in which it has banking offices plus the contiguous counties. Home Savings has banking offices in Beaufort, Craven, Lenoir, Nash, Pasquotank, and Pitt Counties. Table II.1 presents historical and projected trends for the United States, North Carolina, and the six counties named above. The information addresses population, income, employment, and housing trends.

          As indicated in Table II.1, population growth rates for Nash, Pasquotank, and Pitt Counties exceeded that of the United States for the period 1990 to 1996 and are projected to exceed the United States growth rate for the period 1996 to 2001. Population growth rates for Nash and Pitt Counties exceeded that of North Carolina for the period 1990 to 1996 and the growth rate for Nash County is projected to exceed the North Carolina growth rate for the period 1996 to 2001. The population growth rate for Pasquotank County was just below that of North Carolina for the 1990 to 1996 period and is projected to fall just below it for the period 1996 to 2001, as is Pitt County. North Carolina's growth rate exceeded that of the United States for the period 1990 to 1996 and is projected to exceed it for the period 1996 to 2001. Population growth rates for Beaufort, Craven, and Lenoir Counties were below that of both the United States and the State of North Carolina for the period 1990 to 1996 and are also projected to be below that of the United States and North Carolina for the period 1996 to 2001. The composite of the six counties in which Home Savings has banking offices contained approximately 6.0% of the population of North Carolina and the composite grew by 8.75% from 1990 to 1996 and is projected to grow by 6.33% from 1996 to 2001. Growth in the number of households follows the trends in projected population growth.

          Per capita income from the 1990 census was below both the United States and North Carolina in all of the six counties in which Home Savings has banking offices. North Carolina's 1990 per capita income was below that of the United States. Household income for 1996 for North Carolina was below the United States. With the exception of Craven County, all of the counties in which Home Savings has banking offices had household income under the State of North Carolina in 1996. This same trend is projected to continue in 2001.

          Income distribution levels for all of Home Savings' six counties are below that of North Carolina, which is also below that of the United States.

          With projections of a growing population and number of households, combined with projections of a flat to declining household income, the market for housing units should also grow. The United States had 10.07% vacant housing units in 1990, versus 10.69% for the State of North Carolina. With the exception of Beaufort County, which had a vacancy rate of 17.56% in 1990, all of the counties in the area in which Home Savings has banking offices had lower vacancy rates than both the United States and the State of North Carolina.

FERGUSON & CO., LLP                                                  SECTION II.
-------------------                                                  -----------

          The principal sources of employment in the six county trade area are trade and manufacturing (Table II.2). Public administration and services are also important. The major employers in Home Savings' market area are engaged in health care, education, and manufacturing. Agriculture is also important, as the market area includes the flue cured tobacco capital of the world.

          Based on information publicly available on deposits as of June 30, 1995 (see Table II.3), the six county market area had $4.069 billion in deposits and Home Savings had 3.85% of the deposit market, up from 2.67% at June 30, 1993. Home Savings' competition consists of 3 savings bank offices, 8 savings association offices, 138 commercial bank offices, and 13 credit union offices.

          Table II.4 provides building permit information for recent years for the six counties in which Home Savings has banking offices. The general trend for residential activity has been upward, with significant fluctuations in commercial activity.

          Analysis of the data presented above presents a picture of ample economic opportunity, suggesting that Home Savings has sufficient growth opportunities within its current market area. The capital raised in conversion, however, will create pressure to grow and leverage the capital to achieve a reasonable return on equity. The Bank will consider acquisitions as a growth tool. However, whole bank acquisition opportunities are virtually non-existent in Home Savings' market area.

          Growth opportunities for Home Savings can be assessed by reviewing economic factors in its market area. The salient factors include growth trends, economic trends, and competition from other financial institutions. We have reviewed these factors to assess the potential for the market area. In assessing the growth potential of Home Savings, we must also assess the willingness and flexibility of management to respond to the competitive factors that exist in the market area. Our analysis of the economic potential and the potential of management affects the valuation of the Bank. Management has demonstrated its interest in being a full service bank through its transition to commercial banking activities and its plans to convert to a commercial bank charter. The Bank has demonstrated successful de novo branching efforts in recent years. Future growth efforts will likely include additional de novo branches, in addition to efforts to purchase branches of other financial institutions in Home Savings' current market area and whole bank or whole thrift acquisitions on the periphery of its current market area.

FERGUSON & CO., LLP                                                  SECTION II.
-------------------                                                  -----------

                        TABLE II.1 - DEMOGRAPHIC TRENDS
        United States, North Carolina, Beaufort County, Craven County,
         Lenoir County, Nash County, Pasquotank County and Pitt County

=====================================================================================================================
                                       UNITED        NORTH    BEAUFORT  CRAVEN   LENOIR    NASH   PASQUOTANK   PITT
      KEY ECONOMIC INDICATOR           STATES       CAROLINA   COUNTY   COUNTY   COUNTY   COUNTY    COUNTY    COUNTY
---------------------------------------------------------------------------------------------------------------------
Total Population, 2001 Est.          278,802,003    7,865,805  46,215   90,558   61,712   95,671    36,707   128,287
  1996 - 2001 Percent Change, Est.          5.09         7.52    3.93     4.59     3.30     9.68      7.01      7.37
Total Population, 1996 Est.          265,294,885    7,315,856  44,467   86,582   59,741   87,229    34,303   119,485
  1990 - 96 Percent Change, Est.            6.67        10.37    5.17     6.09     4.31    13.76      9.60     10.71
Total Population, 1990               248,709,873    6,628,637  42,283   81,613   57,274   76,677    31,298   107,924
---------------------------------------------------------------------------------------------------------------------
Household Income, 2001 Est.               33,189       28,922  22,953   29,224   22,393   26,399    23,316    25,416
  1996 - 2001 Percent Change, Est          (3.88)       (5.37)  (4.61)   (4.73   (11.94)   (5.18)    (7.58)    (6.70)
Household Income, 1996 Est.               34,530       30,562  24,062   30,674   25,430   27,840    25,229    27,242
---------------------------------------------------------------------------------------------------------------------
Per Capita Income, 1990                   16,738       15,147  12,204   14,254   12,615   13,900    12,128    13,924
---------------------------------------------------------------------------------------------------------------------
Household Income Distribution-2001 Est. (%)
  $15,000 and less                            20           22      32       21       31       25        30        28
  $15,000 - $25,000                           16           18      20       18       18       19        20        18
  $25,000 - $50,000                           34           36      32       38       34       35        34        32
  $50,000 - $100,000                          24           21      14       20       15       18        13        19
  $100,000 and over                            6            4       3        3        3        3         3         4
---------------------------------------------------------------------------------------------------------------------
Unemployment rate, 1990                     6.24         4.63    6.05     5.25     5.67     4.38      6.10      5.41
---------------------------------------------------------------------------------------------------------------------
Median Age of Population, 1996 Est          34.3         34.8    37.5     31.7     36.5     35.5      33.3      30.6
Median Age of Population, 1990              32.9         33.1    35.7     30.2     34.7     33.8      32.2      29.5
---------------------------------------------------------------------------------------------------------------------
Average Housing Value, 1990               79,098       79,714  64,848   80,152   60,114   72,842    69,541    76,684
---------------------------------------------------------------------------------------------------------------------
Total Households, 2001 Est.          103,293,062    3,005,720  17,701   33,196   23,760   36,217    13,320    49,013
  1996 - 2001 Percent Change, Est.          5.14         7.79    4.05     4.76     3.45     9.85      7.17      7.88
Total Households, 1996                98,239,161    2,788,382  17,012   31,688   22,968   32,971    12,429    45,431
  1990 - 96 Percent Change, Est.            6.84        10.78    5.29     7.26     4.70    13.53      9.18     12.20
Total Households, 1990                91,947,410    2,517,026  16,157   29,542   21,938   29,041    11,384    40,491
---------------------------------------------------------------------------------------------------------------------
Total Housing Units, 1990            101,641,260    2,818,193  19,598   32,293   23,739   31,024    12,298    43,070
  % Vacant                                 10.07        10.69   17.56     8.52     7.59     6.39      7.43      5.99
  % Occupied                               89.93        89.31   82.44    91.48    92.41    93.61     92.57     94.01
    % By Owner                             57.78        60.74   61.09    57.92    58.28    60.27     60.38     54.60
    % By Renter                            32.15        28.57   21.35    33.56    34.14    33.34     32.18     39.41
=====================================================================================================================

 Source:  Scan/US, Inc.

FERGUSON & C0., LLP                                                  SECTION II.
-------------------                                                  -----------




                      Table II.2 - Employment by Industry
      United States, North Carolina, and Counties in Home Savings' Market

                                                                                                        Pasquo-
                                        United     North      Beaufort    Craven    Lenoir    Nash       tank       Pitt
             Industry                   States    Carolina     County     County    County    County    County     County
===================================     ======    ========    ========    ======    ======    ======    =======    ======
    Construction/Agriculture/Mining       9.5        7.3         8.0        5.4      10.0       6.5       5.6       13.9

    Manufacturing                        17.7       23.4        45.0       12.3      28.0      33.8       9.6        2.7

    Transportation/Utilities              7.1        4.6         2.0        3.4       2.0       2.3       3.7        3.6

    Trade                                21.2       22.5        17.0       22.6      20.0      25.9      29.8       34.3

    Finance/Insurance                     6.9        4.2         5.0        2.5       2.0       4.1       3.4        7.9

    Services                             32.7       21.8        15.0       18.1      16.0      14.9      13.8       33.1

    Public Administration                 4.9       16.2         8.0       35.7      22.0      12.5      34.1        4.5

FERGUSION & CO., LLP                                                 SECTION II.
--------------------                                                 -----------

                       Table II.3 - Market Area Deposits

--------------------------------------------------------------------------------


                                          1995          1994          1993
                                     -----------------------------------------
                                                   (in Thousands)

Home Savings Bank                     $   156,768   $   124,257   $   100,703
                                     -----------------------------------------
     Number of Branches                         7             6             6

Other Savings Banks                   $    34,926   $    36,889   $    39,350
                                     -----------------------------------------
     Number of Branches                         3             3             3

Total Savings Bank Deposits           $   191,694   $   161,146   $   140,053
                                     -----------------------------------------
     Number of Branches                        10             9             9

Total Savings Association Deposits    $   229,853   $   233,589   $   269,010
                                     -----------------------------------------
     Number of Branches                         8             9            10

Total Bank Deposits                   $ 3,531,692  $  3,317,692   $ 3,243,730
                                     -----------------------------------------
     Number of Branches                       138           147           147

Total Credit Union Deposits           $   115,434  $    119,320   $   112,752
                                     -----------------------------------------
     Number of Branches                        13            13           13

        Total Market Area Deposits    $ 4,068,673  $  3,831,747   $ 3,765,545
                                      ========================================

Home Savings - Market Share
     To Total Market Area Deposits           3.85%         3.24%         2.67%

-------------------------------------------------------------------------------

Source:  BranchSource, a product of Sheshunoff Information Services, Inc.

FERGUSON & CO., LLP                                                  SECTION II.
-------------------                                                  -----------


                   TABLE II.4 - SUMMARY OF BUILDING PERMITS

     ----------------------------------------------------------------------------------------------------------------------
     Beaufort County
     ---------------

                                  Six Months
                                 Ended June 30,                    Year Ended December 31,
                              --------------------  ---------------------------------------------------------
                                      1996               1995                 1994             1993
                              --------------------  ----------------   -----------------  -------------------
                                         Value             Value                 Value            Value
                                 No.     ($000)      No.   ($000)        No.     ($000)     No.   ($000)
                              --------------------  ----------------   -----------------  -------------------
     Residential                  141   $ 10,429     715   $ 28,048       890   $25,722      880   $ 20,029

     Commercial                    23      4,127     170      8,801       137    17,662      116     11,440
                              -------------------   ----------------   -----------------  -------------------

     Total                        164   $ 14,556     885   $  36,84     1,027   $43,384      996   $ 31,469
                              ==================    ================   =================  ===================
     ----------------------------------------------------------------------------------------------------------------------

SOURCE:  BEAUFORT COUNTY INSPECTIONS DEPARTMENT

     ----------------------------------------------------------------------------------------------------------------------
     Craven County
     -------------

                                  Six Months
                                 Ended June 30,                    Year Ended December 31,
                              --------------------  ---------------------------------------------------------
                                      1996               1995                 1994             1993
                              --------------------  ----------------   -----------------  -------------------
                                         Value             Value                 Value            Value
                                 No.     ($000)      No.   ($000)        No.     ($000)     No.   ($000)
                              --------------------  ----------------   -----------------  -------------------
     Residential                  340   $ 23,146     675   $ 42,390       719  $140,081      602   $ 41,870
        and
     Commercial
                              -------------------   ----------------   -----------------  -------------------

     Total                        340   $ 23,146     675   $  42,390      719  $140,081      602   $ 41,870
                              ==================    ================   =================  ===================
     ----------------------------------------------------------------------------------------------------------------------

SOURCE:  CRAVEN COUNTY BUILDING INSPECTIONS OFFICE

FERGUSON & CO., LLP                                                  SECTION II.
-------------------                                                  -----------


                   TABLE II.4 - SUMMARY OF BUILDING PERMITS

     ----------------------------------------------------------------------------------------------------------------------
     Lenoir County
     -------------

                                  Six Months
                                 Ended June 30,                    Year Ended December 31,
                              --------------------  ---------------------------------------------------------
                                      1996               1995                 1994             1993
                              --------------------  ----------------   -----------------  -------------------
                                         Value             Value                 Value            Value
                                 No.     ($000)      No.   ($000)        No.     ($000)     No.   ($000)
                              --------------------  ----------------   -----------------  -------------------
     Residential                   76   $  4,214     147   $  9,990       132   $ 8,354      142   $  8,989

     Commercial                    17     11,247      27      2,091        14     1,703       21     32,928
                              -------------------   ----------------   -----------------  -------------------

     Total                         93   $ 15,461     174   $ 12,081       146   $10,057      163   $ 41,917
                              ==================    ================   =================  ===================
     ----------------------------------------------------------------------------------------------------------------------

SOURCE:  LENOIR COUNTY BUILDING INSPECTIONS DEPARTMENT

     ----------------------------------------------------------------------------------------------------------------------
     Nash County
     -----------

                                  Six Months
                                 Ended June 30,                    Year Ended December 31,
                              --------------------  ---------------------------------------------------------
                                      1996               1995                 1994             1993
                              --------------------  ----------------   -----------------  -------------------
                                         Value             Value                 Value            Value
                                 No.     ($000)      No.   ($000)        No.     ($000)     No.   ($000)
                              --------------------  ----------------   -----------------  -------------------
     Residential                  222   $ 15,277     276   $ 15,163       306  $ 20,494      303   $ 17,849

     Commercial                     9      1,210      40     10,830        24     3,824       25      4,780
                              -------------------   ----------------   -----------------  -------------------

     Total                        231   $ 16,487     316   $  25,993      330  $ 24,318      328   $ 22,629
                              ==================    ================   =================  ===================
     ----------------------------------------------------------------------------------------------------------------------

SOURCE:  PLANNING DEPARTMENT AND BUDGET OFFICE OF NASH COUNTY

FERGUSON & CO., LLP                                                  SECTION II.
-------------------                                                  -----------


                   TABLE II.4 - SUMMARY OF BUILDING PERMITS

     ----------------------------------------------------------------------------------------------------------------------
     Pasquotank County
     -----------------

                                  Six Months
                                 Ended June 30,                    Year Ended December 31,
                              --------------------  ---------------------------------------------------------
                                      1996               1995                 1994             1993
                              --------------------  ----------------   -----------------  -------------------
                                         Value             Value                 Value            Value
                                 No.     ($000)      No.   ($000)        No.     ($000)     No.   ($000)
                              --------------------  ----------------   -----------------  -------------------
     Residential                  203   $  3,922     351   $  8,936       345   $11,268      341   $  9,087

     Commercial                    55      1,162      86      1,930        53       439       74        534
                              -------------------   ----------------   -----------------  -------------------

     Total                        258   $  5,084     437   $ 10,866       398   $11,707      415   $  9,621
                              ==================    ================   =================  ===================
     ----------------------------------------------------------------------------------------------------------------------

SOURCE:  COUNTY INSPECTORS OFFICE

     ----------------------------------------------------------------------------------------------------------------------
     Pitt County
     -----------

                                  Six Months
                                 Ended June 30,                    Year Ended December 31,
                              --------------------  ---------------------------------------------------------
                                      1996               1995                 1994             1993
                              --------------------  ----------------   -----------------  -------------------
                                         Value             Value                 Value            Value
                                 No.     ($000)      No.   ($000)        No.     ($000)     No.   ($000)
                              --------------------  ----------------   -----------------  -------------------
     Residential                  237   $ 16,225     477   $ 33,975       579  $ 45,515      527   $ 42,016

     Commercial                   123      4,364     245    171,790       218   155,777      198      5,831
                              -------------------   ----------------   -----------------  -------------------

     Total                        360   $ 20,589     722   $205,765       797  $201,292      725   $ 47,847
                              ==================    ================   =================  ===================
     ----------------------------------------------------------------------------------------------------------------------

SOURCE:  PITT COUNTY BUILDING INSPECTOR

                                  SECTION III

                           COMPARISON WITH PUBLICLY

                                TRADED THRIFTS

FERGUSON & CO., LLP                                                  SECTION III
-------------------                                                  -----------


                 III.  COMPARISON WITH PUBLICLY TRADED THRIFTS

COMPARATIVE DISCUSSION

     This section presents an analysis of Home Savings relative to a group of twelve publicly traded thrift institutions ("Comparative Group"). Such analysis is necessary to determine the adjustments that must be made to the pro forma market value of Home Savings' stock. Table III.1 presents a listing of the comparative group with general information about the group. Table III.2 presents key financial indicators relative to profitability, balance sheet composition and strength, and risk factors. Table III.3 presents a pro forma comparison of Home Savings to the comparative group. Exhibits III and IV contain selected financial information on Home Savings and the comparative group. This information is derived from quarterly TFR's filed with the OTS and call reports filed with the FDIC. The selection criteria and comparison with the Comparative Group are discussed below.

SELECTION CRITERIA

     Ideally, the comparative group would consist of thrifts in the same geographic region with identical local economies, asset size, capital level, earnings performance, asset quality, etc. However, there are few comparably sized institutions with stock that is liquid enough to provide timely, meaningful market values. Therefore, we have selected a group of comparatives that are either listed on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX"), or Nasdaq. We excluded companies that are apparent takeover targets and companies with unusual characteristics that tend to distort both mean and median calculations. For example, we have excluded all companies with losses during the trailing twelve months. We have also excluded mutual holding companies (see Exhibit VI).

     Because of the limited number of similar size thrifts with sufficient trading volume, we looked for members of the comparative group among thrifts with assets between $150 million and $300 million. The Southeast Region, which includes North Carolina, had 9 thrifts that met the aforementioned requirements. We found 80 thrifts that met the asset size requirements in the entire country (we consider 10 to be the minimum number), and we retained 12 and eliminated 68 for the following reasons: (a) Seven were mutual holding companies; (b) Twelve were BIF insured; (c) Sixteen had less than one full year reporting as a stock;
(d) Two had no meaningful earnings data; (e) Nine had non-performing assets in excess of 1.5% of total assets; and (f) Twenty had less than 60% of their assets in loans. After eliminating the thrifts described above, there were 34 left. We selected the 12 with the highest loans serviced to total assets ratios and eliminated the remaining 22.

     The principal source of data was SNL Securities, Charlottesville, Virginia. There are approximately 430 publicly traded thrifts listed on NYSE, AMEX, or Nasdaq. In developing statistics for the entire country, we eliminated certain institutions that skewed the results, in order to make the data more meaningful:

     .    We eliminated companies with losses,

     .    We eliminated indicated acquisition targets,

     . We eliminated companies with price/earnings ratios in excess of 25, and

     . We eliminated companies that had not reported as a stock institution for one complete year.

FERGUSON & CO., LLP                                                  SECTION III
-------------------                                                  -----------


The resulting group of 270 publicly traded thrifts is included in Exhibit V.

     The selected group of comparatives has sufficient trading volume to provide meaningful price data. Three of the comparative group members are located in the Southeast and the others are located in the Midwest (8), and Mid-Atlantic
(1) Regions. With total assets of approximately $194.1 million, Home Savings is slightly below the group selected, which has average assets of $222.3 million and median assets of $218.0 million. However, Home savings' assets after conversion should be in line with the comparative group. Pro forma assets at the midpoint are $220.8 million.

PROFITABILITY

     Using the comparison of profitability components as a percentage of average assets, Home Savings was below the comparative group in return on assets, .45% to .93%; loss provisions, .28% to .07%; and operating expense, 3.46% to 2.39%. Home Savings was above the comparative group in net interest income, 3.95% to 3.01%; other operating income, 1.00% to .64%; and core income, .92% to .86%. Home Savings' operating expense minus other income was 2.46% versus 1.75% for the comparative group. After conversion, deployment of the proceeds will provide additional income, and Home Savings will compare more favorably with the comparative group in terms of return on average assets, with a return of 1.10% at the midpoint of the appraisal range. Pro forma return on average equity is 5.22% at the midpoint, versus a mean of 10.64% and median of 9.26% for the comparative group.

BALANCE SHEET CHARACTERISTICS

     The general asset composition of Home Savings is similar to that of the comparative group. Home Savings has a lower level of passive investments with 16.21% of its assets invested in cash, investments, and mortgage-backed securities, versus 24.22% for the comparative group. Home Savings has a higher percentage of its assets in loans, at 80.19% versus 73.01% for the comparative group. Home Savings' percentage of earning assets to interest costing liabilities is slightly lower than that of the group. Home Savings has 107.77% and the comparative group averages 109.70%. After conversion, Home Savings' ratio will be well above that of the group of comparatives.

     The liability side differs mainly in that Home Savings has a lower percentage of borrowings and a higher percentage of deposits. Home Savings' has borrowings equal to .54% of assets versus 12.41% for the comparative group and Home Savings has deposits equal to 88.19% of assets versus 76.19% for the comparative group.

RISK FACTORS

     Both Home Savings and the comparative group have low levels of nonperforming assets, with Home Savings' being slightly higher than the comparative group. Home Savings' loan loss allowance is 1.51% of net loans, which compares favorably with the comparative group. Home Savings' one year gap to assets is negative 12.20% versus positive 3.67% for the comparative group.

SUMMARY OF FINANCIAL COMPARISON

     Based on the above discussion of operational, balance sheet, and risk characteristics of Home Savings compared with the group, we believe that Home Savings' performance is level with that of the comparative group. While Home Savings' capital level is below the comparative group, the conversion proceeds will increase its capital well above the comparatives.

FERGUSON & CO., LLP                                                  SECTION III
-------------------                                                  -----------


FUTURE PLANS

     Home Savings' future plans are to remain a well capitalized, profitable institution with good asset quality and a commitment to serving the needs of its trade area, emphasizing lending and the continuing transition from thrift to commercial bank. The business plan emphasizes growth in consumer lending and commercial non-real estate lending. Management recognizes that it will take time to invest the proceeds of its capital infusion in a manner consistent with its historic performance and current policy. During that period of time, management is willing to accept a lower return on equity.

     Home Savings has always adhered to a controlled growth policy, and in recent years, it has continued to experience healthy growth. The additional capital raised by the sale of Common Stock will initially be used to purchase short term investment securities. Adjustable rate and short term loans will be emphasized. The Association will continue to minimize long term, fixed rate loans. The Association's business plan projects that it will experience growth in loans, savings deposits, and liquidity. And Management intends to continue to build the Bank's mortgage banking operation.

     Home Savings has no current plans to open or acquire branches. However, the additional capital and the formation of a holding company would make acquisition of branches or another financial institution a viable option. Management intends to expand and will open additional full service branches and loan production offices if necessary to meet the Bank's growth plans.

     Increasing market penetration by increasing the number of services and products available, coupled with opening additional offices, are the most likely methods to be employed to achieve growth on a long-term basis.

FERGUSON & CO., LLP     TABLE III.1-COMPARATIVES GENERAL CHARACTERISTICS
-------------------

SECTION III.
-----------

                                                                                     Total           Current   Current
                                                                            Number   Assets            Stock    Market
                                                                              of     ($000)            Price     Value
Ticker    Short Name                    City               Sta   Type (1)   Offices Mst RctQ  PO Date     ($)     ($M)
CAPS      Capital Savings Bancorp,      Jefferson City     MO    Trad & MB       6  217,954  12/29/93  22.500    21.74
EQSB      Equitable Federal Saving      Wheaton            MD    Trad & MB       4  267,776  09/10/93  26.250    15.75
FCBF      FCB Financial Corp.           Neenah             WI    Trad & MB       6  265,172  09/24/93  18.250    44.89
FFED      Fidelity Federal Bancorp      Evansville         IN    Trad & MB       4  262,216  08/31/87  11.000    27.45
FFHS      First Franklin Corporation    Cincinnati         OH    Trad & MB       7  216,508  01/26/88  14.250    16.61
GFCO      Glenway Financial Corp.       Cincinnati         OH    Trad & MB       6  278,809  11/30/90  18.250    20.64
MWFD      Midwest Federal Financial     Baraboo            WI    Trad & MB       9  187,601  07/08/92  23.250    37.81
NFSL      Newnan Holdings, Inc.         Newnan             GA    Trad & MB       9  162,199  03/01/86  24.500    35.76
OSBF      OSB Financial Corp.           Oshkosh            WI    Trad & MB       7  250,003  07/01/92  23.750    26.39
PLE       Pinnacle Bank                 Jasper             AL    Trad & MB       5  186,475  12/17/86  17.375    15.46
SJSB      SJS Bancorp                   St. Joseph         MI    Trad & MB       4  150,752  02/16/95  23.000    22.60
UFRM      United Federal Savings Bank   Rocky Mount        NC    Trad & MB       9  255,485  07/01/80   7.688    23.56

Maximum                                                                          9  278,809            26.250    44.89
Minimum                                                                          4  150,752              7.88    15.46
Average                                                                          6  225,079            19.172    25.72
Median                                                                           6  233,979            20.375    23.08

(1) All of these thrifts are traditional with some emphasis on mortgage banking.

SOURCE: SNL & F&C CALCULATIONS

FERGUSON CO., LLP                                                  SECTION III.
-----------------                                                  ------------



                    TABLE III.2 - KEY FINANCIAL INDICATORS

                                          Home Savings        Comparative
                                              Bank               Group
                                          -------------       ------------
PROFITABILITY
 (% of average assets)
Net income                                         0.45               0.93
Net interest income                                3.95               3.01
Loss (recovery)  provisions                        0.28               0.07
Other operating income                             1.00               0.64
Operating expense (1)                              3.46               2.39
Core income ( excluding gains and losses
 on asset sales and real estate o                  0.92               0.86


BALANCE SHEET FACTORS
 (% of assets)
Cash and investments                               8.59              16.31
Mortgage-backed securities                         7.62               7.91
Loans                                             80.19              73.01
Savings deposits                                  88.19              76.19
Borrowings                                         0.54              12.41
Equity                                             9.45               9.91
Tangible equity                                    9.45               9.83


RISK FACTORS
 (%)
Earning assets/costing liabilities               107.77             109.70
Non-performing assets/assets                       0.62               0.50
Loss allowance/non performing asset              228.28             186.70
Loss allowance/loans                               1.51               0.73
One year gap/assets                              (12.20)              3.67

(1) For 1996, SAIF assessment of $946,000 was excluded from operating expense and SAIF assessment of $582,000 (after deducting related taxes of $364,000) was excluded from core income.

SOURCE:  SNL SECURITIES,  F&C CALCULATIONS,
AND OFFERING CIRCULAR

FERGUSON & CO, LLP        TABLE III.3 - PRO  FORMA COMPARISONS      SECTION III.
------------------    CONVERTING INSTITUTION TO COMPARATIVE GROUP   ------------


                            HOME SAVINGS BANK, SSB




As of October 18, 1996

Ticker Name                       Price     Mk Value   PE     P/Book   P/TBook  P/Assets Div Yld   Assets
                                   ($)       ($Mil)   (X)      (%)      (%)      (%)     (%)     ($000)
     HOME SAVINGS
     ------------
     Before Conversion               N/A      N/A      N/A     N/A      N/A      N/A    N/A      194,139
     Pro Forma Supermax           15.000    41.66     16.4    77.5     77.5     18.2   2.67      229,566
     Pro Forma Maximum            15.000    36.23     14.9    73.8     73.8     16.1   2.67      224,877
     Pro Forma Midpoint           15.000    31.50     13.5    70.0     70.0     14.3   2.67      220,799
     Pro Forma Minimum            15.000    26.78     12.0    65.4     65.4     12.4   2.67      216,722

     COMPARATIVE GROUP
     -----------------
     Averages                     20.216    25.92     15.8   125.3    126.9     12.2   2.77      222,315
     Medians                      22.500    22.60     12.9   108.4    108.4     10.5   2.25      217,954

     NC PUBLIC THRIFTS
     -----------------
     Averages                     15.922    31.35     15.7   104.6    105.8     16.5   5.36      184,474
     Medians                      18.188    22.97     15.4   105.1    106.9     15.5   3.31      193,687

     SOUTHEAST REGION THRIFTS
     ------------------------
     Averages                     17.200    71.14     15.0   128.3    132.0     13.8   2.90      564,507
     Medians                      17.750    47.98     14.3   119.3    121.5     13.0   2.53      341,528

     ALL PUBLIC THRIFTS
     ------------------
     Averages                     19.876   168.18     14.6   121.3    126.3     12.1   2.28    1,547,023
     Medians                      18.000    48.39     14.1   115.3    118.7     10.9   2.22      427,615

     COMPARATIVE GROUP
     -----------------
CAPS CapitalSavBancp-MO           22.500    21.74     12.0   108.4    108.4     10.2   1.60      217,954
EQSB EquitableFSB-MD              26.250    15.75      8.4   111.0    111.0      5.9    -        267,776
FCBF FCBFinancialCrp-WI           18.250    44.89     16.7    96.2     96.2     16.9   3.95      265,172
FFED FidelityFed-IN               11.000    27.45     11.0   192.0    192.0     10.5   7.27      262,216
FFHS FirstFranklin-OH             14.250    16.61     13.6    81.9     82.7      7.7   2.25      216,508
GFCO GlenwayFinCp-OH              18.250    20.64     12.9    77.1     78.8      7.4   3.55      278,809
MWFD MidwestFedFin-WI             23.250    37.81     22.4   224.9    235.1     20.3   1.29      187,601
NFSL NewnanSvgsBk-GA              24.500    35.76     11.5   172.3    173.1     22.0   1.80      162,199
OSBF OSBFinancial-WI              23.750    26.39     29.3    84.0     84.0     10.6   2.70      250,008
PLE  PinnacleBank-AL              17.375    15.46     10.6   102.0    105.7      8.3   4.14      186,475
SJSB SJSBancorp-MI                23.000    22.60     25.6   128.5    128.5     15.0   1.91      150,752

FERGUSON & CO., LLP   TABLE III.3 - PRO FORMA COMPARISONS           SECTION III.
-------------------                                                 ------------
                      CONVERTING INSTITUTION TO COMPARATIVE GROUP


As of October 18, 1996

Ticker Name                        Eq/A     TEq/A     EPS     ROAA     ROAE
                                    (%)      (%)      ($)      (%)      (%)
       HOME SAVINGS
       ------------
       Before Conversion             9.5      9.5      N/A     0.92    9.47
       Pro Forma Supermax           23.4     23.4     0.91     1.15    4.75
       Pro Forma Maximum            21.8     21.8     1.01     1.12    4.98
       Pro Forma Midpoint           20.4     20.4     1.11     1.10    5.22
       Pro Forma Minimum            18.9     18.9     1.25     1.07    5.51

       COMPARATIVE GROUP
       ------------------
       Averages                     10.1     10.0     1.46     0.94   10.64
       Medians                       9.4      9.4     1.09     0.85    9.26

       NC PUBLIC THRIFTS
       -----------------
       Averages                     16.1     15.9     1.01     1.11    7.38
       Medians                      15.1     14.8     1.04     1.07    6.81

       SOUTHEAST REGION THRIFTS
       ------------------------
       Averages                     11.2     11.1     1.18     1.01    9.94
       Medians                       9.6      9.2     1.10     0.93    8.92

       ALL PUBLIC THRIFTS
       ------------------
       Averages                     10.5     10.3     1.47     0.95    9.77
       Medians                       9.0      8.5     1.28     0.91    8.92

       COMPARATIVE GROUP
       -----------------
CAPS   CapitalSavBancp-MO            9.4      9.4     1.88     0.92    9.26
EQSB   EquitableFSB-MD               5.3      5.3     3.13     0.78   14.98
FCBF   FCBFinancialCrp-WI           17.6     17.6     1.09     1.09    5.71
FFED   FidelityFed-IN                5.5      5.5     1.00     1.18   23.76
FFHS   FisrtFranklin-OH              9.4      9.3     1.05     0.62    6.56
GFCO   GlenwayFinCp-OH               9.6      9.4     1.41     0.56    5.91
MWF    MidwestFedFin-WI              9.0      8.7     1.04     1.28   13.41
NFSL   NewnanSvgsBk-GA              12.8     12.7     2.14     2.25   19.85
OSBF   OSBFinancial-WI              12.6     12.6     0.81     0.21    1.63
PLE    PinnacleBank-AL               8.1      7.9     1.64     0.85   10.96
SJSB   SJSBancorp-MI                11.7     11.7     0.90     0.63    5.00

                         Note: Stock prices are closing prices or last trade. Pro forma calculations for Home Savings are based on sales at $15 per share with a midpoint of $31,500,000, minimum of $26,775,000, and maximum of $36,225,000.

                         SOURCES: HOME SAVINGS' AUDITED AND UNAUDITED FINANCIAL STATEMENTS, SNL SECURITIES, AND F&C CALCULATIONS.

                                  SECTION IV

                             CORRELATION OF MARKET

                                     VALUE

FERGUSON & CO., LLP                                                  SECTION IV.
-------------------                                                  ----------

                       IV.  CORRELATION OF MARKET VALUE

MARKETABILITY & LIQUIDITY OF STOCK TO BE ISSUED

          Certain factors must be considered to determine whether adjustments are required in correlating Home Savings' market value to the comparative group. Those factors include financial aspects, market area, management, dividends, liquidity, thrift equity market conditions, and subscription interest.

          This section addresses the aforementioned factors and the estimated pro forma market value of the to-be-issued common shares and compares the resulting market value of the Bank to the members of its comparative group and the selected group of publicly held thrifts.

FINANCIAL ASPECTS

          Section III includes a discussion regarding a comparison of Home Savings' earnings, balance sheet characteristics, and risk factors with its comparative group. Table III.2 presents a comparison of certain key indicators, and Table III.3 presents certain key indicators on a pro forma basis after conversion.

          As shown in Table III.2, from an earnings viewpoint, Home Savings is below its comparative group in return on assets but above its comparative group in core income as a percentage of average assets. Home Savings, unlike any members of the comparative group, has the SAIF resolution assessment included in its operations, along with higher than normal loan loss provisions and write-offs of equipment. After adjusting for the items referred to in the preceding sentence, Home Savings' core income as a percentage of average assets is above the comparative group. Home Savings' net interest income as a percent of assets is 3.95% versus 3.01% for the comparatives. The difference is attributable to the loan mix (i.e., Home Savings has more in consumer and commercial loans, which have higher yields), Home Savings' higher ratio of loans to assets and lower ratio of investments to assets versus the comparative group, and Home Savings' deposit mix, which includes more transaction accounts.

          Home Savings loan loss provisions are well above its comparative group, with loss provisions of .28% of assets versus .07% of assets for the comparative group. This results from Home Savings having higher levels of consumer and commercial loans, which generally entail more risk. Home Savings' other operating income is 1.00% of average assets, versus .64% for the comparative group. Home Savings' higher ratio results from its higher level of off-balance sheet assets (i.e., loan servicing) and from its loan and deposit mix, which are more commercial bank oriented, and give rise to more fee income.

          Home Savings' operating expense ratio, at 3.46% of average assets, is well above that of the comparative group, which is 2.39%. Home Savings' higher ratio results from its generally higher level of loan servicing and from its generally higher levels of commercial bank type loans and deposits.

          After Home Savings completes its stock conversion, its core income as a percentage of average assets will increase. Table III.3 projects that Home Savings return on assets will be 1.10% at the midpoint, versus a mean of 0.94% and median of 0.85% for the comparative group.

          Home Savings' pro forma equity to assets ratio at the midpoint is 20.4%, versus a mean of 10.1% and median of 9.4% for the comparative group, making it difficult for Home Savings to achieve a reasonable return on equity. Home Savings' pro forma return on equity is well below

FERGUSON & CO., LLP                                                  SECTION IV.
-------------------                                                  ----------

the comparative group--5.22% at the midpoint versus a mean of 10.64% and median of 9.26% for the comparative group.

          Home Savings' recorded earnings have been adjusted for appraisal purposes. The Bank recorded higher than normal loan loss provisions and depreciation, and the SAIF resolution assessment.

                  TABLE IV.1 - APPRAISAL EARNINGS ADJUSTMENTS

Net income, year ended September 30, 1996                            $  820,000

Plus SAIF assessment                                                    946,000

Plus abnormal depreciation                                              225,000

Plus loan loss provisions in excess of
 normal amount--511,000 - 240,000                                       271,000

Less applicable taxes on above adjustments at 38.5%                    -555,000
                                                                     -----------
Appraisal earnings, year ended September 30, 1996                    $1,707,000
                                                                     ===========

          Home Savings' asset composition is similar but less passive, than the comparative group. Home Savings has a higher ratio of loans to assets, lower ratio of investments and mortgage-backed securities to assets, higher ratio of deposits to assets, and lower ratio of borrowings to assets. From the risk factor viewpoint, Home Savings is similar to the comparative group. Home Savings has a slightly higher level of non performing assets. Home Savings' loan loss allowance is 1.51% of net loans, comparing favorably with the comparative group, which is 0.73%. Home Savings has a higher level of consumer and commercial loans, which entail a higher level of risk. Its ratio of interest earning assets to interest bearing liabilities (107.77%) is slightly below the comparative group (109.70%). Home Savings' ratio will be well above the comparative group after conversion. From an interest rate risk factor, Home Savings has more interest rate risk than the comparative group.

          We believe that NO ADJUSTMENT is necessary relative to financial
                          -------------
aspects of Home Savings.

MARKET AREA

          Section II describes Home Savings' market area.

          We believe that NO ADJUSTMENT is required for Home Savings' market
                          -------------
area.

MANAGEMENT

          The President, who functions as CEO, has been with Home Savings 24 years, serving as CEO since 1975. The COO has been with the Bank for 3 years, after serving for 16 years with another thrift for which he served as CFO. The rest of the officers have either served Home Savings for many years or other financial institutions performing the duties they perform for Home Savings. To facilitate the Bank's conversion from thrift to commercial bank, the Bank's management staff includes a wealth of commercial bank experience with quality, major banks. Home Savings' results compare well with the comparative group. Home Savings' management has done a better job of planning and preparing for the Bank's future. Home Savings has a management succession plan.

FERGUSON & CO., LLP                                                  SECTION IV.
-------------------                                                  -----------

          We believe that an UPWARD ADJUSTMENT is required Home Savings'
                             -----------------
management.

DIVIDENDS

          Table III.3 provides dividend information relative to the comparative group and the thrift industry as a whole. The comparative group is paying a mean yield on price of 2.77% and a median of 2.25%, while all public thrifts are paying a mean of 2.28% and median of 2.22%. Home Savings intends to pay a dividend at an initial annual rate of 2.67%.

          We believe that NO ADJUSTMENT is required relative to Home Savings'
                          -------------
intention to pay dividends.

LIQUIDITY

          The Holding Company has never issued capital stock to the public, and as a result, no existing market for the Common Stock exists. Although the Holding Company has applied to list its Common Stock on Nasdaq, there can be no assurance that a liquid trading market will develop.

          A public market having the desirable characteristics of depth, liquidity, and orderliness depends upon the presence, in the market place, of both willing buyers and sellers of the Common Stock. These characteristics are not within the control of the Bank or the market.

          The peer group includes companies with sufficient trading volume to develop meaningful pricing characteristics for the stock. The market value of the comparative group ranges from $15.46 million to $44.89 million, with a mean value of $25.92 million. The midpoint of Home Savings' valuation range is $31.5 million at $15 a share, or 2,100,000 shares.

          We believe a slight UPWARD ADJUSTMENT is required relative to the
                              -----------------
liquidity of Home Savings' stock.

THRIFT EQUITY MARKET CONDITIONS

          The SNL Thrift Index is summarized in Figure IV.1. As the table demonstrates, the Thrift Index has performed well since the end of 1990. The Index has grown as follows: Year ended December 31, 1991--increased 49.0% from
96.6 to 143.9; Year ended December 31, 1992--increased 39.7% to 201.1; Year ended December 31, 1993--increased 25.6% to 252.5; Year ended December 31, 1994- -decreased 3.1% to 244.7; Year ended December 31, 1995--increased 53.9% to 376.5; and Period ended October 18, 1996--increased 18.7% to 446.9. It is market value weighted with a base value of 100 as of March 31, 1984.

          As shown in Figure IV.1, which is a graph of the SNL Thrift Index covering from December 31, 1990 through October 18, 1996, the market, as depicted by the index, has experienced fluctuations recently. It dipped in the latter part of 1994, but recovered during the first quarter of 1995. During 1995, the Index continued a more robust increase and moved from 244.7 at year end 1994 to 376.5 by December 31, 1995, an increase of 53.9%. However, the Index was flat for the first six months of 1996, but it has picked up since June 30, and at October 18, 1996, it was up 18.7% for the year.

          The increase in the SNL Index, in general, has been parallel with the increases in other equity markets with some interim fluctuations caused by changes or anticipated changes in interest rates. Another factor, however, is also notable. In other markets, increased prices are responding to improved profits, with price to earnings ratios increasing as earnings potentials are anticipated. However, the thrift IPO market has been affected by speculation that the majority of

FERGUSON & CO., LLP                                                  SECTION IV.
-------------------                                                  -----------

the institutions will become viable consolidation candidates and sell at some expanded multiple of book value.

NORTH CAROLINA ACQUISITIONS

          Table IV.2 provides information relative to acquisitions of financial institutions in North Carolina between January 1, 1994 and August 31, 1996. There were 8 thrift acquisitions and 18 bank acquisitions announced during that time frame. Activity, however, has slowed significantly during 1996.
Currently, there are 12 publicly held thrifts in the State of North Carolina. There are 58 publicly held thrifts in the southeast region of the country. Bank acquisitions in North Carolina since January 1, 1994, have averaged 215.5% of tangible book value and 22.7 times earnings. The median price has been 224.9% of tangible book value and 20.4 times earnings. Thrifts generally sell at lower price/book multiples than do banks. Thrifts in North Carolina during that period have averaged 167.0% of tangible book value and 20.3 times earnings.
Home Savings, unlike many other thrifts in North Carolina, has never seriously considered an offer to be acquired.

EFFECT OF INTEREST RATES ON THRIFT STOCK

          The current interest rate environment and the anticipated rate environment will affect the pricing of thrift stocks, and all other interest sensitive stocks. As the economy continues to lose momentum, the fear of inflation can and has to a degree been replaced by economic uncertainty. The Federal Reserve, in its resolve to curb inflation, has increased rates in the past, but has more recently relented to vagaries of the economy and decreased rates in an attempt to stimulate what is currently perceived as a fragile and irresolute economy. Recent gains in thrift stocks could reverse if there were an abatement of the merger and consolidation activity, or if rates rose sharply.

          What is likely to happen in the short to intermediate term is that rates will float around current levels and trend upward. The yield curve will continue to normalize. A slowly increasing yield curve will do little for the financial services industry in general and thrifts specifically. The spreads will narrow if the cost of funds continues to rise.

          As clearly illustrated, the SNL Thrift Index has performed well over the last five years. It moved in tandem with all interest sensitive stocks and reflected the weakness in the market as investors began to consider the importance of increases in rates and their impact on the net interest margins of thrifts. The clear implication is that rising interest rates will have a negative impact on earnings.

          Figure IV.2 graphically displays the rate environment since March 1996. In March 1996, the yield curve was relatively flat, with only a 145 basis point ("BP") difference between the federal funds rate and the 30 year treasury at March 15, 1996. Since that time, the yield curve has changed very little with a 161 BP spread between the federal funds rate and the 30 year treasury rate at October 17, 1996.

          At March 15, 1996, the spread between the 1 year T-Bill and the 5 year T-Note was 63 bp, and the spread between the 5 year T-Note and the 30 year bond was 67 bp. On October 17, 1996, the spreads were 72 and 58 bp, respectively.

          From March 1996 to October 1996, the Fed Funds rate increased 1 basis point and the Prime Rate did not change.

FERGUSON & CO., LLP                                                  SECTION IV.
-------------------                                                  -----------

          Increased cost of funds will serve to narrow the net interest margins of thrifts. A thrift's ability to maintain net interest margins through business cycles is important to investors, unless thrifts can offset the decline in net interest income by other sources of revenue or reductions in noninterest expense. The former is difficult and the latter is unlikely.

          Home Savings, with its interest rate risk management combined with its equity position (especially on a pro forma basis), is less vulnerable to rising rates than most.

          During 1993, conversion stocks often experienced first day 30% or more increases in value. However, as Table IV.3 shows, recent price appreciation has not been as robust. Table IV.3 provides information on 36 conversions completed since March 31, 1996. The average change in price since conversion is a gain of 27.2% and the median change is a gain of 25.6%. Within that group, all have increased in value with a range of a low of 4.4% to a high of 56.3%. The average increase in value at one day, one week, and one month after conversion has been 10.4%, 11.3%, and 8.8%, respectively. The median increase in value at one day, one week, and one month after conversion has been 8.4%, 9.1%, and 5.0%, respectively.

          Because of the lack of complete earnings information on recent conversions, a meaningful comparison of the price earnings ratios is difficult to make. However, there is sufficient information to review the price to book ratio. The average price-to-book ratio, as of October 18, 1996, is 88.3% and the median is 87.8%. That compares to the offering price to pro forma book, where the average was 68.9% and the median was 69.9%.

          We believe a DOWNWARD ADJUSTMENT is required for the new issue
                       -------------------
discount.

ADJUSTMENTS CONCLUSION

                              ADJUSTMENTS SUMMARY
-----------------------------------------------------------------------
                                   NO CHANGE      UPWARD      DOWN

Financial Aspects                      X
Market Area                            X
Management                                          X
Dividends                              X
Liquidity                                           X
Thrift Equity Market Conditions                                X
-----------------------------------------------------------------------

VALUATION APPROACH


          Typically, investors rely on the price/earnings ratio as the most appropriate indicator of value. We consider price/earnings to be one of the important pricing methods in valuing a thrift stock. Price/book is a well recognized yardstick for measuring the value of financial institution stocks in general. Another method of viewing thrift values is price/assets, which is more meaningful in situations where the subject is thinly capitalized. Given the healthy condition of the thrift industry today, more emphasis is placed on price/earnings and price/book. Generally, price/earnings and price/book should be considered in tandem.

FERGUSON & CO., LLP                                                  SECTION IV.
-------------------                                                  -----------

          Table III.3 presents Home Savings' pro forma ratios and compares them to the ratios of its comparative group and the publicly held thrift industry as a whole. Home Savings' earnings for the twelve months ended September 30, 1996, were approximately $820,000, with adjustments of $887,000 required to determine appraisal earnings of $1,707,000. Management has indicated an intention, through its diversification of deposit and loan products, to exhibit the flexibility in operations needed to serve both the public and the institution. The Bank is positioned to manage reasonable interest rate variations. The Bank projects healthy growth.

          The comparative group traded at an average of 15.8 times earnings at October 18, 1996, and at 125.3% of book value. The comparative group traded at a median of 12.9 times earnings and a median of 108.4% of book value. At the midpoint of the valuation range, Home Savings is priced at 13.5 times earnings and 70.0% of book value. At the maximum end of the range, Home Savings is priced at 14.9 times earnings and 73.8% of book value. At the supermaximum, Home Savings is priced at 16.4 times earnings and 77.5% of book value.

          The midpoint valuation of $31,500,000 represents a discount of 44.1% from the average and a discount of 35.4% from the median of the comparative group on a price/book basis. The price/earnings ratio for Home Savings at the midpoint represents a discount of 14.6% from the comparative group's mean and a premium of 4.7% over the median price/earnings ratio.

          The maximum valuation of $36,225,000 represents a discount of 41.1% from the average and 31.9% from the median of the comparative group on a price/book basis. The price/earnings ratio for Home Savings at the maximum represents a discount of 5.7% from the average and a premium of 15.5% over the median of the comparative group.

          As shown in Table III.3, conversions closing since March 31, 1996, have closed at an average price to book ratio of 68.9% and median of 69.9%.
Home Savings' pro forma price to book ratio is 70.0% at the midpoint, 73.8% at the maximum, and 77.5% at the supermaximum of the range. At the midpoint, Home Savings is 1.6% above the average and .1% above the median. At the maximum of the range, Home Savings is 7.1% above the average and 5.6% above the median. At the supermaximum of the range, Home Savings' pro forma price to book ratio is 12.5% above the average and 10.9% above the median.

VALUATION CONCLUSION

          We believe that as of October 18, 1996, the estimated pro forma market value of Home Savings was $31,500,000. The resulting valuation range was $26,775,000 at the minimum to $36,225,000 at the maximum, based on a range of 15% below and 15% above the midpoint valuation. The supermaximum is $41,658,750, based on 1.15 times the maximum. Pro forma comparisons with the comparative group are presented in Table III.3 based on calculations shown in
Exhibit VII.

FERGUSON & CO., LLP      TABLE IV.2-NORTH CAROLINA ACQUISITIONS      SECTION IV.
-------------------                                                  -----------
            (ANNOUNCED BETWEEN JANUARY 1, 1994 AND AUGUST 31, 1996)

                                                                             Total
                              Bank/                              Bank/      Assets
Buyer                     ST  Thrift  Seller                 ST  Thrift     ($000)
Bank of Granite Corp      NC  Bank    Carolina State Bank    NC  Bank      121,568
Triangle Bancorp          NC  Bank    Granville United Bank  NC  Bank       59,342
CCB Financial Corp        NC  Bank    Salem Trust Bank       NC  Bank      154,098
Fidelity BancShares       NC  Bank    Perpetual State Bank   NC  Bank       45,939
Centura Banks             NC  Bank    FirstSouth Bank        NC  Bank      181,306
Centura Banks             NC  Bank    First Community Bank   NC  Bank      112,355
Centura Banks             NC  Bank    First Comm'l Holding   NC  Bank      174,562
United Carolina Bncs      NC  Bank    Triad Bank             NC  Bank      199,237
First  Charter Corp       NC  Bank    Bank of Union          NC  Bank      126,343
Triangle Bancorp          NC  Bank    Village Bank           NC  Bank       64,308
CCB Financial Corp        NC  Bank    Security Capital       NC  Bank      914,115
Triangle Bancorp          NC  Bank    Columbus Nat'l Bank    NC  Bank       54,780
Triangle Bancorp          NC  Bank    Atlantic Community     NC  Bank      163,622
Triangle Bancorp          NC  Bank    Standard Bank          NC  Bank       77,536
First Citizens BcShs      NC  Bank    State Bk-Fayetteville  NC  Bank       54,405
BB&T Financial Corp       NC  Bank    Southern Nat'l Corp    NC  Bank    8,236,362
Mutual Community SB       NC  Thrift  Greensboro NB          NC  Bank       20,834
United Carolina Bncs      NC  Bank    Bank of Iredell        NC  Bank       79,300
First Citizens BcShs      NC  Bank    Allied Bank Capital    NC  Thrift    268,654
United Carolina Bncs      NC  Bank    Seaboard Svgs Bk SSB   NC  Thrift     47,100
First Union Corp          NC  Bank    RS Financial corp      NC  Thrift    809,772
Centura Banks             NC  Bank    First Southern Bncp    NC  Thrift    318,751
Centura Banks             NC  Bank    Cleveland Federal      NC  Thrift     87,575
First Citizens BcShs      NC  Bank    First Investors SB     NC  Thrift     54,648
First Citizens BcShs      NC  Bank    First Republic SB      NC  Thrift     59,187
First Citizens BcShs      NC  Bank    Edgecombe Homestead    NC  Thrift     38,914

                                      Average                              481,716
                                      Median                                99,965
                                      Average--Banks                       602,223
                                      Median--Banks                        116,962
                                      Average--Thrifts                     210,575
                                      Median--Thrifts                       73,381

SOURCE: SNL & F&C CALCULATIONS         7

FERGUSON & CO., LLP      TABLE IV.2-NORTH CAROLINA ACQUISITIONS      SECTION IV.
-------------------                                                  -----------
            (ANNOUNCED BETWEEN JANUARY 1, 1994 AND AUGUST 31, 1996)

                                                                Deal     Deal     Deal
                                                       Deal    Price/   Price/   Price/
                             Announce                  Value    Book    Tg Bk     4-Qtr
                                 Date   Status          ($M)     (%)     (%)     EPS (x)
Carolina State Bank          07/25/96   Terminated      29.0    254.7    273.7    21.1
Granville United Bank        06/10/96   Pending         10.5    166.8    181.6    22.7
Salem Trust Bank             05/14/96   Pending         41.2    246.5    246.5    29.8
Perpetual State Bank         04/22/96   Completed       11.3    117.4    117.4    47.0
FirstSouth Bank              04/18/96   Pending         36.9    221.8    235.0    20.2
First Community Bank         03/20/96   Completed       26.8    229.8    229.8    19.9
First Comm'l Holding         11/28/95   Completed       54.2    287.1    288.3    18.6
Triad Bank                   10/19/95   Completed       37.5    250.8    250.8    20.4
Bank of Union                09/13/95   Completed       32.6    303.9    308.2    22.9
Village Bank                 05/04/95   Completed        9.8    219.9    219.9    32.5
Security Capital             11/07/94   Completed      229.7    183.4    183.4    16.4
Columbus Nat'l Bank          09/26/94   Completed       13.5    211.6    211.6    17.4
Atlantic Community           09/09/94   Completed       19.9    135.2    197.3    NA
Standard Bank                09/02/94   Completed       14.6    191.5    241.5    33.9
State Bk-Fayetteville        08/29/94   Completed       11.9    186.1    186.4    24.7
Southern Nat'l Corp          08/01/94   Completed      932.8    176.3    179.9    10.0
Greensboro NB                02/28/94   Completed        1.1     88.2     88.2     8.5
Bank of Iredell              01/14/94   Completed       16.0    240.2    240.2    20.1
Allied Bank Capital          08/07/95   Completed       66.3    186.0    186.0    19.6
Seaboard Svgs Bk SSB         07/24/95   Completed        8.7    146.7    146.7    35.2
RS Financial corp            05/30/95   Completed      111.6    161.7    169.2    19.9
First Southern Bncp          12/12/94   Completed       51.4    122.0    131.1    14.5
Cleveland Federal            10/28/94   Completed       15.5    146.6    146.6    14.7
First Investors SB           08/10/94   Completed        6.9    215.9    215.9    26.6
First Republic SB            07/08/94   Completed       10.9    186.2    186.2    10.9
Edgecombe Homestead          01/24/94   Completed       10.9    154.4    154.4    20.7

Average                                                 69.7    193.5    200.6    21.9
Median                                                  18.0    186.2    191.9    20.2
Average--Banks                                          85.0    206.2    215.5    22.7
Median--Banks                                           23.4    215.7    224.9    20.4
Average--Thrifts                                        35.3    164.9    167.0    20.3
Median--Thrifts                                         13.2    158.1    161.8    19.8

SOURCE: SNL & F&C CALCULATIONS         8

FEGUSON & CO., LLP          TABLE IV.3 - RECENT CONVERSIONS          SECTION IV.
------------------                                                   -----------
                             (CLOSED SINCE MARCH 31, 1996)

                                                               Conversion       Gross       Offering
                                                                   Assets    Proceeds          Price
Ticker   Short Name                        State    IPO Date       ($000)      ($000)            ($)
CNBA     Chester Bancorp, Inc.             IL       10/08/96      134,781      21,821         10.000
SSFC     South Street Financial Corp.      NC       10/03/96      166,978      44,965         10.000
AFED     AFSALA Bancorp, Inc.              NY       10/01/96      133,046      14,548         10.000
WEHO     Westwood Homestead Fin. Corp.     OH       09/30/96       96,638      28,434         10.000
CBES     CBES Bancorp, Inc.                MO       09/30/96       86,168      10,250         10.000
HBEI     Home Bancorp of Elgin, Inc.       IL       09/27/96      304,520      70,093         10.000
PFFC     Peoples Financial Corp.           OH       09/13/96       78,078      14,910         10.000
PFED     Park Bancorp, Inc.                IL       08/12/96      158,939      27,014         10.000
ANA      Acadiana Bancshares, Inc.         LA       07/16/96      225,248      32,775         12.000
PWBK     Pennwood Savings Bank             PA       07/15/96       41,592       6,101         10.000
MBSP     Mitchell Bancorp, Inc.            NC       07/12/96       28,222       9,799         10.000
OCFC     Ocean Financial Corp.             NJ       07/03/96    1,036,445     167,762         20.000
HWEN     Home Financial Bancorp            IN       07/02/96       33,462       5,059         10.000
FLKY     First Lancaster Bancshares        KY       07/01/96       35,361       9,588         10.000
EGLB     Eagle BancGroup, Inc.             IL       07/01/96      150,974      13,027         10.000
PROV     Provident Financial Holdings      CA       06/28/96      570,691      51,252         10.000
WYNE     Wayne Bancorp, Inc.               NJ       06/27/96      207,997      22,314         10.000
PRBC     Prestige Bancorp, Inc.            PA       06/27/96       91,841       9,630         10.000
MECH     Mechanics Savings Bank            CT       06/26/96      662,482      52,900         10.000
DIME     Dime Community Bancorp, Inc.      NY       06/26/96      665,187     145,475         10.000
CNSB     CNS Bancorp, Inc.                 MO       06/12/96       85,390      16,531         10.000
LXMO     Lexington B&L Financial Corp.     MO       06/06/96       49,981      12,650         10.000
FFBH     First Federal Bancshares of AR    AR       05/03/96      454,479      51,538         10.000
CBK      Citizens First Financial Corp.    IL       05/01/96      227,872      28,175         10.000
RELI     Reliance Bancshares, Inc.         WI       04/19/96       32,260      20,499          8.000
YFCB     Yonkers Financial Corporation     NY       04/18/96      208,283      35,708         10.000
CATB     Catskill Financial Corp.          NY       04/18/96      230,102      56,868         10.000
GSFC     Green Street Financial Corp.      NC       04/04/96      151,028      42,981         10.000
FFDF     FFD Financial Corp.               OH       04/03/96       58,955      14,548         10.000
WHGB     WHG Bancshares Corp.              MD       04/01/96       85,027      16,201         10.000
SSM      Stone Street Bancorp, Inc.        NC       04/01/96       84,996      27,376         15.000
SSB      Scotland Bancorp, Inc             NC       04/01/96       57,718      18,400         10.000
PHFC     Pittsburgh Home Financial Corp    PA       04/01/96      157,570      21,821         10.000
LONF     London Financial Corporation      OH       04/01/96       34,152       5,290         10.000
FBER     1st Bergen Bancorp                NJ       04/01/96      223,167      31,740         10.000
AMFC     AMB Financial Corp.               IN       04/01/96       68,851      11,241         10.000

Minimum                                                         1,036,445     167,762         20.000
Maximum                                                            28,222       5,059          8.000
Average                                                           197,736      32,480         10.417
Median                                                            133,914      21,821         10.000

SOURCE: SNL & F&C CALCULATIONS          9

FERGUSON & CO., LLP     TABLE IV.3 - RECENT CONVERSIONS             SECTION 1V.
-------------------                                                  -----------
                         (CLOSED SINCE MARCH 31, 1996)

                Conversion Pricing Ratios
          -------------------------------------
              Price/         Price/     Price/       Current     Current         Current       Price One
           Pro-Forma      Pro-Forma        Adj         Stock      Price/        Price/ T       Day After
             B Value       Earnings     Assets         Price     B Value         B Value            Conv
Ticker           (%)            (x)        (%)           ($)         (%)             (%)             ($)
CNBA            70.1           14.1       13.9        12.750          NA              NA          12.938
SSFC            74.1           27.0       21.2        12.625          NA              NA              NA
AFED            69.7           14.1        9.9        11.750          NA              NA          11.375
WEHO            71.7           92.8       22.7        10.438          NA              NA          10.750
CBES            61.1           13.2       10.6        13.500          NA              NA          12.625
HBEI            70.6           17.4       18.7        12.500          NA              NA          11.813
PFFC            62.7           26.7       16.0        12.250          NA              NA          10.875
PFED            64.9           17.8       14.5        11.875          NA              NA          10.250
ANA             69.9             NA       12.7        13.875          NA              NA          12.000
PWBK            65.8           13.3       12.8        11.500          NA              NA           9.500
MBSP            68.1           94.5       25.8        12.750          NA              NA              NA
OCFC            69.2           13.8       13.9        24.063          NA              NA          21.250
HWEN            66.2           12.4       13.1        12.125          NA              NA          10.250
FLKY            72.5           19.0       21.3        14.750          NA              NA          13.500
EGLB            57.1           58.1        7.9        13.375          NA              NA          11.250
PROV            60.9           18.2        8.2        12.750        76.0            76.0          10.970
WYNE            60.9           16.7        9.7        14.625        89.0            89.0          11.125
PRBC            61.9           24.6        9.5        12.500        78.8            78.8          10.375
MECH            72.0             NA        7.4        15.625       121.1           121.1          11.500
DIME            69.1           15.7       17.9        13.750        93.9           108.2          11.687
CNSB            69.3           26.1       16.2        13.250        90.5            90.5          11.000
LXMO            69.1           14.4       20.2        12.000        81.0            81.0           9.500
FFBH            63.4            9.8       10.2        15.625        96.6            96.6          13.000
CBK             73.1           15.3       11.0        12.000        83.2            83.2          10.500
RELI            72.5           22.5       38.9         9.125        79.7              NA           8.375
YFCB            74.9           16.1       14.6        12.625        92.0            92.0           9.750
CATB            71.9           19.0       19.8        12.875        83.5            83.5          10.375
GSFC            71.0           14.8       22.2        15.125       103.6           103.6          12.875
FFDF            69.9           17.4       19.8        11.500        78.1            78.1          10.500
WHGB            71.1           15.5       16.0        13.750          NA              NA          11.125
SSM             74.9           19.7       24.4        18.250        86.9            86.9          17.500
SSB             74.8           16.2       24.2        12.875        95.9            95.9          12.250
PHFC            72.8           17.5       12.2        11.625        83.5            83.5          11.000
LONF            68.5           22.4       13.4        11.250        74.9            74.9          10.812
FBER            74.8           21.7       12.5        12.000        88.6            88.6          10.000
AMFC            70.8           18.2       14.0        12.875        89.3            89.3          10.500

Minimum         74.9           94.5       38.9        24.063       121.1           121.1          21.250
Maximum         57.1            9.8        7.4         9.125        74.9            74.9           8.375
Average         68.9           23.4       16.0        13.226        88.3            89.5          11.562
Median          69.9           17.5       14.3        12.750        87.8            88.6          11.000

SOURCE: SNL & F&C CALCULATIONS         10

FERGUSON & CO., LLP        TABLE IV.3 - RECENT CONVERSIONS           SECTION IV.
-------------------                                                  -----------
                            (CLOSED SINCE MARCH 31, 1996)

           Price One    Price One     Increase (Decrease) After Conversion
                                      ------------------------------------
          Week After  Month After             One     One     One      To
                Conv         Conv             Day    Week   Month    Date
Ticker           ($)          ($)             (%)     (%)     (%)     (%)
CNBA          12.625           NA            29.4    26.3      NA    27.5
SSFC          12.500           NA              NA    25.0      NA    26.3
AFED          11.313           NA            13.8    13.1      NA    17.5
WEHO          10.625           NA             7.5     6.3      NA     4.4
CBES          13.438           NA            26.3    34.4      NA    35.0
HBEI          12.500           NA            18.1    25.0      NA    25.0
PFFC          11.500       12.750             8.8    15.0      NA    22.5
PFED          10.438       10.500             2.5     4.4     5.0    18.8
ANA           11.750       12.375               -    (2.1)    3.1    15.6
PWBK           9.125        9.625            (5.0)   (8.8)   (3.8)   15.0
MBSP          10.625       11.000              NA     6.3    10.0    27.5
OCFC          20.125       21.000             6.3     0.6     5.0    20.3
HWEN           9.875       10.500             2.5    (1.3)    5.0    21.3
FLKY          13.375       13.750            35.0    33.8    37.5    47.5
EGLB          11.250       11.125            12.5    12.5    11.3    33.8
PROV          10.810       10.125             9.7     8.1      NA    27.5
WYNE          11.375       11.250            11.3    13.8    12.5    46.3
PRBC          10.250        9.750             3.8     2.5    (2.5)   25.0
MECH          11.500       11.250            15.0    15.0    12.5    56.3
DIME          12.000       11.875              NA    20.0    18.8    37.5
CNSB          11.625       11.500            10.0    16.3    15.0    32.5
LXMO           9.750       10.125            (5.0)   (2.5)    1.3    20.0
FFBH          13.250       13.690            30.0    32.5    36.9    56.3
CBK           10.000       10.125             5.0       -     1.3    20.0
RELI           8.250        7.940             4.7     3.1    (0.7)   14.1
YFCB          10.125        9.940            (2.5)    1.3    (0.6)   26.3
CATB          10.625       10.375             3.8     6.3     3.8    28.8
GSFC          12.250       12.310            28.8    22.5    23.1    51.3
FFDF          10.500       10.310             5.0     5.0     3.1    15.0
WHGB          11.060       11.250            11.3    10.6    12.5    37.5
SSM           18.000       17.750              NA    20.0      NA    21.7
SSB           12.500       11.750            22.5    25.0    17.5    28.8
PHFC          11.000       10.625            10.0    10.0      NA    16.3
LONF          10.625       10.125             8.1     6.3     1.3    12.5
FBER           9.500        9.625               -    (5.0)   (3.8)   20.0
AMFC          10.500       10.500             5.0     5.0     5.0    28.8

Minimum       20.125       21.000            35.0    34.4    37.5    56.3
Maximum        8.250        7.940            (5.0)   (8.8)   (3.8)    4.4
Average       11.571       11.494            10.4    11.3     8.8    27.2
Median        11.155       10.813             8.4     9.1     5.0    25.6

SOURCE: SNL & F&C CALCULATIONS             11

FERGUSON & CO.,LLP               TABLE IV.4                          SECTION IV.
------------------       COMPARISON OF PRICING RATIOS                ----------


                                               Group           Percent Premium
                                             Compared to       (Discount) Versus
                                   Home    ----------------  -------------------
                                  Savings  Average Median    Average   Median
                                 --------  ------- --------- -------  ----------
     COMPARISON OF PE RATIO AT
      MIDPOINT TO:
     -------------------------
     Comparative group             13.5      15.8     12.9     (14.6)     4.7
     North Carolina thrifts        13.5      15.7     15.4     (14.0)   (12.3)
     Southeast Region thrifts      13.5      15.0     14.3     (10.0)    (5.6)
     All public thrifts            13.5      14.6     14.1      (7.5)    (4.3)
     Recent conversions            13.5      23.4     17.5     (42.3)   (22.9)

     COMPARISON OF PE RATIO AT
      MAXIMUM TO:
     -------------------------
     Comparative group             14.9      15.8     12.9      (5.7)    15.5
     North Carolina thrifts        14.9      15.7     15.4      (5.1)    (3.2)
     Southeast Region thrifts      14.9      15.0     14.3      (0.7)     4.2
     All public thrifts            14.9      14.6     14.1       2.1      5.7
     Recent conversions            14.9      23.4     17.5     (36.3)   (14.9)

     COMPARISON OF PE RATIO AT
      SUPERMAXIMUM TO:
     -------------------------
     Comparative group             16.4      15.8     12.9       3.8     27.1
     North Carolina thrifts        16.4      15.7     15.4       4.5      6.5
     Southeast Region thrifts      16.4      15.0     14.3       9.3     14.7
     All public thrifts            16.4      14.6     14.1      12.3     16.3
     Recent conversions            16.4      23.4     17.5     (29.9)    (6.3)

     COMPARISON OF PB RATIO AT
      MIDPOINT TO:
     -------------------------
     Comparative group             70.0     125.3    108.4     (44.1)   (35.4)
     North Carolina thrifts        70.0     104.6    105.1     (33.1)   (33.4)
     Southeast Region thrifts      70.0     128.3    119.3     (45.4)   (41.3)
     All public thrifts            70.0     121.3    115.3     (42.3)   (39.3)
     Recent conversions            70.0      68.9     69.9       1.6      0.1

     COMPARISON OF PB RATIO AT
      MAXIMUM TO:
     -------------------------
     Comparative group             73.8     125.3    108.4     (41.1)   (31.9)
     North Carolina thrifts        73.8     104.6    105.1     (29.4)   (29.8)
     Southeast Region thrifts      73.8     128.3    119.3     (42.5)   (38.1)
     All public thrifts            73.8     121.3    115.3     (39.2)   (36.0)
     Recent conversions            73.8      68.9     69.9       7.1      5.6

     COMPARISON OF PB RATIO AT
      SUPERMAXIMUM TO:
     -------------------------     77.5     125.3    108.4     (38.1)   (28.5)
     North Carolina thrifts        77.5     104.6    105.1     (25.9)   (26.3)
     Southeast Region thrifts      77.5     128.3    119.3     (39.6)   (35.0)
     All public thrifts            77.5     121.3    115.3     (36.1)   (32.8)
     Recent conversions            77.5      68.9     69.9      12.5     10.9

SOURCE: SNL&F&C CALCULATIONS           12

FERGUSON & CO., LLP          FIGURE IV.1 - SNL INDEX                SECTION IV.
--------------------                                                 -----------

                                % CHANGE SINCE
                               ----------------
                             SNL   PREVIOUS
                    DATE   INDEX       DATE   12/31/95
                    ----   -----       ----   --------
                12/31/90    96.6
                12/31/91   143.9      49.0%
                12/31/92   201.1      39.7%
                12/31/93   252.5      25.6%
                12/31/94   244.7      -3.1%
                12/31/95   376.5      53.9%
                 3/31/96   382.1       1.5%       1.5%
                 6/30/96   377.2      -1.3%       0.2%
                 9/30/96   429.3      13.8%      14.0%
                10/18/96   446.9       4.1%      18.7%


                        [SNL INDEX CHART APPEARS HERE]


SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP         FIGURE IV.2 - INTEREST RATES         SECTION IV.
-------------------                                              -----------

                                    1 YEAR    5 YEAR    10 YEAR   30 YEAR
                         FED FDS(*) T-BILL    TREAS.    TREAS.    TREAS.
                ----------------------------------------------------------------
                 3/15/96    5.24     5.39      6.02     6.35      6.69
                 3/29/96    5.22     5.41      6.08     6.32      6.70
                  4/5/96    5.30     5.41      6.06     6.26      6.68
                 4/12/96    5.08     5.61      6.42     6.60      6.96
                 4/19/96    5.24     5.50      6.32     6.52      6.88
                 4/26/96    5.24     5.50      6.31     6.53      6.88
                  5/3/96    5.30     5.60      6.37     6.64      6.96
                 5/17/96    5.26     5.57      6.42     6.68      6.93
                 5/31/96    5.19     5.70      6.55     6.77      7.02
                 6/14/96    5.24     5.84      6.77     6.99      7.23
                 6/28/96    5.21     5.79      6.63     6.86      7.08
                 7/15/96    5.26     5.93      6.77     7.00      7.20
                 7/26/96    5.25     5.53      6.62     6.85      7.05
                 8/16/96    5.10     5.59      6.30     6.55      6.79
                 8/23/96    5.18     5.63      6.50     6.63      6.87
                 8/30/96    5.21     5.80      6.60     6.84      7.07
                  9/6/96    5.39     5.94      6.73     6.95      7.17
                 9/13/96    5.16     5.90      6.69     6.93      7.16
                 9/27/96    5.34     5.75      6.53     6.77      6.96
                10/17/96    5.25     5.56      6.28     6.55      6.86

                 (*) 7-day avg for week ending 2 days earlier than date shown.
                -----------------------------------------------------------------

            INTEREST RATES FROM MARCH 15, 1996 TO OCTOBER 17, 1996
            ------------------------------------------------------

                             [GRAPH APPEARS HERE]


SOURCE: FEDERAL RESERVE BANK OF ST. LOUIS, MISSOURI      14

                                   EXHIBITS

                                   EXHIBIT I

FERGUSON & CO., LLP
-------------------

                        EXHIBIT I- FIRM QUALIFICATIONS

     Ferguson & Co., LLP (F&C), is a financial, economic, and regulatory consulting firm providing services to financial institutions. It is located in Irving, Texas. Its services to financial institutions include:

 . Mergers and acquisition services

 . Business plans

 . Fairness opinions and conversion appraisals

 . Litigation support

 . Operational and efficiency consulting

 . Human resources evaluation and management

     F&C developed several financial institution databases of information derived from periodic financial reports filed with regulatory authorities by financial institutions. For example, F&C developed TAFS and BankSource. TAFS includes thrifts filing TFR's with the OTS and BankSource includes banks and savings banks filing call reports with the FDIC. Both databases of information include information from the periodic reports plus numerous calculations derived from F&C's analysis. In addition, both databases are interactive, permitting the user to conduct merger analysis, do peer group comparisons, and a number of other items. F&C recently sold its electronic publishing segment to Sheshunoff Information Services Inc., Austin, Texas.

     Brief biographical information is presented below on F&C's principals:

WILLIAM C. FERGUSON, MANAGING PARTNER
-------------------------------------

Mr. Ferguson has approximately 30 years of experience providing various services to financial institutions. He was a partner in a CPA firm prior to founding F&C in 1984. Mr. Ferguson is a frequent speaker for financial institution seminars and he has testified before Congressional Committees several times on his analysis of the state of the thrift industry. Mr. Ferguson has a B.A. degree from Austin Peay University and an M.S. degree from the University of Tennessee. He is a CPA.

FERGUSON & CO., LLP
-------------------

                        EXHIBIT I- FIRM QUALIFICATIONS

CHARLES M. HEBERT, PRINCIPAL
----------------------------

Mr. Hebert has over 30 years of experience providing services to and managing financial institutions. He spent 7 years as a national bank examiner, 14 years in bank management, 5 years in thrift management, and has spent the last 7 years on the F&C consulting staff. Mr. Hebert holds a B.S. degree from Louisiana State University.

ROBIN L. FUSSELL, PRINCIPAL
---------------------------

Mr. Fussell has over 25 years of experience providing professional services to and managing financial institutions. He worked on the audit staff of a "Big Six" accounting firm for 12 years, served as CFO of a thrift for 3 years, and has worked in financial institution consulting for the last 12 years. He is a co-founder of F&C. He holds a B.S. degree from East Carolina University. He is a CPA.

                                  EXHIBIT II

FERGUSON & CO., LLP   EXHIBIT II.1 - SELECTED PUBLICLY TRADED SOUTHEAST THRIFTS
-------------------

                                                                                  Deposit                        Current   Current
                                                                                  Insurance                        Stock    Market
                                                                                  Agency                           Price     Value
Ticker   Short Name                          City                State   Region   (BIF/SAIF  Exchange IPO Date       ($)      ($M)
AMFB     American Federal Bank, FSB          Greenville          SC      SE       SAIF       NASDAQ   01/19/89    18.000    196.99
BANC     BankAtlantic Bancorp, Inc.          Fort Lauderdale     FL      SE       SAIF       NASDAQ   11/29/83    13.625    202.29
BFSB     Bedford Bancshares, Inc.            Bedford             VA      SE       SAIF       NASDAQ   08/22/94    18.000     20.90
CFCP     Coastal Financial Corp.             Myrtle Beach        SC      SE       SAIF       NASDAQ   09/26/90    20.250     69.59
CFFC     Community Financial Corp.           Staunton            VA      SE       SAIF       NASDAQ   03/30/88    21.500     27.35
CMSV     Community Savings, MHC              North Palm Beach    FL      SE       SAIF       NASDAQ   10/24/94    17.125     83.59
CNIT     CENIT Bancorp, Inc.                 Norfolk             VA      SE       SAIF       NASDAQ   08/06/92    39.500     63.73
EBSI     Eagle Bancshares                    Tucker              GA      SE       SAIF       NASDAQ   04/01/86    15.000     68.28
FFBS     FFBS BanCorp, Inc.                  Columbus            MS      SE       SAIF       NASDAQ   07/01/93    21.500     33.80
FFCH     First Financial Holdings Inc.       Charleston          SC      SE       SAIF       NASDAQ   11/10/83    19.500    124.39
FFFC     FFVA Financial Corp.                Lynchburg           VA      SE       SAIF       NASDAQ   10/12/94    17.750     90.72
FFFG     F.F.O. Financial Group, Inc.        St. Cloud           FL      SE       SAIF       NASDAQ   10/13/88     2.750     23.18
FFFL     Fidelity FSB of Florida, MHC        West Palm Beach     FL      SE       SAIF       NASDAQ   01/07/94    15.750    105.84
FFLC     FFLC Bancorp, Inc.                  Leesburg            FL      SE       SAIF       NASDAQ   01/04/94    19.000     47.98
FFPB     First Palm Beach Bancorp, Inc.      West Palm Beach     FL      SE       SAIF       NASDAQ   09/29/93    23.063    117.46
FGHC     First Georgia Holding, Inc.         Brunswick           GA      SE       SAIF       NASDAQ   02/11/87     6.750     13.66
FLAG     FLAG Financial Corp.                LaGrange            GA      SE       SAIF       NASDAQ   12/11/86    10.750     21.88
FLFC     First Liberty Financial Corp.       Macon               GA      SE       SAIF       NASDAQ   12/06/83    18.000    108.13
FOBC     Fed One Bancorp                     Wheeling            WV      SE       SAIF       NASDAQ   01/19/95    15.375     38.33
FSFC     First Southeast Financial           Anderson            SC      SE       SAIF       NASDAQ   10/08/93     9.500     41.69
GSLC     Guaranty Financial Corp.            Charlottesville     VA      SE       SAIF       NASDAQ         NA     9.500      8.73
HARB     Harbor Federal Savings Bk, MHC      Fort Pierce         FL      SE       SAIF       NASDAQ   01/06/94    31.375    154.82
HBS      Haywood Bancshares, Inc.            Waynesville         NC      SE       BIF        AMSE     12/18/87    18.625     22.37
KSAV     KS Bancorp, Inc.                    Kenly               NC      SE       SAIF       NASDAQ   12/30/93    19.625     13.02
LIFB     Life Bancorp, Inc.                  Norfolk             VA      SE       SAIF       NASDAQ   10/11/94    17.250    169.86
MGNL     Magna Bancorp, Inc.                 Hattiesburg         MS      SE       SAIF       NASDAQ   03/13/91    20.500    280.91
NFSL     Newnan Holdings, Inc.               Newnan              GA      SE       SAIF       NASDAQ   03/01/86    24.500     35.76
PALM     Palfed, Inc.                        Aiken               SC      SE       SAIF       NASDAQ   12/15/85    13.375     69.89
PFSL     Pocahontas FS&LA, MHC               Pocahontas          AR      SE       SAIF       NASDAQ   04/05/94    15.250     24.77
PLE      Pinnacle Bank                       Jasper              AL      SE       SAIF       AMSE     12/17/86    17.375     15.46
SCCB     S. Carolina Community Bancshrs      Winnsboro           SC      SE       SAIF       NASDAQ   07/07/94    15.000     11.03
SOPN     First Savings Bancorp, Inc.         Southern Pines      NC      SE       SAIF       NASDAQ   01/06/94    17.750     66.46
TWIN     Twin City Bancorp                   Bristol             TN      SE       SAIF       NASDAQ   01/04/95    18.000     16.14
UFRM     United Federal Savings Bank         Rocky Mount         NC      SE       SAIF       NASDAQ   07/01/80     7.688     23.56
VFFC     Virginia First Financial Corp.      Petersburg          VA      SE       SAIF       NASDAQ   01/01/78    13.500     77.50

Maximum                                                                                                           39.500    280.91
Minimum                                                                                                            2.750      8.73
Average                                                                                                           17.200     71.14
Median                                                                                                            17.750     47.98

SOURCE: SNL & F&C CALCULATIONS          1

FERGUSON & CO., LLP      EXHIBIT II.1 - SELECTED PUBLICLY TRADED SOUTHEAST
-------------------
                         THRIFTS

                                                                            Tangible              ROAA    ROACE
          Price/      Current  Current           Current    Total   Equity/  Equity/      Core  Before   Before
             LTM      Price/    Price/  Price/  Dividend     Assets   Assets T  Asset      EPS   Extra    Extra  Merger     Current
         Core EP     B Value   B Value  Assets     Yield     ($000)      (%)      (%)      ($)     (%)      (%) Target?     Pricing
Ticker       (x)         (%)       (%)    (%)        (%)        MRQ      MRQ      MRQ      LTM     LTM      LTM  (Y/N)         Date
AMFB       10.98      183.30    198.90  14.24       2.22  1,382,171     7.76     7.20     1.64    1.42    17.60    N       10/18/96
BANC       14.34      143.57    154.65  10.30       1.07  1,975,287     7.17     6.69     0.95    1.12    14.72    N       10/18/96
BFSB       13.64      106.13    106.13  17.16       2.44    121,783    15.22    15.22     1.32    1.29     7.96    N       10/18/96
CFCP       18.58      251.87    251.87  15.37       2.17    452,809     6.10     6.10     1.09    1.04    17.09    N       10/18/96
CFFC       13.27      122.65    122.65  17.22       2.42    158,835    14.04    14.04     1.62    1.31     9.68    N       10/18/96
CMSV       15.57      111.35    111.35  13.35       4.67    626,045    11.99    11.99     1.10    0.88     7.10    N       10/18/96
CNIT       19.08      133.54    138.50   9.72       2.53    655,771     7.28     7.03     2.07    0.48     6.76    N       10/18/96
EBSI       10.34      119.33    119.33  10.99       4.00    621,474     9.21     9.21     1.45    0.93    11.91    N       10/18/96
FFBS       19.72      129.52    129.52  26.99       2.33    125,228    19.68    19.68     1.09    1.37     6.88    N       10/18/96
FFCH       10.96      127.79    127.79   8.16       3.28  1,523,224     6.39     6.39     1.78    0.78    11.81    N       10/18/96
FFFC       14.92      105.15    107.38  17.59       2.25    522,811    15.58    15.31     1.19    1.24     7.51    N       10/18/96
FFFG       13.10      121.15    121.15   7.55          -    307,055     6.22     6.22     0.21    0.50     7.76    N       10/18/96
FFFL       21.28      130.17    131.69  12.96       5.08    816,869     9.86     9.76     0.74    0.67     6.57    N       10/18/96
FFLC       17.92       88.04     88.04  14.28       2.11    335,993    16.22    16.22     1.06    0.63     3.72    N       10/18/96
FFPB       12.81      105.17    107.87   8.31       1.73  1,438,024     7.90     7.72     1.80    0.74     8.92    N       10/18/96
FGHC       12.50      114.02    128.08   9.48          -    144,022     8.30     7.46     0.54    0.89    10.65    N       10/18/96
FLAG       13.61      100.28    100.28   9.57       3.16    228,710     9.55     9.55     0.79    0.87     9.35    N       10/18/96
FLFC       14.75      158.03    186.72  10.90       1.93    991,226     7.66     6.67     1.22    1.03    14.22    N       10/18/96
FOBC       11.65       92.51     97.50  11.22       3.77    341,528    11.68    11.14     1.32    0.70     5.73    N       10/18/96
FSFC       14.62      123.86    123.86  12.77       2.11    326,573    10.31    10.31     0.65    0.26     1.37    N       10/18/96
GSLC       18.63      137.09    137.09   8.48       1.05    102,967     6.19     6.19     0.51    0.68    10.91    N       10/18/96
HARB       14.26      181.99    189.01  15.26       3.83  1,014,013     8.39     8.10     2.20    1.18    13.57    N       10/18/96
HBS        16.93      110.60    115.18  17.04       2.79    131,888    15.41    14.89     1.10    1.02     6.73    N       10/18/96
KSAV       13.92       94.08     94.17  13.92      12.23     93,536    14.79    14.78     1.41    1.11     6.88    N       10/18/96
LIFB       16.91      117.11    121.48  14.04       2.55  1,240,520    14.99    11.61     1.02    0.87     6.25    N       10/18/96
MUNL       13.76      223.31    235.90  21.47       2.93  1,308,658     9.61     9.14     1.47    1.71    17.51    N       10/18/96
NFSC       11.45      172.29    173.14  22.04       1.80    162,199    12.79    12.74     2.14    2.25    19.85    N       10/18/96
PALM       18.58      130.23    136.62  10.96       0.60    638,002     8.41     8.05     0.72    0.69     8.53    N       10/18/96
PFSL       12.30      110.67    110.67   6.57       5.51    377,236     5.93     5.93     1.24    0.56     9.42    N       10/18/96
PLE        10.59      101.97    105.69   8.29       4.14    186,475     8.13     7.87     1.64    0.85    10.96    N       10/18/96
SCCB       22.39       89.66     89.66  24.98       4.00     44,161    27.87    27.87     0.67    1.11     3.80    N       10/18/96
SOPN       18.11       99.50     99.50  25.86       3.83    256,986    26.00    26.00     0.98    1.53     5.86    N       10/18/96
TWIN       15.65      114.36    114.36  15.62       3.56    103,300    13.66    13.66     1.15    1.09     7.94    N       10/18/96
UFRM       13.73      114.23    114.23   9.22       2.60    255,485     8.08     8.08     0.56    0.79    10.03    N       10/18/96
VFFC       13.50      127.00    131.07  10.38       0.74    746,867     8.17     7.93     1.00    1.74    22.49    N       10/18/96

Maximum    22.39      251.87    251.87  26.99      12.23  1,975,287    27.87    27.87     2.20    2.25    22.49
Minimum    10.34       88.04     88.04   6.57          -     44,161     5.93     5.93     0.21    0.26     1.37
Average    14.98      128.33    132.03  13.78       2.90    564,507    11.24    11.05     1.18    1.01     9.94
Median     14.26      119.33    121.48  12.96       2.53    341,528     9.55     9.21     1.10    0.93     8.92

SOURCE: SNL & F&C CALCULATIONS               2

FERGUSON & CO., LLP    EXHIBIT II.1 - SELECTED PUBLICLY TRADED SOUTHEAST THRIFTS
-------------------

                                      ROAA    ROACE
          NPAs/     Price/    Core   Before  Before
          Assets     Core      EPS   Extra    Extra
            (%)       EPS      ($)     (%)      (%)
Ticker      MRQ       (x)      MRQ     MRQ      MRQ
AMFB       0.54     11.54     0.39    1.30    16.51
BANC       0.82     11.75     0.29    1.28    15.89
BFSB       0.00     11.84     0.38    1.42     9.12
CFCP       0.07     16.88     0.30    1.10    18.12
CFFC       0.08     12.50     0.43    1.38     9.96
CMSV       0.53     10.44     0.41    1.14     9.55
CNIT       0.45     15.19     0.65    0.75    10.39
EBSI       1.45     12.93     0.29    0.85     9.02
FFBS       1.09     21.50     0.25    1.25     6.38
FFCH       1.24     10.37     0.47    0.81    12.53
FFFC       0.51     13.87     0.32    1.32     8.13
FFFG       2.83      8.59     0.08    0.71    11.31
FFFL       0.34     18.75     0.21    0.68     6.81
FFLC       0.23     26.39     0.18   (0.27)   (1.60)
FFPB       0.53     12.01     0.48    0.75     9.51
FGHC       1.34     10.55     0.16    0.94    11.17
FLAG       3.56     16.80     0.16    0.75     8.15
FLFC       1.22     14.06     0.32    1.05    14.39
FOBC         NA     10.39     0.37   (0.16)   (1.37)
FSFC       0.19     21.59     0.11   (1.54)   (8.45)
GSLC       3.14     21.59     0.11    0.79    12.35
HARB       0.55     13.52     0.58    1.16    13.43
HBS        2.44     16.06     0.29    1.01     6.81
KSAV       0.52     11.68     0.42    1.27     8.51
LIFB       0.41     15.40     0.28    0.88     7.05
MGNL       2.52     12.81     0.40    1.68    17.35
NFSL       1.26     19.14     0.32    1.48    12.40
PALM       3.77     15.92     0.21    0.72     8.51
PFSL       0.26     12.30     0.31    0.57     9.53
PLE        0.18      9.87     0.44    0.93    11.52
SCCB         NA     26.79     0.14    0.88     3.12
TWIN       0.36     13.64     0.33    1.15     8.45
UFRM       0.88     19.22     0.10    0.64     7.87
VFFC       2.18     21.09     0.16    3.32    41.55

Maximum    3.77     26.79     0.65    3.32    41.55
Minimum    0.00      8.59     0.08   (1.54)   (8.45)
Average    1.08     15.26     0.30    0.96    10.00
Median     0.54     13.87     0.30    0.94     9.51

SOURCE: SNL & F&C CALCULATIONS               3

FERGUSON & CO., LLP     Exhibit II.2 - Selected Publicity Traded North
-------------------
                        Carolina Thrifts

                                                                              Deposit                            Current   Current
                                                                              Insurance                            Stock    Market
                                                                              Agency                               Price     Value
Ticker   Short Name                     City                State    Region   (BIF/SAIF)   Exchange   IPO Date       ($)      ($M)
HBS      Haywood Bancshares, Inc.       Waynesville         NC       SE       BIF          AMSE       12/18/87    18.625     22.37
KSAV     KS Bancorp, Inc.               Kenly               NC       SE       SAIF         NASDAQ     12/30/93    19.625     13.02
SOPN     First Savings Bancorp, Inc     Southern Pines      NC       SE       SAIF         NASDAQ     01/06/94    17.750     66.46
UFRM     United Federal Savings Ban     Rocky Mount         NC       SE       SAIF         NASDAQ     07/01/80     7.688     23.56

Maximum                                                                                                           19.625     66.46
Minimum                                                                                                            7.688     13.02
Average                                                                                                           15.922     31.35
Median                                                                                                            18.188     22.97

FERGUSON & CO., LLP      EXHIBIT II.2 - SELECTED PUBLICITY TRADED NORTH CAROLINA
-------------------
                         THRIFTS

                                                                                 Tangible            ROAA   ROACE
           Price/   Current   Current             Current     Total    Equity/    Equity/    Core  Before  Before
              LTM    Price/   Price/T   Price/   Dividend    Assets     Assets   T Assets     EPS   Extra   Extra  Merger   Current
         Cope EPS   B Value   B Value   Assets      Yield    ($000)        (%)        (%)     ($)     (%)     (%) Target?   Pricing
Ticker        (x)       (%)       (%)      (%)        (%)       MRQ        MRQ        MRQ     LTM     LTM     LTM  (Y/N)       Date
HBS         16.93    110.60    115.18    17.04       2.79   131,888      15.41      14.89    1.10    1.02    6.73    N     10/18/96
KSAV        13.92     94.08     94.17    13.92      12.23    93,536      14.79      14.78    1.41    1.11    6.88    N     10/18/96
SOPN        18.11     99.50     99.50    25.86       3.83   256,986      26.00      26.00    0.98    1.53    5.86    N     10/18/96
UFRM        13.73    114.23    114.23     9.22       2.60   255,485       8.08       8.08    0.56    0.79   10.03    N     10/18/96

Maximum     18.11    114.23    115.18    25.86      12.23   256,986      26.00      26.00    1.41    1.53   10.03
Minimum     13.73     94.08     94.17     9.22       2.60    93,536       8.08       8.08    0.56    0.79    5.86
Average     15.67    104.60    105.77    16.51       5.36   184,474      16.07      15.94    1.01    1.11    7.38
Median      15.43    105.05    106.87    15.48       3.31   193,687      15.10      14.84    1.04    1.07    6.81

SOURCE: SNL & F&C CALCULATIONS             5

FERGUSON & CO, LLP       Exhibit II.2 - Selected Publicity Traded North Carolina
------------------
                         Thrifts

                                               ROAA     ROACE
                NPAs/    Price/    Core      Before    Before
               Assets      Core     EPS       Extra     Extra
                  (%)       EPS     ($)         (%)       (%)
Ticker            MRQ       (x)     MRQ         MRQ       MRQ
HBS              2.44     16.06    0.29        1.01      6.81
KSAV             0.52     11.68    0.42        1.27      8.51
SOPN             0.05     17.07    0.26        1.59      6.08
UFRM             0.88     19.22    0.10        0.64      7.87

Maximum          2.44     19.22    0.42        1.59      8.51
Minimum          0.05     11.68    0.10        0.64      6.08
Average          0.97     16.01    0.27        1.13      7.32
Median           0.70     16.57    0.28        1.14      7.34

Source: SNL & F&C calculations

FERGUSON & CO., LLP           EXHIBIT II.3 - COMPARATIVE GENERAL
-------------------

                                                                                  Total               Current    Current
                                                                     Number      Assets                 Stock     Market
                                                                         of      ($000)                 Price      Value
Ticker   Short Name                       City              State   Offices    Mst RctQ    IPO Date       ($)       ($M)
CAPS     Capital Savings Bancorp, Inc.    Jefferson City    MO            6     217,954    12/29/93    22.500      21.74
EQSB     Equitable Federal Savings Bank   Wheaton           MD            4     267,776    09/10/93    26.250      15.75
FCBF     FCB Financial Corp.              Neenah            WI            6     265,172    09/24/93    18.250      44.89
FFED     Fidelity Federal Bancorp         Evansville        IN            4     262,216    08/31/87    11.000      27.45
FFHS     First Franklin Corporation       Cincinnati        OH            7     216,508    01/26/88    14.250      16.61
GFCO     Glenway Financial Corp.          Cincinnati        OH            6     278,809    11/30/90    18.250      20.64
MWFD     Midwest Federal Financial        Baraboo           WI            9     187,601    07/08/92    23.250      37.81
NFSL     Newnan Holdings, Inc.            Newnan            GA            9     162,199    03/01/86    24.500      35.76
OSBF     OSB Financial Corp.              Oshkosh           WI            7     250,003    07/01/92    23.750      26.39
PLE      Pinnacle Bank                    Jasper            AL            5     186,475    12/17/86    17.375      15.46
SJSB     SJS Bancorp                      St. Joseph        MI            4     150,752    02/16/95    23.000      22.60
UFRM     United Federal Savings Bank      Rocky Mount       NC            9     255,485    07/01/80     7.688      23.56

Maximum                                                                   9     278,809                26.250      44.89
Minimum                                                                   4     150,752                 7.688      15.46
Average                                                                   6     225,079                19.172      25.72
Median                                                                    6     233,979                20.375      23.08


Source: SNL & F&C calculations         7

FERGUSON & CO., LLP       EXHIBIT 11.4 - COMPARATIVES OPERATIONS
-------------------


                                                        Net Income                         Loan        Total       Total
                                   Average                  Before                         Loss   Noninterest Noninterest
                                   Assets   Net Income   Extra Items   ROAA     ROAE   Provision     Income     Expense
                                   ($000)      ($000)      ($000)       (%)      (%)      ($000)     ($000)      ($000)
Short Name                            LTM         LTM         LTM       LTM      LTM         LTM        LTM         LTM
Capital Savings Bancorp, Inc.     202,316       1,860       1,860      0.92     9.26         120        800       4,194
Equitable Federal Savings Bank    252,797       1,980       1,980      0.78    14.98        (185)       896       4,461
FCB Financial Corp.               252,799       2,745       2,745      1.09     5.71         200        683       4,607
Fidelity Federal Bancorp          274,837       3,235       3,235      1.18    23.76         455      6,718       7,888
First Franklin Corporation        211,479       1,316       1,316      0.62     6.56          56        388       4,042
Glenway Financial Corp.           273,711       1,545       1,545      0.56     5.91          60        626       6,133
Midwest Federal Financial         173,132       2,216       2,216      1.28    13.41         216      1,622       5,219
Newnan Holdings, Inc.             165,973       3,738       3,738      2.25    19.85          10      1,435       2,162
OSB Financial Corp.               254,855         531         531      0.21     1.63         290        642       5,477
Pinnacle Bank                     191,604       1,637       1,637      0.85    10.96         240        860       4,314
SJS Bancorp                       137,705         861         861      0.63     5.00         161        509       3,194
United Federal Savings Bank       255,387       2,028       2,028      0.79    10.03         153      2,496       7,402

Maximum                           274,837       3,738       3,738      2.25    23.76         455      6,718       7,888
Minimum                           137,705         531         531      0.21     1.63        (185)       388       2,162
Average                           220,550       1,974       1,974      0.93    10.59         148      1,473       4,924
Median                            232,138       1,920       1,920      0.82     9.65         157        830       4,534

SOURCE:  SNL & F&C CALCULATIONS          8

FERGUSON & CO., LLP        EXHIBIT II.4 - COMPARATIVES OPERATIONS
-------------------


                              Net Loan                  Common       Dividend   Interest   Interest  Net Interest Gain on    Real
                              Chargeoffs/  LTM EPS      Dividends      Payout   Income/    Expense/   Income/       Sale/   Estate
                             Avg Loans   After Extra    Per Share     Ratio   Avg Assets Avg Assets Avg Assets   Avg Assets Expense
                                   (%)        ($)        ($)            (%)      (%)       (%)         (%)       (%)         ($000)
Short Name                         LTM         LTM        LTM            LTM      LTM       LTM         LTM       LTM        LTM
Capital Savings Bancorp, Inc.     0.00        1.88       0.34           18.09     7.41      4.17        3.24        0.00      (29)
Equitable Federal Savings Bank      NA        3.14        -              0.00     7.32      4.86        2.46        0.01     (815)
FCB Financial Corp.               0.00        1.10       0.63           57.27     7.44      4.04        3.39        0.03        0
Fidelity Federal Bancorp          0.05        1.17       0.79           67.52     7.83      5.65        2.18        0.27     (719)
First Franklin Corporation        0.07        1.07       0.29           27.10     7.21      4.54        2.67        0.01        3
Glenway Financial Corp.           0.03          NA       0.65           46.59     7.30      4.36        2.94        0.04       13
Midwest Federal Financial         0.04        1.28       0.18           13.87     7.99      4.15        3.84        0.38        0
Newnan Holdings, Inc.               NA        2.45       0.38           15.51     7.47      3.86        3.61        0.44   (2,521)
OSB Financial Corp.               0.03        0.49       0.58          118.37     7.12      4.35        2.77        0.08      (47)
Pinnacle Bank                       NA        1.84       0.72           39.13     7.65      4.49        3.16        0.14     (142)
SJS Bancorp                       0.11        0.92       0.30           32.61     7.27      4.44        2.83        0.02        0
United Federal Savings Bank       0.10        0.66       0.18           27.27     7.80      4.78        3.01        0.19        0

Maximum                           0.11        3.14       0.79          118.37     7.79      5.65        3.84        0.44       13
Minimum                            -          0.49        -               -       7.12      3.86        2.18         -     (2,521)
Average                           0.05        1.45       0.42           38.61     7.48      4.47        3.01        0.13     (355)
Median                            0.04        1.17       0.36           29.94     7.43      4.40        2.98        0.06      (15)

SOURCE:  SNL & F&C CALCULATIONS        9

FURGUSON & CO., LLP
-------------------          EXHIBIT II.4 - COMPARATIVES OPERATIONS

                                    Noninterest      G&A    Noninterest Net Oper         Total Amortization            Extra and
                                    Income/     Expense/    Expense/    Expenses/  onrecurring           of    Tax     After Tax
                                   Avg Assets   Avg Assets  Avg Assets  Avg Assets  Expense       Intangible Provision      Items
                                         (%)        (%)        (%)        (%)         (000)         ($000)       ($000)     ($000)
Short Name                              LTM        LTM        LTM        LTM         LTM            LTM           LTM        LTM
Capital Savings Bancorp, Inc.          0.40       2.09       2.07       1.69          0              0          1,177          0
Equitable Federal Savings Bank         0.35       2.09       1.76       1.73          0              0            871          0
FCB Financial Corp.                    0.27       1.82       1.82       1.55          0              0          1,777          0
Fidelity Federal Bancorp.              2.44       3.13       2.87       0.69          0              0          1,887          0
First Franklin Corporation             0.18       1.91       1.91       1.72          0              5            645          0
Glenway Financial Corp.                0.23       2.16       2.24       1.93        154            220            906          0
Midwest Federal Financial              0.94       2.96       3.01       2.03          0             88          1,271          0
Newnan Holdings, Inc.                  0.86       2.80       1.30       1.94          0             28          2,248          0
OSB Financial Corp.                    0.25       2.17       2.15       1.92        815              0            788          0
Pinnacle Bank                          0.45       2.30       2.25       1.86          0             41            993          0
SJS Bancorp                            0.37       2.32       2.32       1.95          0              0            218          0
United Federal Savings Bank            0.98       2.90       2.90       1.92          0              0          1,106          0

Maximum                                2.44       3.13       3.01       2.03        815            220          2,248          0
Minimum                                0.18       1.82       1.30       0.69          0              0            218          0
Average                                0.64       2.39       2.22       1.74         81             32          1,157          0
Median                                 0.39       2.24       2.20       1.89          0              0          1,050          0

SOURCE:  SNL & F&C CALCULATIONS        10

FURGUSON & CO., LLP
-------------------            EXHIBIT 11.4 - COMPARATIVES OPERATIONS

                                                   Core              Yield on       Cost of            Interest    Loan Loss
                                 Efficiency     Income/   Preferred  Int Earning Int Bearing Effective    Yield    Provision
                                      Ratio   Avg Assets  Dividends     Assets   Liabilities Tax Rate    Spread   Avg Assets
                                        (%)         (%)     ($000)        (%)        (%)      (%)        (%)            (%)
Short Name                              LTM         LTM        LTM        LTM        LTM      LTM        LTM           LTM
Capital Savings Bancorp, Inc.         57.45        0.92          0       7.78       4.93     38.76       2.85          0.06
Equitable Federal Savings Bank.       74.24        0.78          0       7.64       5.18     30.55       2.46         (0.07)
FCB Financial Corp.                   49.74        1.07          0       7.63       5.16     39.30       2.47          0.08
Fidelity Federal Bancorp              67.65        1.00          0       8.22       6.11     36.84       2.11          0.17
First Franklin Corporation            66.92        0.61          0       7.41       5.06     32.89       2.35          0.03
Glenway Financial Corp.               68.00        0.57          0       7.56       4.94     36.96       2.62          0.02
Midwest Federal Financial             62.04        1.04          0       8.63       5.02     36.45       3.61          0.12
Newnan Holdings, Inc.                 62.63        1.97          0       7.92       4.55     37.55       3.37          0.01
OSB Financial Corp.                   71.82        0.36          0       7.35       5.07     59.74       2.28          0.11
Pinnacle Bank                         63.88        0.76          0       8.02       5.01     37.76       3.01          0.13
SJS Bancorp                           72.54        0.61          0       7.43       5.16     20.20       2.27          0.12
United Federal Savings Bank           72.60        0.67          0       8.08       5.40     35.29       2.68          0.06

Maximum                               74.24        1.97          0       8.63       6.11     59.74       3.61          0.17
Minimum                               49.74        0.36          0       7.35       4.55     20.20       2.11         (0.07)
Average                               65.79        0.86          0       7.81       5.13     36.86       2.67          0.07
Median                                67.29        0.77          0       7.71       5.07     36.90       2.55          0.07

SOURCE:  SNL & F&C CALCULATIONS        11

FERGUSON & CO., LLP        EXHIBIT II.5-COMPARATIVES PRICING
-------------------

                                                           Current   Current       Price/     Current
                                                             Stock    Market          LTM      Price/
          Abbreviated                                        Price     Value     Core EPS     B Value
Ticker    Name                  City               State       ($)      ($M)           (x)        (%)
CAPS      CapitalSavBancp-MO    Jefferson City     MO       22.500     21.74         11.97     108.43
EQSB      EquitableFSB-MD       Wheaton            MD       26.250     15.75          8.39     111.04
FCBF      FCBFinancialCrp-WI    Neenah             WI       18.250     44.89         16.74      96.20
FFED      FidelityFed-IN        Evansville         IN       11.000     27.45         11.00     191.97
FFHS      FirstFranklin-OH      Cincinnati         OH       14.250     16.61         13.57      81.85
GFCO      GlenwayFinCp-OH       Cincinnati         OH       18.250     20.64         12.94      77.07
MWFD      MidwestFedFin-WI      Baraboo            WI       23.250     37.81         22.36     224.85
NFSL      NewnanHoldings-GA     Newnan             GA       24.500     35.76         11.45     172.29
OSBF      OSBFinancial-WI       Oshkosh            WI       23.750     26.39         29.32      84.04
PLE       PinnacleBank-AL       Jasper             AL       17.375     15.46         10.59     101.97
SJSB      SJSBancorp-MI         St. Joseph         MI       23.000     22.60         25.56     128.49
UFRM      UnitedFdSB-NC         Rocky Mount        NC        7.688     23.56         13.73     114.23

Maximum                                                     26.250     44.89         29.32     224.85
Minimum                                                      7.688     15.46          8.39      77.07
Average                                                     19.172     25.72         15.64     124.37
Median                                                      20.375     23.08         13.26     109.74

SOURCE: SNL & F&C CALCULATIONS         12

FERGUSON & CO., LLP              EXHIBIT II.5 - COMPARATIVES PRICING
-------------------

                                                              Tangible            ROAA     ROACE
          Current             Current     Total   Equity/       Equity/    Core   Before    Before
          Price/T    Price/  Dividend    Assets    Assets     T Assets      EPS    Extra     Extra      Merger
          B Value    Assets     Yield    ($000)       (%)          (%)      ($)     (%)        (%)      Target?
Ticker        (%)      (%)        (%)       MRQ       MRQ          MRQ     LTM      LTM       LTM       (Y/N)
CAPS       108.43     10.19      1.60   217,954      9.40      9.40       1.88     0.92       9.26        N
EQSB       111.04      5.88       -     267,776      5.30      5.30       3.13     0.78      14.98        N
FCBF        96.20     16.93      3.95   265,172     17.59     17.59       1.09     1.09       5.71        N
FFED       191.97     10.47      7.27   262,216      5.45      5.45       1.00     1.18      23.76        N
FFHS        82.70      7.67      2.25   216,508      9.37      9.28       1.05     0.62       6.56        N
GFCO        78.77      7.40      3.55   278,809      9.61      9.42       1.41     0.56       5.91        N
MWFD       235.09     20.26      1.29   187,601     12.76     12.74       1.04     1.28      13.41        N
NFSL       173.14     22.04      1.80   162,199     12.56     12.56       0.81     2.25      19.85        N
OSBF        84.04     10.55      2.70   250,003     12.56     12.56       2.14     0.21       1.63        N
PLE        105.69      8.29      4.14   186,475      8.13      7.87       1.64     0.85      10.96        N
SJSB       128.49     14.99      1.91   150,752     11.67     11.67       0.90     0.63       5.00
UFRM       114.23      9.22      2.60   255,485      8.08      8.08       0.56     0.79      10.03        N

Maximum    235.09     22.04      7.27   278,809     17.56     17.56       3.13     2.25      23.76
Minimum     78.77      5.88       -     150.752      5.30      5.30       0.56     0.21       1.63
Average    125.82     11.99      2.75   225,079      9.91      9.83       1.39     0.93      10.59
Median     109.74     10.33      2.42   233,979      9.39      9.34       1.07     0.82       9.65

SOURCE: SNL & F&C CALCULATIONS         13

FERGUSON & CO., LLP                     EXHIBIT II.5 - COMPARATIVES PRICING
-------------------

                                                             ROAA       ROACE
                              NPAs/      Price/     Core     Before      Before
                 Current      Assets      Core       EPS      Extra       Extra
                 Pricing         (%)       EPS       ($)        (%)         (%)
Ticker              Date         MRQ       (X)       MRQ        MRQ         MRQ
CAPS            10/18/96        0.13     11.03      0.51       0.93        9.40
EQSB            10/18/96        0.77      7.72      0.85       0.81       15.35
FCBF            10/18/96        0.12     14.72      0.31       1.16        6.45
FFED            10/18/96        0.15     22.92      0.12       0.89       17.01
FFHS            10/18/96        0.43     13.19      0.27       0.61        6.46
GFCO            10/18/96        0.40     10.61      0.43       0.63        6.56
MWFD            10/18/96        0.19     20.04      0.29       1.28       13.81
NFSL            10/18/96        1.26     19.14      0.32       1.48       12.40
OSBF            10/18/96        0.22     14.84      0.40       0.73        5.77
PLE             10/18/96        0.18      9.87      0.44       0.93       11.52
SJSB            10/18/96        0.29     31.94      0.18       0.46        3.84
UFRM            10/18/96        0.88     19.22      0.10       0.64        7.87

Maximum                         1.26     31.94      0.85       1.48       17.01
Minimum                         0.12      7.72      0.10       0.46        3.84
Average                         0.42     16.27      0.35       0.88        9.70
Median                          0.26     14.78      0.32       0.85        8.64

SOURCE: SNL & F&C CALCULATIONS         14

FERGUSON & CO., LLP                 EXHIBIT II.6 - COMPARATIVES BALANCE SHEETS
-------------------

                                             Total                         Invest &     Loan
                                 Total      Cash and                Net   Foreclosed   Servicing   Total     Other       Total
                                Assets       Invest      MBS       Loans   Real Estate  Rights   Intangibles Assets     Deposits
                                ($000)       ($000)    ($000)     ($000)     ($000)     ($000)    ($000)     ($000)      ($000)
Short Name                        MRQ        MRQ        MRQ         MRQ       MRQ        MRQ       MRQ        MRQ        MRQ
Capital Savings Bancorp, Inc.     217,954    47,359    28,339     166,623      32        -          -        3,940      152,345
Equitable Federal Savings Bank    267,776    70,867    58,917     186,835   2,019        -          -        7,969      209,145
FCB Financial Corp.               265,172    38,619      -        214,101     191        NA         -        6,263      153,431
Fidelity Federal Bancorp          262,216    31,597    12,590     216,162      59       571         -       13,827      181,702
First Franklin Corporation        216,508    66,304      -        145,703     188         7         207      4,099      188,336
Glenway Financial Corp.           278,809    47,468    28,471     220,007     242        -          576      9,422      222,768
Midwest Federal Financial         187,601    44,727    15,277     134,735      -         -          741      6,923      151,228
Newnan Holdings, Inc.             162,199    25,030     1,249     126,760   3,753        -          108      3,592      131,717
OSB Financial Corp.               250,003    75,381       152     168,043     411       123         -        4,997      161,415
Pinnacle Bank                     186,475    58,769    27,039     120,644      -         74         531      6,131      165,234
SJS Bancorp                       150,752    54,547    14,660      92,491      83        -          -        3,049      109,330
United Federal Savings Bank       255,485    79,260    29,824     164,902     200     2,679         -        6,447      216,480

Maximum                           278,809    79,260    58,917     220,007   3,753     2,679         741     13,827      222,768
Minimum                           150,752    25,030      -         92,491      -         -          -        3,049      109,330
Average                           225,079    53,327    18,043     163,084     598       315         180      6,388      170,261
Median                            233,979    51,008    14,969     165,763     190        -          -        6,197      163,325

SOURCE: SNL & F&C calculations                15

                                                                                                           Reg      Reg     Reg
                                  Total      Subord    Other       Total      Preferred  Common  Total    Tangible  Core   Total
                                  Borrowing    Debt   Liabilities Liabilities Equity    Equity  Equity    Capital Capital  Capital
                                  ($000)     ($000)    ($000)      ($000)     ($000)    ($000)  ($000)    ($000)  ($000)   ($000)
Short Name                         MRQ        MRQ        MRQ        MRQ        MRQ       MRQ     MRQ       MRQ      MRQ      MRQ
Capital Savings Bancorp, Inc.     42,000       -       3,128       197,473      -     20,481    20,481     18,916  18,916  19,562
Equitable Federal Savings Bank    42,340       -       2,109       253,594      -     14,182    14,182     14,182  14,182  14,742
FCB Financial Corp.               57,255       -       7,831       218,517      -     46,655    46,655     37,734  37,734  38,852
Fidelity Federal Bancorp          62,985    9,985      3,234       247,921      -     14,295    14,295     18,091  18,091  24,025
First Franklin Corporation         7,235       -         650       196,221      -     20,287    20,287     13,675  13,675  14,293
Glenway Financial Corp.           25,847       -       3,413       252,028      -     26,781    26,781       NA      NA      NA
Midwest Federal Financial         17,250       -       2,222       170,700      -     16,901    16,901     13,707  13,707  15,114
Newnan Holdings, Inc.              8,157       -       1,573       141,447      -     20,732    20,732       NA      NA      NA
OSB Financial Corp.               52,215       -       4,973       218,603      -     31,400    31,400     27,274  27,274  28,229
Pinnacle Bank                      3,750       -       2,326       171,310      -     15,165    15,165       NA      NA      NA
SIS Bancorp                       22,050       -       1,785       133,165      -     17,587    17,587     13,912  13,912  14,406
United Federal Savings Bank       10,000       -       8,371       234,851      -     20,634    20,634     20,248  20,248  21,629

Maximum                           62,985    9,985      8,371       253,594      -     46,655    46,655     37,734  37,734  38,852
Minimum                            3,750       -         650       133,165      -     14,182    14,182     13,675  13,675  14,293
Average                           29,257      832      3,468       202,986      -     22,093    22,093     19,749  19,749  21,206
Median                            23,949       -       2,727       207,995      -     20,384    20,384     18,091  18,091  19,562

SOURCE: SNL & F&C CALCULATIONS

FERGUSON & CO., LLP        EXHIBIT II.6 - COMPARATIVES BALANCES SHEETS
-------------------

                                                                                           Loan Loss   Publicly Publicly IE Asset/
                                   Tangible     Core      Risk-Base    NPAs/   Reserves/   Reserves/   Report   Reported  Int B
                                   Capital/    Capital/   Capital/     Asset     Assets      NPLs      B Value  TB Value Liabilities
                                   Tangible    Adj Tan     Risk-W       (%)       (%)         (%)        ($)     ($)      (%)
Short Name                         Assets (%)  Assets (%)  Assets (%)   MRQ       MRQ         MRQ        MRQ     MRQ      MRQ
Capital Savings Bancorp, Inc.         9.12        9.12        19.27       0.13      0.29      251.59      20.75    20.75   110.72
Equitable Federal Savings Bank        5.25        5.25        11.39       0.77      0.22          NM      23.64    23.64   102.31
FCB Financial Corp.                  14.70       14.70        25.40       0.12      0.42      357.19      18.97    18.97   122.77
Fidelity Federal Bancorp              6.44        6.44        12.63       0.15      0.40      309.65       5.73     5.73   101.30
First Franklin Corporation            6.48        6.48        14.87       0.43      0.43      124.03      17.41    17.23   108.90
Glenway Financial Corp.                 NA          NA           NA       0.40      0.22       69.99      23.68    23.17   108.71
Midwest Federal Financial             7.98        7.98        14.14       0.19      0.75      386.54      10.34     9.89   110.87
Newnan Holdings, Inc.                11.16       11.16        20.25       1.26      0.84       72.98      14.22    14.15   109.61
OSB Financial Corp.                  10.49       10.49        23.38       0.22      0.40      180.71      28.26    28.26   110.53
Pinnacle Bank                         7.87        7.87        14.13       0.18      0.69      377.94      17.04    16.44   107.04
SJS Bancorp                           9.24        9.24        19.55       0.29      0.42      180.75      17.90    17.90   112.70
United Federal Savings Bank           8.08        8.08        15.93       0.88      1.16      139.29       6.73     6.73   108.83

Maximum                              14.70       14.70        25.40       1.26      1.16      386.54      28.26    28.26   122.77
Minimum                               5.25        5.25        11.39       0.12      0.22       69.99       5.73     5.73   101.30
Average                               8.80        8.80        17.36       0.42      0.52      222.79      17.06    16.91   109.52
Median                                8.08        8.08        15.93       0.26      0.42      180.75      17.66    17.57   109.26

SOURCE: SNL & F&C CALCULATIONS        17

FERGUSON & CO., LLP         EXHIBIT II.6 - COMPARATIVE BALANCE SHEETS
-------------------



                                        Full-Time     Loans             Cash and
                                        Equivalent  Serviced    MBS/  Inv. (ex MBS)
                                        Employees   For Others  Assets   Assets
                                         (Actual)    ($000)     (%)       (%)
Short Name                                 MRQ         MRQ      MRQ       MRQ
Capital Savings Bancorp, Inc.                71     47,147     13.00       8.73
Equitable Federal Savings Bank               NA         NA     22.00       4.46
FCB Financial Corp.                          NA         NA      -         14.56
Fidelity Federal Bancorp                    133     58,854      4.80       7.25
First Franklin Corporation                   49     56,988      -         30.62
Glenway Financial Corp.                      NA     68,800     10.21       6.81
Midwest Federal Financial                    90     58,631      8.14      15.70
Newnan Holdings, Inc.                        NA         NA      0.77      14.66
OSB Financial Corp.                          85    102,296      0.06      30.09
Pinnacle Bank                                85     98,754     14.50      17.02
SJS Bancorp                                  38     48,928      9.72      26.46
United Federal Savings Bank                 124    461,893     11.67      19.35

Maximum                                     133    461,893     22.00      30.62
Minimum                                      38     47,147       -         4.46
Average                                      84    111,366      7.91      16.31
Median                                       85     58,854      8.93      15.18

SOURCE: SNL & F&C CALCULATIONS                 18

FERGUSON & CO., LLP          EXHIBIT II.7 - COMPARATIVES RISK CHARACTERISTICS
-------------------

                                         NPAs + Loans                                           Net Loan
                                NPAs/     90+ Pst Due/      NPAs/     Reserves/    Reserves/   Chargeoffs/
                                Assets         Assets       Equity       Loans         NPAs     Avg Loans
                                   (%)            (%)          (%)         (%)          (%)            (%)
Short Name                         MRQ            MRQ          MRQ         MRQ          MRQ            MRQ
Capital Savings Bancorp, Inc.     0.13           0.23         1.39        0.38       223.24           0.00
Equitable Federal Savings Bank    0.77           1.00        14.49        0.31        28.03             NA
FCB Financial Corp.               0.12           0.12         0.68        0.51       351.57           0.01
Fidelity Federal Bancorp          0.15           0.17         2.81        0.49       264.09           0.01
First Franklin Corporation        0.43           0.50         4.60        0.63        99.04           0.04
Glenway Financial Corp.           0.40             NA         4.20        0.28        54.93           0.03
Midwest Federal Financial         0.19           0.19         2.15        1.03       386.54          (0.01)
Newnan Holdings, Inc.             1.26           1.26         9.86        1.04        66.63             NA
OSB Financial Corp.               0.22           0.22         1.78        0.59       180.71           0.03
Pinnacle Bank                     0.18           0.18         2.24        1.05       377.94             NA
SJS Bancorp                       0.29           0.29         2.48        0.67       144.27           0.38
United Federal Savings Bank       0.88           1.17        10.92        1.74       131.32           0.12

Maximum                           1.26           1.26        14.49        1.74       386.54           0.38
Minimum                           0.12           0.12         0.68        0.28        28.03          (0.01)
Average                           0.42           0.48         4.80        0.73       192.36           0.07
Median                            0.26           0.23         2.65        0.61       162.49           0.03

SOURCE:SNL & F&C CALCULATIONS          19

FERGUSON & CO., LLP    Exhibit II.7 - Comparatives Risk Characteristics
-------------------

                                                    Intangible     One Year                      IE Assets
                                          Loans/       Assets/      Cum Gap/           Net        Int Bear
                                          Assets       Equity        Assets          Loans     Liabilities
                                             (%)          (%)           (%)          ($000)            (%)
Short Name                                   MRQ          MRQ           MRY             MRQ            MRQ
Capital Savings Bancorp, Inc.              76.74         0.00            NA         166,623         110.72
Equitable Federal Savings Bank             70.02         0.00          1.41         186,835         102.31
FCB Financial Corp.                        83.42         0.00         (0.66)        214,101         122.77
Fidelity Federal Bancorp                   82.84         0.00         13.34         216,162         101.30
First Franklin Corporation                 67.72         1.02          8.45         145,703         108.90
Glenway Financial Corp.                    79.52         2.15            NA         220,007         108.71
Midwest Federal Financial                  72.82         4.38          3.55         134,735         110.87
Newnan Holdings, Inc.                      80.81         0.52          9.60         126,760         109.61
OSB Financial Corp.                        68.04         0.00        (10.84)        168,043         110.53
Pinnacle Bank                              65.56         3.50            NA         120,644         107.04
SJS Bancorp                                62.16         0.00            NA          92,491         112.70
United Federal Savings Bank                66.48         0.00         (5.33)        164,902         108.83

Maximum                                    83.42         4.38         13.34         220,007         122.77
Minimum                                    62.16         0.00        (10.84)         92,491         101.30
Average                                    73.01         0.96          2.44         163,084         109.52
Median                                     71.42         0.00          2.48         165,763         109.26



Source SNL & F&C calculations           20

                                  EXHIBIT III

FERGUSON & CO., LLP                    EXHIBIT III
-------------------

                                HOME SVG BK SSB
                                WASHINGTON, NC

                             FINANCIAL HIGHLIGHTS

                                      1993      1994      1995    YTD 6/96
                                              ($'S IN THOUSANDS)
BALANCE SHEET:
Total Assets                          157,736   171,251   179,621   189,572
% Change in Assets                      25.93      8.57      4.89      5.54
Securities-Book Value                  28,084    18,523    23,992    21,812
Securities-Fair Value                  28,788    17,592    23,992    21,812
Total Loans & Leases                  120,415   142,599   147,710   153,360
Total Deposits                        114,065   134,487   156,742   167,518
Loan/Deposit Ratio                     105.57    106.03     94.24     91.55
Provision for Loan Losses                 531       160       233       180
CAPITAL:
Equity Capital                         14,359    15,958    18,332    18,615
Total Qualifying Capital(Est)          15,512    17,321    19,486    20,194
Equity Capital/Average Assets           10.15      9.70     10.41     10.30
Tot Qual Cap/Rk Bsd Asts(Est)           16.95     16.58     16.78     15.98
Tier 1 Cap/Rsk Bsed Asts(Est)           15.69     15.32     15.53     14.72
T1 Cap/Avg Assets(Lev Est)               9.54      9.80     10.14     10.26
Dividends Declared/Net Income             -         -         -         -
PROFITABILITY:
Net Income(Loss)                        2,937     1,648     2,020       579
Return on Average Assets                 2.08      1.00      1.15      0.64
Return on Average Equity Cap            22.78     10.87     11.76      6.27
Net Interest Margin                      4.56      4.33      4.11      4.16
Net Int Income/Avg Assets                4.39      4.17      4.02      4.10
Noninterest Income/Avg Assets            2.00      0.62      0.89      0.83
Noninterest Exp/Avg Assets               2.73      3.05      3.11      3.50
ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE                  0.60      0.67      1.06      0.96
NPA's/Equity + LLR                       4.42      5.33      7.64      7.09
LLR/Nonperf & Restrcd Lns              287.84    229.99    133.97    166.91
Foreclosed RE/Total Assets               0.04      0.06       -        0.07
90+ Day Del Loans/Total Loans             -         -         -         -
Loan Loss Reserves/Total Lns             1.57      1.38      1.41      1.48
Net Charge-Offs/Average Loans            0.05      0.06      0.08      0.01
Dom Risk R/E Lns/Tot Dom Lns             9.96     14.52     18.60     20.60
LIQUIDITY:
Brokered Dep/Total Dom Deps               -         -         -         -
$100M+ Time Dep/Total Dom Dep           15.91     10.72     10.63     11.80
Int Earn Assets/Int Bear Liab          108.58    112.15    114.73    113.91
Pledged Sec/Total Sec                   18.16     21.54     11.01     15.26
Fair Value Sec/Amort Cost Sec          102.51     94.72    102.14    100.07

SOURCE: BANKSOURCE                     1

FERGUSON & CO., LLP                    EXHIBIT III
-------------------

                     SELECTED PEER GROUP RATIOS & RANKINGS

Peer Group Category                       4         4         4         4
CAPITAL:
Equity Capital/Average Assets         10.15      9.70     10.41     10.30
Peer Group Percentile                    72        65        63        67
Primary Capital/Adj Avg Assets        11.33     10.77     11.47     11.41
Peer Group Percentile                    78        71        67        73
Tangible Capital/Tangible Asset        9.10      9.32     10.21      9.82
Peer Group Percentile                    64        66        71        68
Tot Qual Cap/Risk Based Assets        16.95     16.58     16.78     15.98
Peer Group Percentile                   -         -         -         -
LIQUIDITY:
Liquid Assets/Short-term Liab         68.88     67.77    155.52    143.22
Peer Group Percentile                    22        30        77        75
PROFITABILITY:
Return on Average Assets               2.08      1.00      1.15      0.64
Peer Group Percentile                    96        35        44        10
Return on Average Equity Cap          22.78     10.87     11.76      6.27
Peer Group Percentile                    92        32        40         9
Net Interest Margin                    4.56      4.33      4.11      4.16
Peer Group Percentile                    54        41        29        34
Noninterest Income/Avg Assets          2.00      0.62      0.89      0.83
Peer Group Percentile                    94        42        68        64
Noninterest Expense/Avg Assets         2.73      3.05      3.11      3.50
Peer Group Percentile                    70        55        49        27
Int Earn Assets/Int Bear Liab        108.58    112.15    114.73    113.91
Peer Group Percentile                     5        13        19        17
ASSET QUALITY:
Nonaccrual Loans/Total Loans           0.55      0.60      1.06      0.88
Peer Group Percentile                    51        41        21        28
Foreclosed RE/Total Assets             0.04      0.06       -        0.07
Peer Group Percentile                    68        53       100        43
Forcl RE/Loans+Forcl RE                0.05      0.07       -        0.08
Peer Group Percentile                    70        57       100        48
NPL+Frcl RE/Lns+Frcl RE                0.60      0.67      1.06      0.96
Peer Group Percentile                    78        66        46        50
Nonaccrual Loans/Loan Loss Res        34.74     43.48     74.64     59.91
Peer Group Percentile                    54        40        23        31
LLR/Nonperf & Restrcd Lns            287.84    229.99    133.97    166.91
Peer Group Percentile                    73        60        40        51
Loan Loss Reserves/Total Loans         1.57      1.38      1.41      1.48
Peer Group Percentile                    57        48        55        62
Net Charge-Offs/Average Loans          0.05      0.06      0.08      0.01
Peer Group Percentile                    75        64        61        73
Earnings Coverage/Net Charge-Offs     95.74     34.49     27.77    257.00
Peer Group Percentile                    77        55        51        69

SOURCE: BANKSOURCE                     2

FERGUSON & CO., LLP                    EXHIBIT III
-------------------

                                HOME SVG BK SSB
                                WASHINGTON, NC

                             FINANCIAL HIGHLIGHTS

                                       9/30/95   12/31/95   3/31/96   6/30/96
                                                  ($'S IN THOUSANDS)

BALANCE SHEET:
Total Assets                           180,783   179,621    182,380   189,572
% Change in Assets                       (1.85)    (0.64)      1.54      3.94
Securities-Book Value                   26,574    23,992     24,021    21,812
Securities-Fair Value                   26,596    23,992     24,021    21,812
Total Loans & Leases                   146,845   147,710    148,237   153,360
Total Deposits                         156,791   156,742    156,048   167,518
Loan/Deposit Ratio                       93.66     94.24      94.99     91.55
Provision for Loan Losses                  -         213        180       -
CAPITAL:
Equity Capital                          17,706    18,332     18,462    18,615
Total Qualifying Capital(Est)           18,942    19,486     19,780    20,194
Equity Capital/Average Assets            10.04     10.31      10.25     10.27
Tot Qual Cap/Rk Bsd Asts(Est)            16.76     16.78      16.36     15.98
Tier 1 Cap/Rsk Bsed Asts(Est)            15.50     15.53      15.10     14.72
T1 Cap/Avg Assets(Lev Est)                9.93     10.14      10.13     10.26
Dividends Declared/Net Income              -         -          -         -
PROFITABILITY:
Net Income(Loss)                           516       504        232       347
Return on Average Assets                  1.17      1.13       0.52      0.77
Return on Average Equity Cap             11.83     11.19       5.04      7.49
Net Interest Margin                       4.10      4.09       4.01      4.31
Net Int Income/Avg Assets                 4.02      4.00       4.01      4.18
Noninterest Income/Avg Assets             0.77      1.02       0.88      0.78
Noninterest Exp/Avg Assets                2.92      3.36       3.18      3.83
ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE                   0.51      1.06       1.01      0.96
NPA's/Equity + LLR                        3.83      7.64       7.20      7.09
LLR/Nonperf & Restrcd Lns               275.62    133.97     158.91    166.91
Foreclosed RE/Total Assets                0.04       -         0.04      0.07
90+ Day Del Loans/Total Loans              -         -          -         -
Loan Loss Reserves/Total Lns              1.28      1.41       1.53      1.48
Net Charge-Offs/Average Loans             0.01       -         0.01      0.00
Dom Risk R/E Lns/Tot Dom Lns             16.89     18.60      21.22     20.60
LIQUIDITY:
Brokered Dep/Total Dom Deps                -         -          -         -
$100M+ Time Dep/Total Dom Dep            10.58     10.63      11.66     11.80
Int Earn Assets/Int Bear Liab           114.74    114.73     113.90    113.91
Pledged Sec/Total Sec                    10.19     11.01      14.65     15.26
Fair Value Sec/Amort Cost Sec           101.35    102.14     101.41    100.07

SOURCE: BANKSOURCE                     3

FERGUSON & CO., LLP                    EXHIBIT III
-------------------

                     SELECTED PEER GROUP RATIOS & RANKINGS

Peer Group Category                        4          4          4         4
CAPITAL:
Equity Capital/Average Assets          10.04      10.31      10.25     10.27
Peer Group Percentile                     64         67         68        68
Primary Capital/Adj Avg Assets         10.98      11.36      11.36     11.38
Peer Group Percentile                     68         72         72        73
Tangible Capital/Tangible Asset         9.79      10.21      10.12      9.82
Peer Group Percentile                     66         71         70        68
LIQUIDITY:
Liquid Assets/Short-term Liab         156.52     155.52     127.69    143.22
Peer Group Percentile                     77         77         63        75
PROFITABILITY:
Return on Average Assets                1.17       1.13       0.52      0.77
Peer Group Percentile                     38         43          7        16
Return on Average Equity Cap           11.83      11.19       5.04      7.49
Peer Group Percentile                     34         39          6        13
Net Interest Margin                     4.10       4.09       4.01      4.31
Peer Group Percentile                     30         29         29        40
Noninterest Income/Avg Assets           0.77       1.02       0.88      0.78
Peer Group Percentile                     58         75         69        59
Noninterest Expense/Avg Assets          2.92       3.36       3.18      3.83
Peer Group Percentile                     51         38         38        19
Int Earn Assets/Int Bear Liab         114.74     114.73     113.90    113.91
Peer Group Percentile                     20         19         17        17
ASSET QUALITY:
Nonaccrual Loans/Total Loans            0.46       1.06       0.96      0.88
Peer Group Percentile                     47         21         25        28
Foreclosed RE/Total Assets              0.04        -         0.04      0.07
Peer Group Percentile                     54        100         52        43
Forcl RE/Loans+Forcl RE                 0.05        -         0.05      0.08
Peer Group Percentile                     57        100         54        48
NPL+Frcl RE/Lns+Frcl RE                 0.51       1.06       1.01      0.96
Peer Group Percentile                     72         46         50        50
Nonaccrual Loans/Loan Loss Res         36.28      74.64      62.93     59.91
Peer Group Percentile                     45         23         29        31
LLR/Nonperf & Restrcd Lns             275.62     133.97     158.91    166.91
Peer Group Percentile                     67         40         49        51
Loan Loss Reserves/Total Loans          1.28       1.41       1.53      1.48
Peer Group Percentile                     43         55         64        62
Net Charge-Offs/Average Loans           0.01        -         0.01      0.00
Peer Group Percentile                     71         85         65        80
Earnings Coverage/Net Charge-Offs     164.60        -       193.00    513.00
Peer Group Percentile                     65         85         60        70

SOURCE: BANKSOURCE                     4

                                  EXHIBIT IV

FERGUSON & CO.,LLP               EXHIBIT IV
------------------

                           CAPITAL SAVINGS BANK, FSB
                              JEFFERSON CITY, MO

                             FINANCIAL HIGHLIGHTS

CAPS                                1993      1994      1995     YTD 6/96
----
                                         (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                        163,736   179,466   193,111   217,684
% Change in Assets                     0.63      9.61      7.60     12.72
Total Loans                         132,140   144,906   156,872   167,582
Deposits                            146,907   144,596   150,821   152,989
Broker Originated Deposits              -         -         -         -
CAPITAL:
Equity Capital                       13,832    15,658    18,016    18,838
Tangible Capital                     13,832    15,748    17,853    18,916
Core Capital                         13,832    15,748    17,853    18,916
Risk-Based Capital                   14,259    16,164    18,401    19,562
Equity Capital/Total Assets            8.45      8.72      9.33      8.65
Core Capital/Risk Based Assets        17.92     18.75     18.81     17.88
Core Capital/Adj Tang Assets           8.48      8.78      9.29      8.69
Tangible Cap/Tangible Assets           8.48      8.78      9.29      8.69
Risk-Based Cap/Risk-Wt Assets         18.47     19.24     19.39     18.49
PROFITABILITY:
Net Income(Loss)                      2,294     1,724     1,902       945
Ret on Avg Assets Bef Ext Item         1.41      1.00      1.02      0.93
Net Interest Income/Avg Assets         3.37      3.27      3.19      3.10
Noninterest Income/Avg Assets          0.87      0.41      0.45      0.49
Noninterest Expense/Avg Assets         2.19      2.15      1.97      2.04
Yield/Cost Spread                      3.41      3.21      3.07      2.93
LIQUIDITY:
Int Earn Assets/Int Bear Liab        106.22    106.34    107.50    107.02
Brokered Deposits/Tot Deposits          -         -         -         -
ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO          0.36      0.06      0.15      0.27
Nonaccrual Loans/Gross Loans            -         -        0.06      0.15
Nonaccrual Lns/Ln Loss Reserve          -         -       17.07     40.06
Repos Assets/Tot Assets                0.07      0.05      0.04      0.01
Net Chrg-Off/Av Adj Lns                 -         -         -         -
Nonmtg 1-4 Constr&Conv Lns/TA          1.68      2.46      3.31      7.71

SOURCE: TAFS                           1

FERGUSON & CO.,LLP               EXHIBIT IV
------------------

                                 EQUITABLE FSB
                                  WHEATON, MD

                             FINANCIAL HIGHLIGHTS

EQSB                                1993      1994      1995     YTD 6/96
----
                                        (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                        190,637   218,869   255,200   267,776
% Change in Assets                    (5.37)    14.81     16.60      4.93
Total Loans                         153,777   161,074   173,404   188,226
Deposits                            169,706   181,089   200,560   209,145
Broker Originated Deposits
CAPITAL:
Equity Capital                        9,120    10,551    13,205    14,182
Tangible Capital                      9,120    10,551    13,205    14,182
Core Capital                          9,120    10,551    13,205    14,182
Risk-Based Capital                    9,670    11,211    13,765    14,472
Equity Capital/Total Assets            4.78      4.82      5.17      5.30
Core Capital/Risk Based Assets         8.08      9.32     10.75     11.08
Core Capital/Adj Tang Assets           4.79      4.82      5.18      5.30
Tangible Cap/Tangible Assets           4.79      4.82      5.18      5.30
Risk-Based Cap/Risk-Wt Assets          8.57      9.90     11.20     11.51
PROFITABILITY:
Net Income(Loss)                          1     1,432     2,655       977
Ret on Avg Assets Bef Ext Item         0.00      0.70      1.13      0.75
Net Interest Income/Avg Assets         1.96      2.53      2.60      2.41
Noninterest Income/Avg Assets          0.72      0.81      0.60      0.52
Noninterest Expense/Avg Assets         2.74      2.46      1.79      1.81
Yield/Cost Spread                      2.42      2.79      2.77      2.50
LIQUIDITY:
Int Earn Assets/Int Bear Liab         98.05     99.57    100.23    101.57
Brokered Deposits/Tot Deposits          -         -        -         -
ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO          3.77      2.58      1.90      1.40
Nonaccrual Loans/Gross Loans           0.43      0.26      0.12      0.02
Nonaccrual Lns/Ln Loss Reserve        56.51     61.58     36.35      6.08
Repos Assets/Tot Assets                2.41      1.51      0.78      0.75
Net Chrg-Off/Av Adj Lns                0.09      0.39     (0.39)    (0.00)
Nonmtg 1-4 Constr&Conv Lns/TA          7.31      4.80      4.51      8.50

SOURCE: TAFS                           2

FERGUSON & CO., LLP               EXHIBIT IV
-------------------

                             FOX CITIES BANK, FSB
                                  NEENAH, WI

                             FINANCIAL HIGHLIGHTS


FCBF                                1993      1994      1995    YTD 6/96
----
                                        (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                        195,712   231,872   248,827  264,306
% Change in Assets                     9.60     18.48      7.31     6.22
Total Loans                         163,850   184,875   207,069  221,332
Deposits                            143,462   145,511   154,588  156,507
Broker Originated Deposits              -         -         -        -
CAPITAL:
Equity Capital                       36,687    37,628    37,414   38,099
Tangible Capital                     36,410    37,301    37,010   37,734
Core Capital                         36,410    37,301    37,010   37,734
Risk-Based Capital                   37,235    38,164    38,035   38,852
Equity Capital/Total Assets           18.75     16.23     15.04    14.41
Core Capital/Risk Based Assets        34.56     29.50     25.04    24.15
Core Capital/Adj Tang Assets          18.63     16.12     14.91    14.30
Tangible Cap/Tangible Assets          18.63     16.12     14.91    14.30
Risk-Based Cap/Risk-Wt Assets         35.34     30.18     25.73    24.87
PROFITABILITY:
Net Income(Loss)                      2,234     2,008     2,195    1,307
Ret on Avg Assets Bef Ext Item         1.12      0.94      0.91     1.02
Net Interest Income/Avg Assets         3.32      3.36      2.95     3.06
Noninterest Income/Avg Assets          0.64      0.08      0.40     0.38
Noninterest Expense/Avg Assets         1.91      1.89      1.76     1.72
Yield/Cost Spread                      2.88      2.93      2.44     2.85
LIQUIDITY:
Int Earn Assets/Int Bear Liab        122.19    117.39    115.98   116.11
Brokered Deposits/Tot Deposits          -         -         -        -
ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO          0.47      0.11      0.13     0.16
Nonaccrual Loans/Gross Loans           0.46      0.10      0.12     0.13
Nonaccrual Lns/Ln Loss Reserve        91.79     21.45     25.95    23.16
Repos Assets/Tot Assets                 -         -         -        -
Net Chrg-Off/Av Adj Lns                0.00      0.32      0.01      -
Nonmtg 1-4 Constr&Conv Lns/TA         14.12     16.33     19.46    39.45

SOURCE: TAFS                           3

FERGUSON & CO., LLP               EXHIBIT IV
-------------------

                           UNITED FIDELITY BANK, FSB
                                EVANSVILLE, IN

                             FINANCIAL HIGHLIGHTS

FFED                                1993      1994      1995     YTD 6/96
----
                                        (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                        119,710   198,854   273,859   255,908
% Change in Assets                    17.28     66.11     37.72     (6.55)
Total Loans                          94,919   171,856   232,676   209,101
Deposits                             77,696   129,074   188,909   188,036
Broker Originated Deposits              -      37,710    92,612    73,081
CAPITAL:
Equity Capital                        8,839    12,077    17,448    17,951
Tangible Capital                      8,839    12,077    17,438    18,090
Core Capital                          8,839    12,077    17,438    18,090
Risk-Based Capital                    9,131    12,541    23,142    23,874
Equity Capital/Total Assets            7.38      6.07      6.37      7.01
Core Capital/Risk Based Assets        15.36      9.87      9.13     10.03
Core Capital/Adj Tang Assets           7.38      6.07      6.24      7.07
Tangible Cap/Tangible Assets           7.38      6.07      6.24      7.07
Risk-Based Cap/Risk-Wt Assets         15.87     10.25     12.12     13.24
PROFITABILITY:
Net Income(Loss)                        931     2,576     3,747     1,428
Ret on Avg Assets Bef Ext Item         0.84      1.62      1.50      1.06
Net Interest Income/Avg Assets         2.47      2.48      2.15      2.46
Noninterest Income/Avg Assets          0.97      1.72      1.94      1.07
Noninterest Expense/Avg Assets         2.28      2.16      2.04      2.03
Yield/Cost Spread                      2.59      2.62      2.27      2.71
LIQUIDITY:
Int Earn Assets/Int Bear Liab        102.14    100.15     98.23    100.03
Brokered Deposits/Tot Deposits         -        29.22     49.02     38.87
ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO          0.40      0.57      0.60      0.49
Nonaccrual Loans/Gross Loans           0.23      0.09      0.13      0.16
Nonaccrual Lns/Ln Loss Reserve        83.62     37.72     38.60     34.69
Repos Assets/Tot Assets                0.06      0.01      0.01      0.03
Net Chrg-Off/Av Adj Lns                0.02      0.04      0.03      0.05
Nonmtg 1-4 Constr&Conv Lns/TA         12.14      9.42     13.55     42.42

SOURCE: TAFS                           4

FERGUSON & CO., LLP               EXHIBIT IV
-------------------

                                 FRANKLIN S&LC
                                CINCINNATI, OH

                             FINANCIAL HIGHLIGHTS

FFHS                                1993      1994      1995    YTD 6/96
----
                                       (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                        197,821   189,228   210,323  212,192
% Change in Assets                    (5.23)    (4.34)    11.15     0.89
Total Loans                         132,115   134,518   139,873  146,604
Deposits                            178,840   172,957   186,887  188,576
Broker Originated Deposits
CAPITAL:
Equity Capital                       13,778    12,763    14,060   13,849
Tangible Capital                     13,778    13,879    13,881   13,675
Core Capital                         13,778    13,879    13,881   13,675
Risk-Based Capital                   14,476    14,558    14,486   14,293
Equity Capital/Total Assets            6.96      6.74      6.69     6.53
Core Capital/Risk Based Assets        15.38     15.81     14.50    14.52
Core Capital/Adj Tang Assets           6.97      7.30      6.61     6.45
Tangible Cap/Tangible Assets           6.97      7.30      6.61     6.45
Risk-Based Cap/Risk-Wt Assets         16.15     16.58     15.13    15.17
PROFITABILITY:
Net Income(Loss)                      2,162     1,249     1,139      586
Ret on Avg Assets Bef Ext Item         0.70      0.65      0.58     0.55
Net Interest Income/Avg Assets         2.52      2.83      2.62     2.51
Noninterest Income/Avg Assets          0.62      0.27      0.23     0.25
Noninterest Expense/Avg Assets         1.93      2.11      1.98     1.90
Yield/Cost Spread
LIQUIDITY:
Int Earn Assets/Int Bear Liab        106.02    104.95    105.16   104.53
Brokered Deposits/Tot Deposits         0.17      0.17       -        -
ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO          2.16      1.17      0.96     0.74
Nonaccrual Loans/Gross Loans           1.27      0.65      0.40     0.27
Nonaccrual Lns/Ln Loss Reserve       138.54     71.42     60.74    44.10
Repos Assets/Tot Assets                0.23       -         -       0.09
Net Chrg-Off/Av Adj Lns                0.28     (0.00)     0.19     0.02
Nonmtg 1-4 Constr&Conv Lns/TA         12.04     11.72     11.05    22.40

SOURCE: TAFS                            5

FERGUSON & CO.,LLP                      Exhibit IV
------------------

                               CENTENNIAL SVG BK
                                CINCINNATI, OH

                             FINANCIAL HIGHLIGHTS

GFCO                              1993       1994       1995       YTD 6/96
----
                                        ($'s in Thousands)
BALANCE SHEET:
Total Assets                        -      258,276     275,362     275,413
% Change in Assets                  -        -            6.62        0.02
Securities-Book Value               -       48,190      44,692      42,326
Securities-Fair Value               -       45,934      44,504      41,921
Total Loans & Leases                -      197,463     214,428     221,710
Total Deposits                      -      203,834     218,166     223,682
Loan/Deposit Ratio                  -        96.87       98.29       99.12
Provision for Loan Losses           -           96          66          30
CAPITAL:
Equity Capital                      -       23,498      23,460      23,886
Total Qualifying Capital(Est)       -       23,542      23,263      23,928
Equity Capital/Average Assets       -         9.10        8.98        8.92
Tot Qual Cap/Rk Bsd Asts(Est)       -        17.29       14.82       13.87
Tier 1 Cap/Rsk Bsed Asts(Est)       -        16.77       14.43       13.51
T1 Cap/Avg Assets(Lev Est)          -         9.12        8.58        8.70
Dividends Declared/Net Income       -       135.59       42.76       61.62
PROFITABILITY:
Net Income(Loss)                    -        1,776       2,105       1,071
Return on Average Assets            -         0.69        0.81        0.80
Return on Average Equity Cap        -         7.56        9.22        9.04
Net Interest Margin                 -         2.79        3.10        3.25
Net Int Income/Avg Assets           -         2.73        2.99        3.14
Noninterest Income/Avg Assets       -         0.34        0.24        0.24
Noninterest Exp/Avg Assets          -         2.00        2.06        2.20
ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE             -         1.24        0.63        0.51
NPA's/Equity + LLR                  -        10.16        5.62        4.59
LLR/Nonperf & Restrcd Lns           -        32.49       67.10       69.99
Foreclosed RE/Total Assets          -         0.11        0.16        0.09
90+ Day Del Loans/Total Loans       -         0.38        0.06        0.19
Loan Loss Reserves/Total Lns        -         0.36        0.29        0.28
Net Charge-Offs/Average Loans       -         0.03        0.08        0.03
Dom Risk R/E Lns/Tot Dom Lns        -        18.82       16.77       17.15
LIQUIDITY:
Brokered Dep/Total Dom Deps         -          -           -           -
$100M+ Time Dep/Total Dom Dep       -         5.58        7.33        7.93
Int Earn Assets/Int Bear Liab       -       106.55      104.67      106.03
Pledged Sec/Total Sec               -          -           -           -
Fair Value Sec/Amort Cost Sec       -        94.84      100.02       99.02

SOURCE: BANKSOURCE                        6

FERGUSON & CO., LLP                        Exhibit IV
-------------------


                           BARABOO FEDERAL BANK, FSB
                                  BARABOO, WI

                             FINANCIAL HIGHLIGHTS

MWFD                                 1993      1994      1995      YTD 6/96
----
                                          (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                         122,385   149,390   175,658   185,819
% Change in Assets                      7.98     22.07     17.58      5.78
Total Loans                           86,930   114,568   124,474   136,116
Deposits                              99,855   125,840   142,806   151,457
Broker Originated Deposits                 -         -         -         -
CAPITAL:
Equity Capital                        13,652    12,887    14,579    14,035
Tangible Capital                      13,652    12,015    13,528    13,707
Core Capital                          13,652    12,015    13,528    13,707
Risk-Based Capital                    14,488    13,201    14,848    15,114
Equity Capital/Total Assets            11.16      8.63      8.30      7.55
Core Capital/Risk Based Assets         20.42     12.95     11.15     11.91
Core Capital/Adj Tang Assets           11.16      8.09      7.75      7.39
Tangible Cap/Tangible Assets           11.16      8.09      7.75      7.39
Risk-Based Cap/Risk-Wt Assets          21.67     14,22     12.23     13.14
PROFITABILITY:
Net Income(Loss)                       1,431     1,205     1,656     1,034
Ret on Avg Assets Bef Ext Item          1.03      0.89      1.04      1.16
Net Interest Income/Avg Assets          3.68      3.31      3.58      3.65
Noninterest Income/Avg Assets           0.84      0.88      1.16      1.37
Noninterest Expense/Avg Assets          2.84      2.71      3.00      3.06
Yield/Cost Spread                       3.67      3.38      3.73      3.84
LIQUIDITY:
Int Earn Assets/Int Bear Liab         106.52    102.97    102.32    102.59
Brokered Deposits/Tot Deposits             -         -         -         -
ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO           0.12      0.14      0.23      0.32
Nonaccrual Loans/Gross Loans            0.08      0.07      0.18      0.26
Nonaccrual Lns/Ln Loss Reserve          7.69      6.50     17.35     25.87
Repos Assets/Tot Assets                 0.03      0.03      0.04      0.04
Net Chrg-Off/Av Adj Lns                 0.03      0.02      0.02      0.03
Nonmtg 1-4 Constr&Conv Lns/TA          15.98     16.36     14.98     39.06

SOURCE: TAFS                           7

FERCUSON & CO., LLP                       Exhibit IV
-------------------


                           NEWNAN SAVINGS BANK, FSB
                                  NEWNAN, GA

                             FINANCIAL HIGHLIGHTS

NFSL                                1993      1994      1995      YTD 6/96
----
                                         (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                        139,094   158,795   161,240   162,269
% Change in Assets                     8.92     14.16      1.54      0.64
Total Loans                         103,323   131,962   131,169   130,589
Deposits                            111,604   112,234   127,950   130,491
Broker Originated Deposits                -         -         -         -
CAPITAL:
Equity Capital                       14,938    15,913    18,606    20,752
Tangible Capital                     13,418    14,398    18,385    20,560
Core Capital                         13,418    14,398    18,385    20,560
Risk-Based Capital                   14,252    15,602    19,546    21,731
Equity Capital/Total Assets           10.74     10.02     11.54     12.79
Core Capital/Risk Based Assets        14.82     12.98     16.54     19.82
Core Capital/Adj Tang Assets           9.76      9.18     11.50     12.68
Tangible Cap/Tangible Assets           9.76      9.18     11.50     12.68
Risk-Based Cap/Risk-Wt Assets         15.74     14.06     17.59     20.95
PROFITABILITY:
Net Income(Loss)                      1,110     1,072     3,039     2,368
Ret on Avg Assets Bef Ext Item         0.64      0.72      1.83      2.75
Net Interest Income/Avg Assets         3.43      3.38      3.55      3.52
Noninterest Income/Avg Assets          1.04      1.21      1.72      2.69
Noninterest Expense/Avg Assets         3.26      3.40      2.65      2.60
Yield/Cost Spread                      3.50      3.43      3.52      3.72
LIQUIDITY:
Int Earn Assets/Int Bear Liab        105.75    105.52    105.31    107.18
Brokered Deposits/Tot Deposits            -         -         -         -
ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO          4.22      2.04      1.40      2.15
Nonaccrual Loans/Gross Loans           1.60      1.14      0.58      1.03
Nonaccrual Lns/Ln Loss Reserve       133.85    109.98     60.22    111.58
Repos Assets/Tot Assets                0.70      0.12      0.08      0.11
Net Chrg-Off/Av Adj Lns                0.24      0.03      0.05      0.02
Nonmtg 1-4 Constr&Conv Lns/TA         15.30     12.70     12.73     30.88

SOURCE: TAFS                           8

FERGUSON & CO., LLP                         EXHIBIT IV
-------------------

                           CITIZENS B&TC FAYETTE CTY
                               FAYETTEVILLE, GA

                             FINANCIAL HIGHLIGHTS

NFSL                               1993      1994      1995      YTD 6/96
----
                                             ($'S IN THOUSANDS)
BALANCE SHEET:
Total Assets                       62,775     70,581    82,096    87,530
% Change in Assets                     49      12.43     16.31      6.62
Securities-Book Value              11,119     18,164    22,626    19,055
Securities-Fair Value              11,095     18,149    22,627    19,055
Total Loans & Leases               40,057     44,767    51,104    59,389
Total Deposits                     54,632     61,202    70,807    76,342
Loan/Deposit Ratio                     73      73.15     72.17     77.79
Provision for Loan Losses             167        227       260       311
CAPITAL:
Equity Capital                      7,788      7,910     9,519     9,901
Total Qualifying Capital(Est)       8,201      8,919    10,166    10,797
Equity Capital/Average Assets          15      11.86     12.55     11.60
Tot Qual Cap/Rk Bsd Asts(Est)          18      17.28     17.67     17.45
Tier 1 Cap/Rsk Bsed Asts(Est)          17      16.12     16.42     16.20
T1 Cap/Avg Assets(Lev Est)             13      11.52     11.53     11.52
Dividends Declared/Net Income           -       6.92      9.32         -
PROFITABILITY:
Net Income(Loss)                      503        578     1,234       577
Return on Average Assets                1       0.87      1.63      1.35
Return on Average Equity Cap            7       7.36     14.21     11.87
Net Interest Margin                     5       5.18      5.87      5.61
Net Int Income/Avg Assets               4       4.83      5.50      5.21
Noninterest Income/Avg Assets           1       0.90      1.43      0.90
Noninterest Exp/Avg Assets              4       4.11      4.04      3.38
ASSET QUALITY:
NPL+Frcl RE/Lns+Frcl RE                 1       1.42      1.88      1.34
NPA's/Equity + LLR                      5       7.49      9.30      7.24
LLR/Nonperf & Restrcd Lns             106     107.54     87.23    170.30
Foreclosed RE/Total Assets              -       0.11         -      0.15
90+ Day Del Loans/Total Loans           -       0.34         -      0.02
Loan Loss Reserves/Total Lns            1       1.34      1.64      1.92
Net Charge-Offs/Average Loans           0       0.14      0.04      0.03
Dom Risk R/E Lns/Tot Dom Lns           51      48.32     50.99     52.00
LIQUIDITY:
Brokered Dep/Total Dom Deps             -          -         -         -
$100M+ Time Dep/Total Dom Dep          16      15.54     13.80     14.39
Int Earn Assets/Int Bear Liab         126     126.26    134.01    135.98
Pledged Sec/Total Sec                  16       6.96      5.75      7.53
Fair Value Sec/Amort Cost Sec         100      96.36    100.53     98.97

SOURCE: BANKSOURCE                     9

FERGUSON & CO., LLP                         EXHIBIT IV
-------------------


                           OSHKOSH SAVINGS BANK, FSB
                                  OSHKOSH, WI

                             FINANCIAL HIGHLIGHTS

OSBF                                1993       1994       1995      YTD 6/96
----
                                           (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                        187,950    235,726    258,447   253,325
% Change in Assets                    (0.54)     25.42       9.64     (1.98)
Total Loans                         126,811    145,439    169,065   169,460
Deposits                            143,281    164,375    166,224   167,312
Broker Originated Deposits                -          -      1,188     1,188
CAPITAL:
Equity Capital                       30,400     26,583     24,332    26,944
Tangible Capital                     30,400     26,583     24,369    27,274
Core Capital                         30,400     26,583     24,369    27,274
Risk-Based Capital                   31,021     27,194     24,829    28,229
Equity Capital/Total Assets           16.17      11.28       9.41     10.64
Core Capital/Risk Based Assets        34.81      25.45      19.42     23.31
Core Capital/Adj Tang Assets          16.17      11.28       9.43     10.75
Tangible Cap/Tangible Assets          16.17      11.28       9.43     10.75
Risk-Based Cap/Risk-Wt Assets         35.52      26.04      19.79     24.13
PROFITABILITY:
Net Income(Loss)                      2,632      1,608        330       918
Ret on Avg Assets Bef Ext Item         1.40       0.76       0.13      0.72
Net Interest Income/Avg Assets         3.58       2.98       2.43      2.73
Noninterest Income/Avg Assets          1.18       0.64       0.41      0.59
Noninterest Expense/Avg Assets         2.46       2.40       2.38      2.03
Yield/Cost Spread                      3.24       2.74       2.24      2.56
LIQUIDITY:
Int Earn Assets/Int Bear Liab        116.69     108.27     106.36    109.13
Brokered Deposits/Tot Deposits            -          -       0.71      0.71
ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO          0.65       0.79       0.18      0.38
Nonaccrual Loans/Gross Loans           0.26       0.41       0.11      0.31
Nonaccrual Lns/Ln Loss Reserve        54.25      99.84      24.26     55.12
Repos Assets/Tot Assets                0.08       0.08       0.01      0.03
Net Chrg-Off/Av Adj Lns                0.01       0.03       0.01      0.02
Nonmtg 1-4 Constr&Conv Lns/TA          7.11       6.91       7.25     16.52

SOURCE: TAFS                           10

FERGUSON & CO., LLP         EXHIBIT IV
-------------------
                                 PINNACLE BANK
                                  JASPER, AL

                             FINANCIAL HIGHLIGHTS

PLE                                 1993      1994      1995      YTD 6/96
---
                                         (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                        176,095   186,324   194,529   186,679
% Change in Assets                     1.04      5.81      4.40     (4.04)
Total Loans                         102,196   113,702   121,364   122,197
Deposits                            146,484   149,856   162,931   164,560
Broker Originated Deposits                -         -         -         -
CAPITAL:
Equity Capital                       13,822    13,449    15,127    15,165
Tangible Capital                     13,155    12,769    14,373    14,225
Core Capital                         13,788    13,362    14,373    14,225
Risk-Based Capital                   14,698    14,479    15,574    15,475
Equity Capital/Total Assets            7.85      7.22      7.78      8.12
Core Capital/Risk Based Assets        15.40     14.24     12.95     12.49
Core Capital/Adj Tang Assets           7.86      7.20      7.42      7.66
Tangible Cap/Tangible Assets           7.50      6.88      7.42      7.66
Risk-Based Cap/Risk-Wt Assets         16.42     15.43     14.03     13.58
PROFITABILITY:
Net Income(Loss)                         44       971     1,486       797
Ret on Avg Assets Bef Ext Item         0.03      0.54      0.77      0.85
Net Interest Income/Avg Assets         3.10      2.98      3.02      3.26
Noninterest Income/Avg Assets          0.97      0.65      0.57      0.72
Noninterest Expense/Avg Assets         3.78      2.63      2.22      2.48
Yield/Cost Spread                      3.15      3.02      3.00      3.21
LIQUIDITY:
Int Earn Assets/Int Bear Liab        104.06    102.96    104.38    105.02
Brokered Deposits/Tot Deposits            -         -         -         -
ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO          0.28      0.29      0.42      0.28
Nonaccrual Loans/Gross Loans           0.20      0.28      0.32      0.26
Nonaccrual Lns/Ln Loss Reserve        23.42     29.92     34.49     26.46
Repos Assets/Tot Assets                0.04         -      0.05         -
Net Chrg-Off/Av Adj Lns                0.06      0.04      0.13      0.08
Nonmtg 1-4 Constr&Conv Lns/TA          9.86      9.49     10.32     21.01

SOURCE: TAFS                           11

FERGUSON & CO., LLP                          EXHIBIT IV
-------------------

                                    SJS FSB
                                ST. JOSEPH, MI

                             FINANCIAL HIGHLIGHTS


SJSB                                 1993      1994      1995      YTD 6/96
----
                                          (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                         124,118   123,109   143,248   151,020
% Change in Assets                     (3.68)    (0.81)    16.36      5.43
Total Loans                           51,972    64,911    88,448    99,586
Deposits                             108,198   109,190   112,079   110,235
Broker Originated Deposits               190       190       190       190
CAPITAL:
Equity Capital                         8,864     7,708    13,395    13,697
Tangible Capital                       8,864     8,720    13,705    14,255
Core Capital                           8,864     8,720    13,705    14,255
Risk-Based Capital                     9,412     9,191    14,181    14,685
Equity Capital/Total Assets             7.14      6.26      9.35      9.07
Core Capital/Risk Based Assets         18.41     15.39     19.12     18.93
Core Capital/Adj Tang Assets            7.15      7.03      9.55      9.40
Tangible Cap/Tangible Assets            7.15      7.03      9.55      9.40
Risk-Based Cap/Risk-Wt Assets          19.55     16.22     19.79     19.50
PROFITABILITY:
Net Income(Loss)                         754         2       901       493
Ret on Avg Assets Bef Ext Item          0.60      0.00      0.68      0.66
Net Interest Income/Avg Assets          1.91      1.99      2.78      2.60
Noninterest Income/Avg Assets           1.11      0.39      0.44      0.41
Noninterest Expense/Avg Assets          2.14      2.37      2.22      1.92
Yield/Cost Spread                       1.82      1.95      2.59      2.43
LIQUIDITY:
Int Earn Assets/Int Bear Liab         104.96    102.34    106.34    106.81
Brokered Deposits/Tot Deposits          0.18      0.17      0.17      0.17
ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO           0.40      0.71      0.74      0.66
Nonaccrual Loans/Gross Loans            0.21      0.19      0.17      0.30
Nonaccrual Lns/Ln Loss Reserve         19.23     22.24     22.48     48.44
Repos Assets/Tot Assets                 0.00      0.06      0.12      0.07
Net Chrg-Off/Av Adj Lns                (0.07)     0.03     (0.00)     0.18
Nonmtg 1-4 Constr&Conv Lns/TA           0.95      0.57      1.24      2.58

SOURCE: TAFS                          12

FERGUSON & CO., LLP            EXHIBIT IV
-------------------

                                  UNITED FSB
                                ROCKY MOUNT, NC

                                FINANCIAL HIGHLIGHTS

UFRM                                1993      1994      1995     YTD 6/96
----
                                        (ALL $ AMOUNTS IN THOUSANDS)
BALANCE SHEET:
Total Assets                        246,820   243,181   248,972   255,977
% Change in Assets                    (7.18)    (1.47)     2.38      2.81
Total Loans                         109,848   114,374   138,455   167,218
Deposits                            202,162   196,590   220,170   216,218
Broker Originated Deposits
CAPITAL:
Equity Capital                       17,593    17,390    19,938    20,635
Tangible Capital                     17,593    17,935    19,965    20,480
Core Capital                         17,593    17,935    19,965    20,480
Risk-Based Capital                   18,361    18,526    20,619    21,629
Equity Capital/Total Assets            7.13      7.15      8.01      8.06
Core Capital/Risk Based Assets        17.43     17.21     16.28     13.89
Core Capital/Adj Tang Assets           7.22      7.44      8.07      8.01
Tangible Cap/Tangible Assets           7.22      7.44      8.07      8.01
Risk-Based Cap/Risk-Wt Assets         18.19     17.77     16.81     14.67
PROFITABILITY:
Net Income(Loss)                      2,568     1,162     2,355       860
Ret on Avg Assets Bef Ext Item         1.00      0.47      0.91      0.68
Net Interest Income/Avg Assets         2.02      2.24      2.69      2.99
Noninterest Income/Avg Assets          2.29      1.05      1.49      1.27
Noninterest Expense/Avg Assets         2.85      3.05      2.70      3.12
Yield/Cost Spread                      2.27      2.38      2.80      3.12
LIQUIDITY:
Int Earn Assets/Int Bear Liab        111.73    103.92    104.18    106.41
Brokered Deposits/Tot Deposits
ASSET QUALITY:
Nonperf Lns+REO/Total Lns+REO          1.91      1.86      1.47      1.76
Nonaccrual Loans/Gross Loans            -         -         -        1.00
Nonaccrual Lns/Ln Loss Reserve          -         -         -       65.10
Repos Assets/Tot Assets                0.08      0.08      0.05      0.05
Net Chrg-Off/Av Adj Lns               (0.61)     0.14      0.03      0.07
Nonmtg 1-4 Constr&Conv Lns/TA          6.19      6.80      9.53     26.03

SOURCE: TAFS                            13

                                   EXHIBIT V

FERGUSON & CO., LLP       EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                                                               Deposit                        Current   Current
                                                                               Insurance                        Stock    Market
                                                                               Agency                           Price     Value
Ticker   Short Name                        City                State   Region  (BIF/SAIF)  Exchange IPO Date     ($)      ($M)
AADV     Advantage Bancorp, Inc.           Kenosha             WI      MW      SAIF        NASDAQ   03/23/92   31.250    105.27
ABCW     Anchor BanCorp Wisconsin          Madison             WI      MW      SAIF        NASDAQ   07/16/92   34.750    162.09
AFFFZ    America First Financial Fund      San Francisco       CA      WE      SAIF        NASDAQ         NA   29.000    174.31
ALBK     ALBANK Financial Corporation      Albany              NY      MA      SAIF        NASDAQ   04/01/92   27.500    360.25
AMFB     American Federal Bank, FSB        Greenville          SC      SE      SAIF        NASDAQ   01/19/89   18.000    196.99
ANDB     Andover Bancorp, Inc.             Andover             MA      NE      BIF         NASDAQ   05/08/86   25.875    110.35
ASBI     Ameriana Bancorp                  New Castle          IN      MW      SAIF        NASDAQ   03/02/87   14.750     48.72
ASBP     ASB Financial Corp.               Portsmouth          OH      MW      SAIF        NASDAQ   05/11/95   14.500     24.85
ASFC     Astoria Financial Corporation     Lake Success        NY      MA      SAIF        NASDAQ   11/18/93   32.750    704.50
AVND     Avondale Financial Corp.          Chicago             IL      MW      SAIF        NASDAQ   04/07/95   14.969     53.93
BANC     BankAtlantic Bancorp, Inc.        Fort Lauderdale     FL      SE      SAIF        NASDAQ   11/29/83   13.625    202.29
BDJI     First Federal Bancorporation      Bemidji             MN      MW      SAIF        NASDAQ   04/04/95   16.000     12.45
BFSB     Bedford Bancshares, Inc.          Bedford             VA      SE      SAIF        NASDAQ   08/22/94   18.000     20.90
BFSI     BFS Bankorp, Inc.                 New York            NY      MA      SAIF        NASDAQ   05/12/88   51.000     83.41
BKC      American Bank of Connecticut      Waterbury           CT      NE      BIF         AMSE     12/01/81   27.125     62.03
BKCO     Bankers Corp.                     Perth Amboy         NJ      MA      BIF         NASDAQ   03/16/90   19.375    239.83
BKCT     Bancorp Connecticut, Inc.         Southington         CT      NE      BIF         NASDAQ   07/03/86   23.750     63.24
BSBC     Branford Savings Bank             Branford            CT      NE      BIF         NASDAQ   11/04/86    3.375     17.48
BVFS     Bay View Capital Corp.            San Mateo           CA      WE      SAIF        NASDAQ   05/09/86   35.375    234.90
CAFI     Camco Financial Corporation       Cambridge           OH      MW      SAIF        NASDAQ         NA   17.500     36.32
CAPS     Capital Savings Bancorp, Inc.     Jefferson City      MO      MW      SAIF        NASDAQ   12/29/93   22.500     21.74
CASH     First Midwest Financial, Inc.     Storm Lake          IA      MW      SAIF        NASDAQ   09/20/93   23.250     45.24
CBCI     Calumet Bancorp, Inc.             Dolton              IL      MW      SAIF        NASDAQ   02/20/92   27.875     66.24
CBCO     CB Bancorp, Inc.                  Michigan City       IN      MW      SAIF        NASDAQ   12/28/92   22.750     26.74
CBIN     Community Bank Shares             New Albany          IN      MW      SAIF        NASDAQ   04/10/95   12.250     24.30
CBNH     Community Bankshares, Inc.        Concord             NH      NE      BIF         NASDAQ   05/08/86   19.000     46.16
CBSA     Coastal Bancorp, Inc.             Houston             TX      SW      SAIF        NASDAQ         NA   22.625    112.31
CEBK     Central Co-Operative Bank         Somerville          MA      NE      BIF         NASDAQ   10/24/86   14.875     29.23
CENF     CENFED Financial Corp.            Pasadena            CA      WE      SAIF        NASDAQ   10/25/91   27.125    136.72
CFB      Commercial Federal Corpora        Omaha               NE      MW      SAIF        NYSE     12/31/84   43.375    620.18
CFCP     Coastal Financial Corp.           Myrtle Beach        SC      SE      SAIF        NASDAQ   09/26/90   20.250     69.59
CFFC     Community Financial Corp.         Staunton            VA      SE      SAIF        NASDAQ   03/30/88   21.500     27.35
CFHC     California Financial Holding      Stockton            CA      WE      SAIF        NASDAQ   04/01/83   23.375    110.35
CFSB     CFSB Bancorp, Inc.                Lansing             MI      MW      SAIF        NASDAQ   06/22/90   18.000     86.86
CFX      CFX Corporation                   Keene               NH      NE      BIF         AMSE     02/12/87   14.625    179.26
CIBI     Community Investors Bancorp       Bucyrus             OH      MW      SAIF        NASDAQ   02/07/95   17.000     11.33
CMRN     Cameron Financial Corp            Cameron             MO      MW      SAIF        NASDAQ   04/03/95   15.000     42.75
CMSV     Community Savings, MHC            North Palm Beach    FL      SE      SAIF        NASDAQ   10/24/94   17.125     83.59
CNIT     CENIT Bancorp, Inc.               Norfolk             VA      SE      SAIF        NASDAQ   08/06/92   39.500     63.73
CNSK     Covenant Bank for Savings         Haddonfield         NJ      MA      BIF         NASDAQ         NA   13.500     25.85
COFD     Collective Bancorp, Inc.          Egg Harbor City     NJ      MA      SAIF        NASDAQ   02/07/84   29.875    608.61
COFI     Charter One Financial             Cleveland           OH      MW      SAIF        NASDAQ   01/22/88   41.500 1 ,940.74
CSA      Coast Savings Financial           Los Angeles         CA      WE      SAIF        NYSE     12/23/85   31.625    587.71
CTBK     Center Banks Incorporated         Skaneateles         NY      MA      BIF         NASDAQ   06/02/86   14.188     13.42
CTZN     CitFed Bancorp, Inc.              Dayton              OH      MW      SAIF        NASDAQ   01/23/92   43.250    246.15
CVAL     Chester Valley Bancorp Inc.       Downingtown         PA      MA      SAIF        NASDAQ   03/27/87   20.000     32.96
DIBK     Dime Financial Corp.              Wallingford         CT      NE      BIF         NASDAQ   07/09/86   17.500     89.28
DME      Dime Bancorp, Inc.                New York            NY      MA      BIF         NYSE     08/19/86   14.875 1 ,581.34
DNFC     D & N Financial Corp.             Hancock             MI      MW      SAIF        NASDAQ   02/13/85   14.000    106.22
DSL      Downey Financial Corp.            Newport Beach       CA      WE      SAIF        NYSE     01/01/71   25.750    437.05
EBCP     Eastern Bancorp                   Dover               NH      NE      SAIF        NASDAQ   11/17/83   20.500     75.35
EBSI     Eagle Bancshares                  Tucker              GA      SE      SAIF        NASDAQ   04/01/86   15.000     68.28
EFBI     Enterprise Federal Bancorp        West Chester        OH      MW      SAIF        NASDAQ   10/17/94   14.750     30.52
EGFC     Eagle Financial Corp.             Bristol             CT      NE      SAIF        NASDAQ   02/03/87   27.000    122.42
EIRE     Emerald Isle Bancorp, Inc.        Quincy              MA      NE      BIF         NASDAQ   09/08/86   15.750     27.81
EQSB     Equitable Federal Savings Bank    Wheaton             MD      MA      SAIF        NASDAQ   09/10/93   26.250     15.75


SOURCE: SNL F&C CALCULATIONS            1

FERGUSON & CO., LLP         EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                                                               Deposit                        Current   Current
                                                                               Insurance                        Stock    Market
                                                                               Agency                           Price     Value
Ticker   Short Name                        City                State   Region  (BIF/SAIF)  Exchange IPO Date     ($)      ($M)
ETFS     East Texas Financial Service      Tyler               TX      SW      SAIF        NASDAQ   01/10/95   14.750     15.89
FBBC     First Bell Bancorp, Inc.          Pittsburgh          PA      MA      SAIF        NASDAQ   06/29/95   15.250    118.31
FBCI     Fidelity Bancorp, Inc.            Chicago             IL      MW      SAIF        NASDAQ   12/15/93   16.500     48.36
FBHC     Fort Bend Holding Corp.           Rosenberg           TX      SW      SAIF        NASDAQ   06/30/93   18.750     15.36
FBSI     First Bancshares, Inc.            Mountain Grove      MO      MW      SAIF        NASDAQ   12/22/93   15.500     19.66
FCBF     FCB Financial Corp.               Neenah              WI      MW      SAIF        NASDAQ   09/24/93   18.250     44.89
FCIT     First Citizens Financial Corp.    Gaithersburg        MD      MA      SAIF        NASDAQ   12/17/86   19.000     55.62
FESX     First Essex Bancorp, Inc.         Andover             MA      NE      BIF         NASDAQ   08/04/87   11.875     71.80
FFBI     First Financial Bancorp, Inc.     Belvidere           IL      MW      SAIF        NASDAQ   10/04/93   15.500      7.14
FFBS     FFBS BanCorp, Inc.                Columbus            MS      SE      SAIF        NASDAQ   07/01/93   21.500     33.80
FFBZ     First Federal Bancorp, Inc        Zanesville          OH      MW      SAIF        NASDAQ   07/13/92   27.500     21.58
FFCH     First Financial Holdings Inc.     Charleston          SC      SE      SAIF        NASDAQ   11/10/83   19.500    124.39
FFED     Fidelity Federal Bancorp          Evansville          IN      MW      SAIF        NASDAQ   08/31/87   11.000     27.45
FFES     First Federal of East Hartford    East Hartford       CT      NE      SAIF        NASDAQ   06/23/87   19.563     51.15
FFFC     FFVA Financial Corp.              Lynchburg           VA      SE      SAIF        NASDAQ   10/12/94   17.750     90.72
FFFG     F.F.O. Financial Group, In        St. Cloud           FL      SE      SAIF        NASDAQ   10/13/88    2.750     23.18
FFFL     Fidelity FSB of Florida, MHC      West Palm Beach     FL      SE      SAIF        NASDAQ   01/07/94   15.750    105.84
FFHC     First Financial Corp.             Stevens Point       WI      MW      SAIF        NASDAQ   12/24/80   26.750    800.23
FFHH     FSF Financial Corp.               Hutchinson          MN      MW      SAIF        NASDAQ   10/07/94   13.875     45.84
FFHS     First Franklin Corporation        Cincinnati          OH      MW      SAIF        NASDAQ   01/26/88   14.250     16.61
FFKY     First Federal Financial Corp.     Elizabethtown       KY      MW      SAIF        NASDAQ   07/15/87   20.750     87.33
FFLC     FFLC Bancorp, Inc.                Leesburg            FL      SE      SAIF        NASDAQ   01/04/94   19.000     47.98
FFPB     First Palm Beach Bancorp, Inc.    West Palm Beach     FL      SE      SAIF        NASDAQ   09/29/93   23.063    117.46
FFSL     First Independence Corp.          Independence        KS      MW      SAIF        NASDAQ   10/08/93   20.000     11.67
FFSW     FirstFederal Financial Svcs       Wooster             OH      MW      SAIF        NASDAQ   03/31/87   31.750    114.84
FFSX     First Fed SB of Siouxland, MHC    Sioux City          IA      MW      SAIF        NASDAQ   07/13/92   25.375     43.32
FFWC     FFW Corp.                         Wabash              IN      MW      SAIF        NASDAQ   04/05/93   20.250     14.40
FFWD     Wood Bancorp, Inc.                Bowling Green       OH      MW      SAIF        NASDAQ   08/31/93   16.250     24.34
FFWM     First Financial-W. Maryland       Cumberland          MD      MA      SAIF        NASDAQ   02/11/92   28.000     60.95
FFYF     FFY Financial Corp.               Youngstown          OH      MW      SAIF        NASDAQ   06/28/93   24.500    124.49
FGHC     First Georgia Holding, Inc.       Brunswick           GA      SE      SAIF        NASDAQ   02/11/87    6.750     13.66
FIBC     Financial Bancorp, Inc.           Long Island City    NY      MA      SAIF        NASDAQ   08/17/94   14.750     26.41
FISB     First Indiana Corporation         Indianapolis        IN      MW      SAIF        NASDAQ   08/02/83   24.375    202.18
FKFS     First Keystone Financial          Media               PA      MA      SAIF        NASDAQ   01/26/95   19.250     24.88
FLAG     FLAG Financial Corp.              LaGrange            GA      SE      SAIF        NASDAQ   12/11/86   10.750     21.88
FLFC     First Liberty Financial Corp      Macon               GA      SE      SAIF        NASDAQ   12/06/83   18.000    108.13
FMCO     FMS Financial Corporation         Burlington          NJ      MA      SAIF        NASDAQ   12/14/88   16.000     39.48
FMSB     First Mutual Savings Bank         Bellevue            WA      WE      BIF         NASDAQ   12/17/85   14.625     29.00
FNGB     First Northern Capital Corp.      Green Bay           WI      MW      SAIF        NASDAQ   12/29/83   17.750     77.78
FOBC     Fed One Bancorp                   Wheeling            WV      SE      SAIF        NASDAQ   01/19/95   15.375     38.33
FRC      First Republic Bancorp            San Francisco       CA      WE      BIF         NYSE           NA   16.625    122.38
FSBC     First Savings Bank, FSB           Clovis              NM      SW      SAIF        NASDAQ   08/08/86    5.750      4.21
FSBI     Fidelity Bancorp, Inc.            Pittsburgh          PA      MA      SAIF        NASDAQ   06/24/88   20.500     28.07
FSFC     First Southeast Financial Corp.   Anderson            SC      SE      SAIF        NASDAQ   10/08/93    9.500     41.69
FSLA     First Savings Bank, MHC           Edison              NJ      MA      SAIF        NASDAQ   07/10/92   17.000    110.70
FSNJ     First Savings Bk of NJ, MHC       Bayonne             NJ      MA      SAIF        NASDAQ   01/09/95   16.750     51.29
FSPG     First Home Bancorp, Inc.          Pennsville          NJ      MA      SAIF        NASDAQ   04/20/87   18.000     36.54
FTFC     First Federal Capital Corp.       La Crosse           WI      MW      SAIF        NASDAQ   11/02/89   23.500    145.50
FTSB     Fort Thomas Financial Corp.       Fort Thomas         KY      MW      SAIF        NASDAQ   06/28/95   13.750     21.64
GBCI     Glacier Bancorp, Inc.             Kalispell           MT      WE      SAIF        NASDAQ   03/30/84   25.250     84.87
GDW      Golden West Financial             Oakland             CA      WE      SAIF        NYSE     05/29/59   61.125  3,507.10
GFCO     Glenway Financial Corp.           Cincinnati          OH      MW      SAIF        NASDAQ   11/30/90   18.250     20.64
GFSB     GFS Bancorp, Inc.                 Grinnell            IA      MW      SAIF        NASDAQ   01/06/94   20.250     10.32
GLBK     Glendale Co-Operative Bank        Everett             MA      NE      BIF         NASDAQ   01/10/94   17.250      4.27
GPT      GreenPoint Financial Corp.        Flushing            NY      MA      BIF         NYSE     01/28/94   43.875  2,090.91
GROV     Grove Bank                        Chestnut Hill       MA      NE      BIF         NASDAQ   08/07/86   34.500     53.21

SOURCE: SNL & F&C CALCULATIONS          2

FERGUSON & CO., LLP         EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                                                               Deposit                        Current   Current
                                                                               Insurance                        Stock    Market
                                                                               Agency                           Price     Value
Ticker   Short Name                        City                State   Region  (BIF/SAIF)  Exchange IPO Date     ($)      ($M)
GRTR     Greater New York Savings Bank     New York            NY      MA      BIF         NASDAQ   06/17/87   12.563    168.19
GSBC     Great Southern Bancorp, Inc.      Springfield         MO      MW      SAIF        NASDAQ   12/14/89   31.000    136.59
GSLC     Guaranty Financial Corp.          Charlottesville     VA      SE      SAIF        NASDAQ         NA    9.500      8.73
GTFN     Great Financial Corporation       Louisville          KY      MW      SAIF        NASDAQ   03/31/94   29.375    416.65
GUPB     GFSB Bancorp, Inc.                Gallup              NM      SW      SAIF        NASDAQ   06/30/95   13.750     12.39
GWBC     Gateway Bancorp, Inc.             Catlettsburg        KY      MW      SAIF        NASDAQ   01/18/95   14.000     15.85
GWF      Great Western Financial           Chatsworth          CA      WE      SAIF        NYSE           NA   27.625  3,796.55
HALL     Hallmark Capital Corp.            West Allis          WI      MW      SAIF        NASDAQ   01/03/94   17.750     25.09
HARB     Harbor Federal Savings Bk, MHC    Fort Pierce         FL      SE      SAIF        NASDAQ   01/06/94   31.375    154.82
HARL     Harleysville Savings Bank         Harleysville        PA      MA      SAIF        NASDAQ   08/04/87   18.250     23.55
HARS     Harris Savings Bank, MHC          Harrisburg          PA      MA      SAIF        NASDAQ   01/25/94   15.500    173.85
HAVN     Haven Bancorp, Inc.               Woodhaven           NY      MA      SAIF        NASDAQ   09/23/93   27.500    118.80
HBFW     Home Bancorp                      Fort Wayne          IN      MW      SAIF        NASDAQ   03/30/95   17.250     48.17
HBNK     Highland Federal Bank FSB         Burbank             CA      WE      SAIF        NASDAQ         NA   15.125     34.73
HBS      Haywood Bancshares, Inc.          Waynesville         NC      SE      BIF         AMSE     12/18/87   18.625     22.37
HFFC     HF Financial Corp.                Sioux Falls         SD      MW      SAIF        NASDAQ   04/08/92   15.000     45.78
HFGI     Harrington Financial Group        Richmond            IN      MW      SAIF        NASDAQ         NA   10.125     32.97
HHFC     Harvest Home Financial Corp.      Cheviot             OH      MW      SAIF        NASDAQ   10/10/94    9.250      8.65
HIFS     Hingham Instit. for Savings       Hingham             MA      NE      BIF         NASDAQ   12/20/88   16.250     21.08
HMNF     HMN Financial, Inc.               Spring Valley       MN      MW      SAIF        NASDAQ   06/30/94   17.250     80.62
HOMF     Home Federal Bancorp              Seymour             IN      MW      SAIF        NASDAQ   01/23/88   30.500     67.90
HPBC     Home Port Bancorp, Inc.           Nantucket           MA      NE      BIF         NASDAQ   08/25/88   16.125     29.70
HRZB     Horizon Financial Corp.           Bellingham          WA      WE      BIF         NASDAQ   08/01/86   13.375     86.84
HVFD     Haverfield Corporation            Cleveland           OH      MW      SAIF        NASDAQ   03/19/85   18.500     35.27
HZFS     Horizon Financial Svcs Corp.      Oskaloosa           IA      MW      SAIF        NASDAQ   06/30/94   14.750      6.28
IBSF     IBS Financial Corp.               Cherry Hill         NJ      MA      SAIF        NASDAQ   10/13/94   15.750    173.29
IFSB     Independence Federal Savings      Washington          DC      MA      SAIF        NASDAQ   06/06/85    7.500      9.59
IFSL     Indiana Federal Corporation       Valparaiso          IN      MW      SAIF        NASDAQ   02/04/87   20.250     95.91
INBI     Industrial Bancorp                Bellevue            OH      MW      SAIF        NASDAQ   08/01/95   12.625     70.13
IPSW     Ipswich Savings Bank              Ipswich             MA      NE      BIF         NASDAQ   05/26/93   11.250     13.31
IROQ     Iroquois Bancorp, Inc.            Auburn              NY      MA      BIF         NASDAQ   01/22/86   16.250     37.89
ISBF     ISB Financial Corporation         New Iberia          LA      SW      SAIF        NASDAQ   04/07/95   16.375    115.46
IWBK     InterWest Bancorp, Inc.           Oak Harbor          WA      WE      SAIF        NASDAQ         NA   30.000    236.46
JSBA     Jefferson Savings Bancorp         Ballwin             MO      MW      SAIF        NASDAQ   04/08/93   22.750     95.14
JSBF     JSB Financial, Inc.               Lynbrook            NY      MA      BIF         NASDAQ   06/27/90   36.750    358.84
KNK      Kankakee Bancorp, Inc.            Kankakee            IL      MW      SAIF        AMSE     01/06/93   22.000     31.41
KSAV     KS Bancorp, Inc.                  Kenly               NC      SE      SAIF        NASDAQ   12/30/93   19.625     13.02
KSBK     KSB Bancorp, Inc.                 Kingfield           ME      NE      BIF         NASDAQ   06/24/93   21.250      8.74
LARK     Landmark Bancshares, Inc.         Dodge City          KS      MW      SAIF        NASDAQ   03/28/94   16.500     31.42
LARL     Laurel Capital Group, Inc.        Allison Park        PA      MA      SAIF        NASDAQ   02/20/87   16.000     24.20
LFED     Leeds Federal Savings Bk, MHC     Baltimore           MD      MA      SAIF        NASDAQ   05/02/94   14.250     49.13
LIFB     Life Bancorp, Inc.                Norfolk             VA      SE      SAIF        NASDAQ   10/11/94   17.250    169.86
LISB     Long Island Bancorp, Inc.         Melville            NY      MA      SAIF        NASDAQ   04/18/94   29.375    728.66
LOGN     Logansport Financial Corp.        Logansport          IN      MW      SAIF        NASDAQ   06/14/95   14.250     18.85
LSBI     LSB Financial Corp.               Lafayette           IN      MW      BIF         NASDAQ   02/03/95   17.875     16.40
LSBX     Lawrence Savings Bank             North Andover       MA      NE      BIF         NASDAQ   05/02/86    7.000     29.72
LVSB     Lakeview Financial                West Paterson       NJ      MA      SAIF        NASDAQ   12/22/93   26.750     60.61
MAFB     MAF Bancorp, Inc.                 Clarendon Hills     IL      MW      SAIF        NASDAQ   01/12/90   28.125    290.83
MARN     Marion Capital Holdings           Marion              IN      MW      SAIF        NASDAQ   03/18/93   21.000     38.70
MASB     MASSBANK Corp.                    Reading             MA      NE      BIF         NASDAQ   05/28/86   33.500     90.35
MBB      MSB Bancorp, Inc.                 Goshen              NY      MA      BIF         AMSE     09/03/92   15.500     43.93
MBB      MSB Bancorp, Inc.                 Goshen              NY      MA      BIF         AMSE           NA   15.500     43.93
MBLF     MBLA Financial Corp.              Macon               MO      MW      SAIF        NASDAQ   06/24/93   21.500     29.35
MCBN     Mid-Coast Bancorp, Inc.           Waldoboro           ME      NE      SAIF        NASDAQ   11/02/89   19.000      4.36
MCBS     Mid Continent Bancshares Inc.     El Dorado           KS      MW      SAIF        NASDAQ   06/27/94   19.000     38.60
MDBK     Medford Savings Bank              Medford             MA      NE      BIF         NASDAQ   03/18/86   24.250    109.95

SOURCE: SNL & F&C CALCULATIONS          3

FERGUSON & CO., LLP         EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                                                               Deposit                           Current     Current
                                                                               Insurance                           Stock      Market
                                                                               Agency                              Price       Value
Ticker   Short Name                        City                State   Region  (BIF/SAIF)  Exchange   IPO Date       ($)        ($M)
MERI     Meritrust Federal SB            Thibodaux             LA      SW      SAIF        NASDAQ           NA   31.000       24.00
MFFC     Milton Federal Financial Corp.  West Milton           OH      MW      SAIF        NASDAQ     10/07/94   14.250       32.26
MFLR     Mayflower Co-operative Bank     Middleboro            MA      NE      BIF         NASDAQ     12/23/87   15.250       13.56
MFSL     Maryland Federal Bancorp        Hyattsville           MD      MA      SAIF        NASDAQ     06/02/87   33.500      100.09
MGNL     Magna Bancorp, Inc.             Hattiesburg           MS      SE      SAIF        NASDAQ     03/13/91   20.500      280.91
MIFC     Mid-Iowa Financial Corp.        Newton                IA      MW      SAIF        NASDAQ     10/14/92    6.000       10.10
MIVI     Mississippi View Holding Co.    Little Falls          MN      MW      SAIF        NASDAQ     03/24/95   12.750       11.60
MLBC     ML Bancorp, Inc.                Villanova             PA      MA      SAIF        NASDAQ     08/11/94   14.000      166.17
MORG     Morgan Financial Corp.          Fort Morgan           CO      SW      SAIF        NASDAQ     01/11/93   11.500        9.59
MSBF     MSB Financial, Inc.             Marshall              MI      MW      SAIF        NASDAQ     02/06/95   19.250       12.62
MWBI     Midwest Bancshares, Inc.        Burlington            IA      MW      SAIF        NASDAQ     11/12/92   26.500        9.26
MWBX     MetroWest Bank                  Framingham            MA      NE      BIF         NASDAQ     10/10/86    4.250       59.00
MWFD     Midwest Federal Financial       Baraboo               WI      MW      SAIF        NASDAQ     07/08/92   23.250       37.81
NASB     North American Savings Bank     Grandview             MO      MW      SAIF        NASDAQ     09/27/85   31.250       70.87
NEBC     Northeast Bancorp               Portland              ME      NE      BIF         NASDAQ     08/19/87   13.000       15.99
NEIB     Northeast Indiana Bancorp       Huntington            IN      MW      SAIF        NASDAQ     06/28/95   13.000       25.45
NFSL     Newnan Holdings, Inc.           Newnan                GA      SE      SAIF        NASDAQ     03/01/86   24.500       35.76
NHTB     New Hampshire Thrift Bncshrs    New London            NH      NE      SAIF        NASDAQ     05/22/86   12.000       20.38
NMSB     NewMil Bancorp, Inc.            New Milford           CT      NE      BIF         NASDAQ     02/01/86    7.750       31.54
NSLB     NS&L Bancorp, Inc.              Neosho                MO      MW      SAIF        NASDAQ     06/08/95   13.000        9.87
NSSB     Norwich Financial Corp.         Norwich               CT      NE      BIF         NASDAQ     11/14/86   18.625      100.43
NSSY     Norwalk Savings Society         Norwalk               CT      NE      BIF         NASDAQ     06/16/94   23.000       54.85
NTMG     Nutmeg Federal S&LA             Danbury               CT      NE      SAIF        NASDAQ           NA    7.375        5.24
NWEQ     Northwest Equity Corp.          Amery                 WI      MW      SAIF        NASDAQ     10/11/94   12.000       11.34
NWSB     Northwest Savings Bank, MHC     Warren                PA      MA      SAIF        NASDAQ     11/07/94   13.000      303.89
NYB      New York Bancorp Inc.           Douglaston            NY      MA      SAIF        NYSE       01/28/88   33.375      383.54
OFCP     Ottawa Financial Corp.          Holland               MI      MW      SAIF        NASDAQ     08/19/94   16.375       84.81
OHSL     OHSL Financial Corp.            Cincinnati            OH      MW      SAIF        NASDAQ     02/10/93   19.500       23.74
PALM     Palfed, Inc.                    Aiken                 SC      SE      SAIF        NASDAQ     12/15/85   13.375       69.89
PBCI     Pamrapo Bancorp, Inc.           Bayonne               NJ      MA      SAIF        NASDAQ     11/14/89   19.000       62.34
PBCT     People's Bank, MHC              Bridgeport            CT      NE      BIF         NASDAQ     07/06/88   24.875    1,007.82
PBKB     People's Bancshares, Inc.       South Easton          MA      NE      BIF         NASDAQ     10/23/86   11.250       37.88
PBNB     People's Savings Financial Cp.  New Britain           CT      NE      BIF         NASDAQ     08/20/86   27.750       52.74
PCBC     Perry County Financial Corp.    Perryville            MO      MW      SAIF        NASDAQ     02/13/95   17.250       14.77
PCCI     Pacific Crest Capital           Agoura Hills          CA      WE      BIF         NASDAQ           NA    9.500       28.12
PFDC     Peoples Bancorp                 Auburn                IN      MW      SAIF        NASDAQ     07/07/87   19.500       45.74
PFNC     Progress Financial Corporation  Blue Bell             PA      MA      SAIF        NASDAQ     07/18/83    7.625       28.44
PFSB     PennFed Financial Services,Inc  West Orange           NJ      MA      SAIF        NASDAQ     07/15/94   18.875       91.05
PFSL     Pocahontas FS&LA, MHC           Pocahontas            AR      SE      SAIF        NASDAQ     04/05/94   15.250       24.77
PKPS     Poughkeepsie Savings Bank,FSB   Poughkeepsie          NY      MA      SAIF        NASDAQ     11/19/85    5.000       62.75
PLE      Pinnacle Bank                   Jasper                AL      SE      SAIF        AMSE       12/17/86   17.375       15.46
POBS     Portsmouth Bank Shares          Portsmouth            NH      NE      BIF         NASDAQ     02/09/88   12.875       73.86
PSAB     Prime Bancorp, Inc.             Philadelphia          PA      MA      SAIF        NASDAQ     11/21/88   18.750       69.84
PSBK     Progressive Bank, Inc.          Fishkill              NY      MA      BIF         NASDAQ     08/01/84   32.000       84.70
PTRS     Potters Financial Corp.         East Liverpool        OH      MW      SAIF        NASDAQ     12/31/93   18.500        9.36
PULB     Pulaski Bank, Savings Bk, MHC   St. Louis             MO      MW      SAIF        NASDAQ     05/11/94   14.375       30.10
PULS     Pulse Bancorp                   South River           NJ      MA      SAIF        NASDAQ     09/18/86   16.875       51.46
PVFC     PVF Capital Corp.               Bedford Heights       OH      MW      SAIF        NASDAQ     12/30/92   14.500       33.69
PVSA     Parkvale Financial Corporation  Monroeville           PA      MA      SAIF        NASDAQ     07/16/87   24.250       98.01
PWBC     PennFirst Bancorp, Inc.         Ellwood City          PA      MA      SAIF        NASDAQ     06/13/90   14.000       55.07
QCBC     Quaker City Bancorp, Inc.       Whittier              CA      WE      SAIF        NASDAQ     12/30/93   16.875       64.35
QCSB     Queens County Bancorp, Inc.     Flushing              NY      MA      BIF         NASDAQ     11/23/93   43.125      330.77
RARB     Raritan Bancorp Inc.            Raritan               NJ      MA      BIF         NASDAQ     03/01/87   21.500       32.92
RCSB     RCSB Financial, Inc.            Rochester             NY      MA      BIF         NASDAQ     04/29/86   27.875      428.88
RELY     Reliance Bancorp, Inc.          Garden City           NY      MA      SAIF        NASDAQ     03/31/94   18.250      162.64
RFED     Roosevelt Financial Group       Chesterfield          MO      MW      SAIF        NASDAQ     01/23/87   17.500      737.76

SOURCE: SNL & F&C CALCULATIONS         4

FERGUSON & CO., LLP         EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                                                            Deposit                         Current   Current
                                                                            Insurance                        Stock     Market
                                                                            Agency                           Price      Value
Ticker   Short Name                      City                State  Region  (BIF/SAIF) Exchange IPO Date       ($)       ($M)
ROSE     TR Financial Corp.              Garden City         NY     MA      BIF        NASDAQ   06/29/93    30.875     276.55
RVSB     Riverview Savings Bank, MHC     Camas               WA     WE      SAIF       NASDAQ   10/26/93    16.250      35.68
SBCN     Suburban Bancorporation, Inc.   Cincinnati          OH     MW      SAIF       NASDAQ   09/30/93    15.750      23.23
SCCB     S. Carolina Community Bancshre  Winnsboro           SC     SE      SAIF       NASDAQ   07/07/94    15.000      11.03
SECP     Security Capital Corporation    Milwaukee           WI     MW      SAIF       NASDAQ   01/03/94    66.250     617.08
SFB      Standard Federal Bancorp        Troy                MI     MW      SAIF       NYSE     01/21/87    48.875   1,524.53
SFED     SFS Bancorp, Inc.               Schenectady         NY     MA      SAIF       NASDAQ   06/30/95    16.000      21.43
SFFC     StateFed Financial Corporation  Des Moines          IA     MW      SAIF       NASDAQ   01/05/94    16.500      13.42
SFSB     SuburbFed Financial Corp.       Flossmoor           IL     MW      SAIF       NASDAQ   03/04/92    18.750      23.48
SFSL     Security First Corp.            Mayfield Heights    OH     MW      SAIF       NASDAQ   01/22/88    16.500      81.34
SHEN     First Shenango Bancorp, Inc     New Castle          PA     MA      SAIF       NASDAQ   04/06/93    20.875      47.41
SISB     SIS Bancorp, Inc.               Springfield         MA     NE      BIF        NASDAQ   02/08/95    22.500     128.76
SMBC     Southern Missouri Bancorp,      Poplar Bluff        MO     MW      SAIF       NASDAQ   04/13/94    14.125      24.03
SMFC     Sho-Me Financial Corp.          Mt. Vernon          MO     MW      SAIF       NASDAQ   07/01/94    20.250      33.33
SOPN     First Savings Bancorp, Inc.     Southern Pines      NC     SE      SAIF       NASDAQ   01/06/94    17.750      66.46
SOSA     Somerset Savings Bank           Somerville          MA     NE      BIF        NASDAQ   07/09/86     2.000      33.30
SPBC     St. Paul Bancorp, Inc.          Chicago             IL     MW      SAIF       NASDAQ   05/18/87    25.813     466.75
SSBK     Strongsville Savings Bank       Strongsville        OH     MW      SAIF       NASDAQ         NA    22.250      56.31
STFR     St. Francis Capital Corp.       Milwaukee           WI     MW      SAIF       NASDAQ   06/21/93    25.500     142.46
STND     Standard Financial, Inc.        Chicago             IL     MW      SAIF       NASDAQ   08/01/94    17.875     289.52
STSA     Sterling Financial Corp.        Spokane             WA     WE      SAIF       NASDAQ         NA    13.750      74.61
SVRN     Sovereign Bancorp, Inc.         Wyomissing          PA     MA      SAIF       NASDAQ   08/12/86    12.000     594.88
SWBI     Southwest Bancshares            Hometown            IL     MW      SAIF       NASDAQ   06/24/92    27.000      47.79
SWCB     Sandwich Co-operative Bank      Sandwich            MA     NE      BIF        NASDAQ   07/25/86    22.250      41.85
TBK      Tolland Bank                    Tolland             CT     NE      BIF        AMSE     12/19/86    11.500      13.31
TCB      TCF Financial Corp.             Minneapolis         MN     MW      SAIF       NYSE     06/17/86    38.500   1,342.50
THRD     TF Financial Corporation        Newtown             PA     MA      SAIF       NASDAQ   07/13/94    15.125      65.00
TRIC     Tri-County Bancorp, Inc.        Torrington          WY     WE      SAIF       NASDAQ   09/30/93    19.000      11.57
TSH      Teche Holding Co.               Franklin            LA     SW      SAIF       AMSE     04/19/95    13.125      50.12
TWIN     Twin City Bancorp               Bristol             TN     SE      SAIF       NASDAQ   01/04/95    18.000      16.14
UBMT     United Financial Corp.          Great Falls         MT     WE      SAIF       NASDAQ   09/23/86    18.875      23.09
UFRM     United Federal Savings Bank     Rocky Mount         NC     SE      SAIF       NASDAQ   07/01/80     7.688      23.56
VFFC     Virginia First Financial Corp.  Petersburg          VA     SE      SAIF       NASDAQ   01/01/78    13.500      77.50
WAMU     Washington Mutual Inc.          Seattle             WA     WE      BIF        NASDAQ   03/11/83    39.125   2,823.05
WAYN     Wayne Savings & Loan Co. MHC    Wooster             OH     MW      SAIF       NASDAQ   06/25/93    19.250      28.79
WBST     Webster Financial Corporation   Waterbury           CT     NE      SAIF       NASDAQ   12/12/86    35.500     287.85
WCBI     Westco Bancorp                  Westchester         IL     MW      SAIF       NASDAQ   06/26/92    21.500      55.92
WEFC     Wells Financial Corp.           Wells               MN     MW      SAIF       NASDAQ   04/11/95    13.000      27.02
WFCO     Winton Financial Corp.          Cincinnati          OH     MW      SAIF       NASDAQ   08/04/88    11.250      22.34
WFSL     Washington Federal, Inc.        Seattle             WA     WE      SAIF       NASDAQ   11/17/82    24.500   1,016.95
WRNB     Warren Bancorp, Inc.            Peabody             MA     NE      BIF        NASDAQ   07/09/86    13.250      48.41
WSB      Washington Savings Bank, FSB    Waldorf             MD     MA      SAIF       AMSE           NA     5.000      21.10
WSFS     WSFS Financial Corporation      Wilmington          DE     MA      BIF        NASDAQ   11/26/86     8.875     122.76
WSTR     WesterFed Financial Corp.       Missoula            MT     WE      SAIF       NASDAQ   01/10/94    17.250      75.82
WVFC     WVS Financial Corporation       Pittsburgh          PA     MA      SAIF       NASDAQ   11/29/93    22.500      39.08
YFED     York Financial Corp.            York                PA     MA      SAIF       NASDAQ   02/01/84    18.750     114.14

Maximum                                                                                                     66.250   3,796.55
Minimum                                                                                                      2.000       4.21
Average                                                                                                     19.876     168.18
Median                                                                                                      18.000      48.39

SOURCE: SNL & F&C CALCULATIONS            8

FERGUSON & CO., LLP       EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                                                              Tangible          ROAA    ROACE
           Price/     Current  Current          Current      Total   Equity/  Equity/     Core  Before  Before
           LTM        Price/   Price/T  Price/  Dividend    Assets   Assets   T Assets    EPS   Extra   Extra   Merger   Current
           Core EPS   B Value  B Value  Assets  Yield       ($000)      (%)      (%)      ($)    (%)     (%)   Target?   Pricing
Ticker          (x)       (%)      (%)    (%)      (%)         MRQ      MRQ      MRQ      LTM    LTM     LTM    (Y/N)       Date
AADV          14.60    120.33   138.27  10.64     1.02     996,245     9.45     8.32     2.14   0.90    9.41      N     10/18/96
ABCW          12.37    142.65   146.44   9.23     1.44   1,822,248     6.47     6.31     2.81   0.90   12.75      N     10/18/96
AFFF           9.29    112.14   114.58   7.67     5.52   2,274,053     7.09     6.95     3.12   0.89   13.53      N     10/18/96
ALBK          12.56    114.73   129.66  10.26     1.75   3,509,729     8.95     8.00     2.19   0.76    7.71      N     10/18/96
AMFB          10.98    183.30   198.90  14.24     2.22   1,382,171     7.76     7.20     1.64   1.42   17.60      N     10/18/96
ANDB           9.08    119.13   119.13   9.20     2.32   1,198,787     7.73     7.73     2.85   1.06   13.78      N     10/18/96
ASBI          15.36    109.18   109.34  12.12     3.80     402,051    11.10    11.08     0.96   0.92    7.38      N     10/18/96
ASBP          21.01     91.02    91.02  22.00     2.76     112,988    22.70    22.70     0.69   1.01    4.30      N     10/18/96
ASFC          13.82    124.43   151.90   9.70     1.34   7,266,185     7.79     6.47     2.37   0.51    6.03      N     10/18/96
AVND          22.34     91.67    91.67   9.10      -       592,771     9.93     9.93     0.67   0.62    5.82      N     10/18/96
BANC          14.34    143.57   154.65  10.30     1.07   1,975,287     7.17     6.69     0.95   1.12   14.72      N     10/18/96
BDJI          18.18     89.49    89.49  11.87      -       104,969    13.26    13.26     0.88   0.70    4.74      N     10/18/96
BFSB          13.64    106.13   106.13  17.16     2.44     121,783    15.22    15.22     1.32   1.29    7.96      N     10/18/96
BFSI           8.85    171.54   171.54  13.42      -       621,324     7.83     7.83     5.76   1.84   24.09      N     10/18/96
BKC           17.28    137.69   144.90  11.67     5.01     531,638     8.48     8.09     1.57   1.24   13.70      N     10/18/96
BKCO          11.20    130.03   132.71  10.88     3.30   2,208,543     8.37     8.21     1.73   1.13   11.82      N     10/18/96
BKCT          15.22    147.33   147.33  15.55     3.20     405,761    10.56    10.56     1.56   1.18   10.70      N     10/18/96
BSBC          14.67    141.81   141.81  12.43     2.37     178,121     8.75     8.75     0.23   0.86   10.00      N     10/18/96
BVFS          17.43    121.27   128.50   6.85     1.70   3,428,175     5.65     5.35     2.03   0.00   (0.01)     N     10/18/96
CAFI          11.01    123.85   123.85  10.30     2.63     352,576     8.32     8.32     1.59   1.22   15.13      N     10/18/96
CAPS          11.97    108.43   108.43  10.19     1.60     217,954     9.40     9.40     1.88   0.92    9.26      N     10/18/96
CASH          13.44    105.97   113.47  12.09     1.89     342,095    11.41    10.74     1.73   1.06    8.14      N     10/18/96
CBCI          11.91     83.89    83.89  13.48      -       500,814    16.08    16.08     2.34   1.31    7.85      N     10/18/96
CBCO          10.94    138.38   138.38  13.66     5.71     195,658     9.87     9.87     2.08   1.38   14.66      N     10/18/96
CBIN          13.17     94.23    94.23  10.41     2.78     233,347    11.05    11.05     0.93   0.88    7.36      N     10/18/96
CBNH          13.29    121.87   121.87   8.42     3.16     546,725     6.94     6.94     1.43   0.81   11.11      N     10/18/96
CBSA          10.24    125.42   152.25   3.93     1.77   2,859,448     3.17     2.63     2.21   0.24    7.11      N     10/18/96
CEBK          18.59     93.32   106.55   9.16      -       319,162     9.82     8.70     0.80   0.46    4.69      N     10/18/96
CENF          16.64    127.53   127.83   6.36     1.33   2,148,344     4.99     4.98     1.63   0.57   11.69      N     10/18/96
CFB           11.75    158.36   175.68   9.91     0.92   6,607,670     6.25     5.67     3.69   0.84   14.74      N     10/18/96
CFCP          18.58    251.87   251.87  15.37     2.17     452,809     6.10     6.10     1.09   1.04   17.09      N     10/18/96
CFFC          13.27    122.65   122.65  17.22     2.42     158,835    14.04    14.04     1.62   1.31    9.68      N     10/18/96
CFHC          13.91    127.59   127.94   8.24     1.88   1,339,378     6.46     6.44     1.68   0.37    5.47      N     10/18/96
CFSB          13.24    135.85   135.85  11.17     2.67     791,610     8.22     8.22     1.36   0.96   11.70      N     10/18/96
CFX           12.94    138.63   149.54  11.79     5.47   1,520,677     8.51     7.94     1.13   0.70    7.44      N     10/18/96
CIBI          13.49     98.61    98.61  12.34     2.35      91,787    12.51    12.51     1.26   1.05    7.44      N     10/18/96
CMRN          15.31     92.25    92.25  24.32     1.87     175,841    26.35    26.35     0.98   1.60    5.77      N     10/18/96
CMSV          15.57    111.35   111.35  13.35     4.67     626,045    11.99    11.99     1.10   0.88    7.10      N     10/18/96
CNIT          19.08    133.54   138.50   9.72     2.53     655,771     7.28     7.03     2.07   0.48    6.76      N     10/18/96
CNSK          16.88    156.07   156.07   7.46      -       354,822     6.93     6.93     0.80   0.76   11.83      N     10/18/96
COFD          10.90    167.18   178.57  11.59     3.35   5,252,483     6.93     6.52     2.74   0.89   12.81      N     10/18/96
COFI          12.69    213.04       NA  14.04     2.22   3,826,085     6.59       NA     3.27   0.19    2.92      N     10/18/96
CSA           16.05    136.73   138.89   7.04      -     8,350,710     5.15     5.07     1.97   0.49    9.90      N     10/18/96
CTBK          10.83     86.46    86.46   6.08     2.82     220,373     7.03     7.03     1.31   0.57    8.12      N     10/18/96
CTZN          15.78    140.42   161.08   9.25     1.11   2,661,006     6.59     5.79     2.74   0.71   10.20      N     10/18/96
CVAL          14.29    128.95   128.95  12.08     2.10     272,932     9.37     9.37     1.40   0.91    9.88      N     10/18/96
DIBK           7.61    157.94   165.56  12.96     1.83     688,993     8.20     7.86     2.30   1.64   21.02      N     10/18/96
DME           15.82    159.43   160.98   8.09      -     9,544,289     5.08     5.03     0.94   0.38    7.94      N     10/18/96
DNFC           9.21    137.80   139.72   7.54      -     1,408,131     5.55     5.48     1.52   0.71   12.54      N     10/18/96
DSL           13.34    113.94   115.89   8.82     1.86   4,954,337     7.74     7.62     1.93   0.43    5.28      N     10/18/96
EBCP          17.98    115.36   122.17   8.91     2.73     840,534     7.72     7.32     1.14   0.74    9.85      N     10/18/96
EBSI          10.34    119.33   119.33  10.99     4.00     621,474     9.21     9.21     1.45   0.93   11.91      N     10/18/96
EFBI          22.69     96.85    97.04  14.31      -       213,876    14.77    14.75     0.65   0.92    5.39      N     10/18/96
EGFC          15.08    119.15   163.14   8.70     3.41   1,402,417     7.30     5.44     1.79   1.27   17.56      N     10/18/96
EIRE          11.93    105.63   105.63   7.02     1.78     372,978     6.64     6.64     1.32   0.61    9.15      N     10/18/96
EQSB           8.39    111.04   111.04   5.88      -       267,776     5.30     5.30     3.13   0.78   14.98      N     10/18/96

SOURCE: SNL & F&C CALCULATIONS             6

FERGUSON & CO., LLP        EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                                                                Tangible         ROAA    ROACE
           Price/    Current  Current          Current       Total    Equity/   Equity/   Core   Before  Before
           LTM       Price/   Price/T  Price/  Dividend     Assets    Assets    T Assets  EPS    Extra    Extra   Merger   Current
           Core EPS  B Value  B Value  Assets  Yield        ($000)       (%)       (%)     ($)     (%)     (%)   Target?   Pricing
Ticker          (x)     (%)       (%)     (%)      (%)         MRQ       MRQ       MRQ     LTM     LTM     LTM    (Y/N)       Date
ETFS          19.41   76.66     76.66   14.50     1.36     115,339     18.91      18.91   0.76    0.81    4.17      N     10/18/96
FBBC          13.99  107.09    107.09   21.82     2.62     570,649     20.37      20.37   1.09    1.62    7.34      N     10/18/96
FBCI          16.84   97.12     97.46   10.58     1.46     456,896     10.90      10.87   0.98    0.74    5.68      N     10/18/96
FBHC          11.94   85.30     85.30    6.03     1.49     254,739      7.07       7.07   1.57    0.70    9.62      N     10/18/96
FBSI          16.49   82.89     83.02   13.69     1.29     143,671     16.52      16.49   0.94    0.85    4.90      N     10/18/96
FCBF          16.74   96.20     96.20   16.93     3.95     265,172     17.59      17.59   1.09    1.09    5.71      N     10/18/96
FCIT          17.12  139.40    139.40    8.58      -       645,824      6.15       6.15   1.11    0.71   11.59      N     10/18/96
FESX          10.80  115.18    115.18    8.52     4.04     842,903      7.40       7.40   1.10    0.99   13.34      N     10/18/96
FFBI          14.90   91.72     91.72    7.64      -        94,486      8.33       8.33   1.04    0.68    6.79      N     10/18/96
FFBS          19.72  129.52    129.52   26.99     2.33     125,228     19.68      19.68   1.09    1.37    6.88      N     10/18/96
FFBZ          12.06  163.30    163.50   12.14     1.60     177,778      7.89       7.88   2.28    1.14   15.12      N     10/18/96
FFCH          10.96  127.79    127.79    8.16     3.28   1,523,224      6.39       6.39   1.78    0.78   11.81      N     10/18/96
FFED          11.00  191.97    191.97   10.47     7.27     262,216      5.45       5.45   1.00    1.18   23.76      N     10/18/96
FFES          10.41   89.13     89.37    5.36     3.07     947,807      6.01       6.00   1.88    0.57    8.65      N     10/18/96
FFFC          14.92  105.15    107.38   17.59     2.25     522,811     15.58      15.31   1.19    1.24    7.51      N     10/18/96
FFFG          13.10  121.15    121.15    7.55      -       307,055      6.22       6.22   0.21    0.50    7.76      N     10/18/96
FFFL          21.28  130.17    131.69   12.96     5.08     816,869      9.86       9.76   0.74    0.67    6.57      N     10/18/96
FFHC          11.10  199.48    206.56   14.30     2.24   5,595,612      7.17       6.94   2.41    1.00   13.78      N     10/18/96
FFHH          24.34   88.89     88.89   14.56     3.60     331,395     14.37      14.37   0.57    0.64    3.79      N     10/18/96
FFHS          13.57   81.85     82.70    7.67     2.25     216,508      9.37       9.28   1.05    0.62    6.56      N     10/18/96
FFKY          17.58  174.81    187.11   24.76     2.31     352,671     14.16      13.36   1.18    1.60   11.28      N     10/18/96
FFLC          17.92   88.04     88.04   14.28     2.11     335,993     16.22      16.22   1.06    0.63    3.72      N     10/18/96
FFPB          12.81  105.17    107.87    8.31     1.73   1,438,024      7.90       7.72   1.80    0.74    8.92      N     10/18/96
FFSL          12.66   89.41     89.41   11.03     2.00     105,771     12.34      12.34   1.58    1.10    8.51      N     10/18/96
FFSW          19.60  210.40    259.40   10.89     1.51   1,044,608      7.93       6.93   1.62    1.12   16.88      N     10/18/96
FFSX          15.19  117.53    118.69    9.76     2.84     443,632      8.31       8.23   1.67    0.70    8.44      N     10/18/96
FFWC           9.88   93.15     93.15    9.57     2.96     150,467     10.27      10.27   2.05    1.09    9.89      N     10/18/96
FFWD          15.78  120.91    120.91   16.64     2.22     146,249     13.76      13.76   1.03    1.19    8.40      N     10/18/96
FFWM          17.50  146.14    146.14   18.93     1.71     321,994     12.95      12.95   1.60    1.11    8.98      N     10/18/96
FFYF          17.38  122.13    122.13   21.63     2.86     575,602     17.71      17.71   1.41    1.20    6.58      N     10/18/96
FGHC          12.50  114.02    128.08    9.48      -       144,022      8.30       7.46   0.54    0.89   10.65      N     10/18/96
FIBC          17.56  101.03    101.58   10.09     2.03     262,497      9.99       9.94   0.84    0.66    5.75      N     10/18/96
FISB          14.34  148.63    150.65   13.72     2.30   1,473,094      9.24       9.12   1.70    1.19   13.57      N     10/18/96
FKFS          14.15  108.57    108.57    8.56      -       290,549      7.89       7.89   1.36    0.56    6.48      N     10/18/96
FLAG          13.61  100.28    100.28    9.57     3.16     228,710      9.55       9.55   0.79    0.87    9.35      N     10/18/96
FLFC          14.75  158.03    186.72   10.90     1.93     991,226      7.66       6.67   1.22    1.03   14.22      N     10/18/96
FMCO           9.82  115.03    117.91    7.62     1.25     517,943      6.63       6.48   1.63    0.83   12.68      N     10/18/96
FMSB          10.52  140.36    140.36    9.29     1.37     386,366      6.62       6.62   1.39    1.03   15.44      N     10/18/96
FNGB          19.51  110.25    110.25   13.45     3.38     580,128     12.20      12.20   0.91    0.78    6.12      N     10/18/96
FOBC          11.65   92.51     97.50   11.22     3.77     341,528     11.68      11.14   1.32    0.70    5.73      N     10/18/96
FRC           14.71  103.65    103.71    5.77      -     2,122,168      5.56       5.56   1.13    0.54    9.52      N     10/18/96
FSBC          13.37   72.06     72.06    3.56      -       112,436      4.94       4.94   0.43    0.34    7.13      N     10/18/96
FSBI          15.19  130.32    130.99    8.85     1.56     317,315      6.79       6.76   1.35    0.65    8.66      N     10/18/96
FSFC          14.62  123.86    123.86   12.77     2.11     326,573     10.31      10.31   0.65    0.26    1.37      N     10/18/96
FSLA          13.82  120.82    138.66   11.50     2.35     962,343      9.52       8.40   1.23    0.85    9.06      N     10/18/96
FSNJ          19.48  104.62    104.62    7.88     2.99     650,650      7.53       7.53   0.86    0.19    2.24      N     10/18/96
FSPG           8.57  118.50    121.46    7.62     2.67     479,314      6.43       6.28   2.10    0.97   14.89      N     10/18/96
FTFC          16.21  153.70    162.97   10.54     2.72   1,389,163      6.86       6.49   1.45    0.97   13.98      N     10/18/96
FTSB          16.77  100.00    100.00   24.35     1.82      88,874     24.35      24.35   0.82    1.33    5.39      N     10/18/96
GBCI          13.87  220.52    220.72   20.78     2.54     408,467      9.42       9.41   1.82    1.59   16.40      N     10/18/96
GDW            8.27  154.47    154.47    9.48     0.62  37,011,423      6.13       6.13   7.39    1.00   15.40      N     10/18/96
GFCO          12.94   77.07     78.77    7.40     3.55     278,809      9.61       9.42   1.41    0.56    5.91      N     10/18/96
GFSB          12.13  103.74    103.74   12.39     1.98      83,305     11.94      11.94   1.67    1.16    9.19      N     10/18/96
GLBK          17.60   72.85     72.85   11.55      -        36,940     15.85      15.85   0.98    0.79    4.97      N     10/18/96
GPT           17.62  129.46    234.50   15.59     1.82  13,410,291     10.58       6.13   2.49    0.82    7.82      N     10/18/96
GROV          11.17  136.90    136.96    8.89     2.09     598,507      6.49       6.49   3.0     0.90   14.20      N     10/18/96

SOURCE: SNL & F&C CALCULATIONS         7

FERGUSON & CO., LLP         EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                                                                  Tangible         R0AA   ROACE
           Price/   Current    Current              Current       Total  Equity/   Equity/   Core  Before Before
             LTM     Price/    Price/T    Price/   Dividend      Assets  Assets    T Asset    EPS  Extra   Extra  Merger  Current
         Core EPS   B Value    B Value    Assets      Yield      ($000)     (%)        (%)    ($)    (%)     (%) Target?   Pricng
Ticker        (x)       (%)        (%)       (%)        (%)         MRQ     MRQ        MRQ    LTM    LTM     LTM   (Y/N)     Date
GRTR       16.32     115.47     115.47     6.62         -     2,540,811    7.90      7.90     0.77  0.73     7.89    N   10/18/96
GSBC       13.60     201.43     204.76    20.44        2.58     668,105   10.15     10.00     2.28  1.75    17.28    N   10/18/96
GSLC       18.63     137.09     137.09     8.48        1.05     102,967    6.19      6.19     0.51  0.68    10.91    N   10/18/96
GTFN       22.60     152.44         NA    14.72        1.63   2,830,684    9.66        NA     1.30  0.71     6.48    N   10/18/96
GUPB       15.80      84.93      84.93    17.81        2.91      73,251   20.97     20.97     0.87  1.23     4.88    N   10/18/96
GWBC       21.21      89.29      89.29    22.22        2.86      71,349   24.89     24.89     0.66  1.05     4.05    N   10/18/96
GWF        23.61     154.85     176.07     8.72        3.62  43,548,593    6.01      5.37     1.17  0.48       NA    N   10/18/96
HALL       14.09      94.82      94.82     6.65         -       377,157    7.16      7.16     1.26  0.60     7.17    N   10/18/96
HARB       14.26     181.99     189.01    15.26        3.83   1,014,013    8.39      8.10     2.20  1.18    13.57    N   10/18/96
HARL       10.20     118.66     118.66     7.89        2.19     298,172    6.65      6.65     1.79  0.81    11.83    N   10/18/96
HARS       20.39     116.37     138.52    11.28        3.74   1,541,717    9.69      8.27     0.76  0.46     3.94    N   10/18/96
HAVN       11.85     126.32     127.08     7.66        2.18   1,550,275    6.07      6.03     2.32  0.74    11.42    N   10/18/96
HBFW       19.60     101.71     101.71    15.76        1.16     315,901   15.50     15.50     0.88  0.84     4.99    N   10/18/96
HBNK       21.01      99.51      99.51     7.87         -       441,245    7.91      7.91     0.72  0.30     4.69    N   10/18/96
HBS        16.93     110.60     115.18    17.04        2.79     131,888   15.41     14.89     1.10  1.02     6.73    N   10/18/96
HFFC       12.30      88.39      88.65     8.24        1.20     555,189    9.33      9.30     1.22  0.85     9.35    N   10/18/96
HFGI       16.60     142.61     142.61     7.88         -       418,196    5.53      5.53     0.61  0.37     9.49    N   10/18/96
HHFC       14.68      67.72      67.72    11.32        4.32      76,399   16.71     16.71     0.63  0.75     4.14    N   10/18/96
HIFS       10.98     112.53         NA    10.91        2.22     193,193    9.70        NA     1.48  1.07    10.64    N   10/18/96
HMNF       15.97      97.29      97.29    15.30         -       554,979   15.72     15.72     1.08  1.11     6.48    N   10/18/96
HOMF       11.17     131.81     136.83    10.78        1.64     630,015    8.18      7.90     2.73  1.23    15.14    N   10/18/96
HPBC        9.77     154.60     154.60    16.46        4.96     180,451   10.65     10.65     1.65  1.79    15.72    N   10/18/96
HRZB       11.94     110.35     110.35    17.87        2.99     493,499   16.20     16.20     1.12  1.54     9.56    N   10/18/96
HVFD       14.23     124.16     124.41    10.55        2.92     334,226    8.50      8.48     1.30  0.71     8.57    N   10/18/96
HZFS       21.69      78.75      78.75     8.99        2.17      73,464   11.42     11.42     0.68  0.53     4.38    N   10/18/96
IBSF       21.00     116.24     116.24    23.14        1.52     748,745   19.91     19.91     0.75  1.05     4.99    N   10/18/96
IFSB       19.23      55.80      64.38     3.79        2.93     252,970    6.80      5.95     0.39  0.43     6.58    N   10/18/96
IFSL       14.06     136.46     146.53    12.90        3.56     742,269    9.47      8.87     1.44  0.91     9.37    N   10/18/96
INBI       15.03     115.61     115.61    21.89        3.17     320,372   18.93     18.93     0.84  0.73     3.31    N   10/18/96
IPSW        9.96     142.59     142.59     8.42        1.78     158,116    5.91      5.91     1.13  1.33    21.98    N   10/18/96
IROQ        9.97     133.86     149.49     8.14        1.97     470,710    7.07      6.48     1.63  0.96    14.40    N   10/18/96
ISBF       15.60      99.24     102.22    16.99        2.08     686,549   17.12     16.71     1.05  1.17     6.04    N   10/18/96
IWBK       14.35     200.80     206.47    13.69        1.73   1,413,926    6.81      6.64     2.09  1.11    15.69    N   10/18/96
JSBA       13.62     104.26     126.81     8.45        1.41   1,125,393    7.31      6.09     1.67  0.63     9.07    N   10/18/96
JSBF       16.12     111.03     111.03    24.21        3.27   1,526,060   21.80     21.80     2.28  1.63     7.45    N   10/18/96
KNK        17.32      88.85      95.61     8.78        1.82     359,171    9.88      9.25     1.27  0.56     5.37    N   10/18/96
KSAV       13.92      94.08      94.17    13.92       12.23      93,536   14.79     14.78     1.41  1.11     6.88    N   10/18/96
KSBK        7.25      96.59     104.32     6.59        0.94     132,533    6.82      6.35     2.93  0.89    13.42    N   10/18/96
LARK       19.64      95.54      95.54    15.75        2.42     200,469   16.49     16.49     0.84  0.93     5.45    N   10/18/96
LARL        9.52     114.78     114.78    12.29        2.75     196,947   10.71     10.71     1.68  1.39    13.29    N   10/18/96
LFED       17.38     111.24     111.24    17.98        4.77     273,278   16.17     16.17     0.82  1.06     6.49    N   10/18/96
LIFB       16.91     117.11     121.48    14.04        2.55   1,240,520   11.99     11.61     1.02  0.87     6.25    N   10/18/96
LISB       17.28     139.68     139.68    13.96        1.36   5,221,019    9.99      9.99     1.70  0.93     8.78    N   10/18/96
LOGN       17.81      95.06      95.06    24.41        2.81      77,195   25.68     25.68     0.80  1.50     5.55    N   10/18/96
LSBI       23.83      92.91      92.91     9.68        1.79     172,006    9.64      9.64     0.75  0.52     4.62    N   10/18/96
LSBX        7.95     117.65     117.65     8.93         -       332,956    7.59      7.59     0.88  1.24    15.92    N   10/18/96
LVSB       20.90     132.43     170.27    13.24        0.94     457,860    9.99      7.95     1.28  1.43    13.18    N   10/18/96
MAFB       10.12     120.09     140.77     9.33        1.28   3,117,149    7.77      6.70     2.78  0.88    14.60    N   10/18/96
MARN       17.21      97.81      97.81    22.84        3.81     177,767   23.35     23.35     1.22  1.41     5.86    N   10/18/96
MASB       10.70     105.71     105.71    10.35        2.87     880,534    9.79      9.79     3.13  1.06    10.40    N   10/18/96
MBB        13.48      77.66     200.78     5.23        3.87     840,552    8.21      4.26       NA  0.44       NA    N   10/18/96
MBB        13.48      77.66     200.78     5.23        3.87     840,552    8.21      4.26       NA  0.44       NA    N   10/18/96
MBLF       22.16     104.57     104.57    14.60        1.86     201,039   13.96     13.96     0.97  0.70     4.85    N   10/18/96
MCBN       14.84      87.68      87.68     7.92        2.74      55,048    9.04      9.04     1.28  0.60     6.65    N   10/18/96
MCBS       10.80     100.32     100.42    12.30        2.11     313,759   11.70     11.69     1.76  1.27     9.59    N   10/18/96
MDBK       11.55     121.43     132.37    10.91        2.80   1,008,200    8.98      8.30     2.10  1.04    11.57    N   10/18/96

SOURCE: SNL & F&C CALCULATIONS               8

FERGUSON & CO., LLP     EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                                                                 Tangible            ROAA   ROACE
          Price/  Current     Current             Current      Total   Equity/    Equity/    Core  Before  Before
             LTM   Price/     Price/T   Price/   Dividend     Assets    Assets   T Assets     EPS   Extra   Extra  Merger    Current
         Core EP  B Value     B Value   Assets      Yield     ($000)       (%)        (%)     ($)     (%)     (%)  Target?   Pricing
Ticker       (x)      (%)         (%)      (%)        (%)        MRQ       MRQ        MRQ     LTM     LTM     LTM   (Y/N)       Date

MERI       12.40   143.05      143.05    10.39       1.94    231,058      7.26       7.26    2.50    0.55    7.33     N     10/18/96
MFFC       21.27    95.57       95.57    18.09       3.65    178,290     18.93      18.93    0.67    1.04    4.80     N     10/18/96
MFLR       14.66   121.81      124.59    11.80       3.15    114,873      9.69       9.49    1.04    0.91    9.01     N     10/18/96
MFSL       15.95   109.94      111.70     8.85       1.97  1,130,517      8.05       7.94    2.10    0.74    8.96     N     10/18/96
MGNL       13.76   223.31      235.90    21.47       2.93  1,308,658      9.61       9.14    1.49    1.71   17.51     N     10/18/96
MIFC       10.17    93.46       93.60     8.76       1.33    115,260      9.38       9.36    0.59    0.93   10.00     N     10/18/96
MIVI       14.01    90.94       90.94    16.73       1.26     69,322     18.40      18.40    0.91    1.31    6.73     N     10/18/96
MLBC       18.92   115.23      119.97     9.32       2.71  1,876,018      7.53       7.25    0.74    0.72    8.30     N     10/18/96
MORG       13.86    92.59       92.59    12.94       2.09     74,130     13.97      13.97    0.83    1.02    6.82     N     10/18/96
MSBF       12.83   100.21      100.21    20.99       2.60     60,130     20.94      20.94    1.50    1.83    7.66     N     10/18/96
MWBI       10.64   100.15      100.15     6.68       1.96    138,628      6.67       6.67    2.49    1.01   14.64     N     10/18/96
MWBX        9.44   159.18      159.18    12.04       2.35    490,130      7.55       7.55    0.45    1.30   17.23     N     10/18/96
MWFD       22.36   224.85      235.09    20.26       1.29    187,601      9.01       8.65    1.04    1.28   13.41     N     10/18/96
NASB        9.06   140.70      146.23     9.57       2.00    740,298      6.81       6.57    3.45    1.26   17.33     N     10/18/96
NEBC       24.53    99.01      117.65     7.19       2.46    222,290      8.17       7.10    0.53    0.56    6.45     N     10/18/96
NEIB       16.25    92.00       92.00    17.39       2.46    154,128     18.90      18.90    0.80    1.19    5.46     N     10/18/96
NFSL       11.45   172.29      173.14    22.04       1.80    162,199     12.79      12.74    2.14    2.25   19.85     N     10/18/96
NHTB       13.33   104.26      104.26     7.85       4.17    258,526      7.53       7.53    0.90    0.65    8.48     N     10/18/96
NMSB       15.82    98.85       98.85    10.20       2.58    309,363     10.31      10.31    0.49    0.75    6.71     N     10/18/96
NSLB       22.03    77.80       77.80    18.13       3.85     57,288     23.31      23.31    0.59    0.97    4.08     N     10/18/96
NSSB       19.01   137.05      152.04    13.74       2.58    731,193     10.02       9.13    0.98    0.83    7.62     N     10/18/96
NSSY       22.12   123.66      123.66     9.00       0.87    609,522      7.28       7.28    1.04    0.81    9.66     N     10/18/96
NTMG       22.35   100.34      100.34     5.75       2.03     91,158      6.22       6.22    0.33    0.67   10.92     N     10/18/96
NWEQ       13.79    89.22       89.22    12.36       3.33     91,804     12.77      12.77    0.87    1.00    6.91     N     10/18/96
NWSB       16.25   157.00      165.39    16.19       2.46  1,877,529     10.15       9.69    0.80    1.05    9.48     N     10/18/96
NYB        12.50   242.20      242.20    13.14       2.40  2,918,120      5.43       5.43    2.67    1.27   21.77     N     10/18/96
OFCP       19.26   110.34      137.61    11.34       2.20    782,145     10.27       8.41    0.85    0.91    5.72     N     10/18/96
OHSL       13.09    93.12       93.12    11.36       3.90    209,037     12.20      12.20    1.49    0.95    7.55     N     10/18/96
PALM       18.58   130.23      136.62    10.96       0.60    638,002      8.41       8.05    0.72    0.69    8.53     N     10/18/96
PBCI       13.01   110.27      111.24    17.05       4.74    365,553     15.47      15.36    1.46    1.34    8.52     N     10/18/96
PBCT       15.95   168.53          NA    13.93       3.54  7,236,600      8.26         NA    1.56    1.13   14.01     N     10/18/96
PBKB       15.85   136.36      143.68     7.22       2.49    524,443      5.30       5.04    0.71    0.79   13.08     N     10/18/96
PBNB       14.16   119.25      128.47    12.07       3.32    437,034     10.12       9.46    1.96    0.97    8.89     N     10/18/96
PCBC       18.35    97.90       97.90    18.38       1.74     80,394     18.77      18.77    0.94    0.88    4.36     N     10/18/96
PCCI       10.22   117.28      117.28    10.61          -    265,125      9.04       9.04    0.93    1.17   16.10     N     10/18/96
PFDC       11.40   105.63      105.63    16.45       3.08    277,958     15.58      15.58    1.71    1.45    9.51     N     10/18/96
PFNC       10.59   145.79      146.92     8.18       1.05    347,858      5.61       5.57    0.72    0.91   18.78     N     10/18/96
PFSB       12.26    92.07      115.58     8.38          -  1,086,524      8.34       6.75    1.54    0.82    8.36     N     10/18/96
PFSL       12.30   110.67      110.67     6.57       5.51    377,236      5.93       5.93    1.24    0.56    9.42     N     10/18/96
PKPS        3.45    88.50       88.50     7.47       2.00    840,491      8.44       8.44    1.45    1.70   21.07     N     10/18/96
PLE        10.59   101.97      105.69     8.29       4.14    186,475      8.13       7.87    1.64    0.85   10.96     N     10/18/96
POBS       14.97   110.61      110.61    27.68       4.66    266,877     25.02      25.02    0.86    2.30    9.38     N     10/18/96
PSAB       12.42   120.35      128.34    10.84       3.63    644,560      9.01       8.49    1.51    1.02   10.90     N     10/18/96
PSBK        9.64   117.91      135.71     9.39       2.50    901,690      7.97       7.00    3.32    1.10   12.30     N     10/18/96
PTRS       17.13    88.39       88.39     8.16       1.30    114,714      9.24       9.24    1.08    0.51    5.27     N     10/18/96
PULB       22.82   131.52      131.52    16.77       6.96    179,457     12.75      12.75    0.63    0.88    7.15     N     10/18/96
PULS       12.23   130.81      130.81    10.19       4.15    505,034      7.79       7.79    1.38    1.19   10.28     N     10/18/96
PVFC       10.28   149.95      149.95    10.16          -    331,634      6.78       6.78    1.41    1.19   18.43     N     10/18/96
PVSA       10.92   142.98      143.49    10.60       2.14    924,365      7.42       7.39    2.22    0.73   10.17     N     10/18/96
PWBC       14.58   113.82      125.90     7.92       2.57    696,467      6.96       6.33    0.96    0.62    7.68     N     10/18/96
QCBC       18.96    94.75       95.18     8.88          -    725,085      9.37       9.33    0.89    0.53    5.25     N     10/18/96
QCSB       14.57   160.02          NA    24.95       2.32  1,325,872     15.59         NA    2.96    1.80   10.58     N     10/18/96
RARB       11.75   120.45      123.42     8.87       2.79    344,710      7.37       7.20    1.83    0.87   11.45     N     10/18/96
RCSB       12.33   135.12      139.03    10.70       2.15  4,006,755      7.92       7.72    2.26    1.03   12.43     N     10/18/96
RELY       12.50   108.76      161.08     8.89       3.07  1,829,440      8.17       5.67    1.46    0.50    5.18     N     10/18/96
RFED       10.29   162.64          NA     8.15       3.54  9,047,562      5.59         NA    1.70    0.44    8.52     N     10/18/96

SOURCE: SNL & F&C CALCUALTIONS           9

FERGUSON & CO., LLP     Exhibit V - Selected Publicly Traded Thrifts
-------------------

                                                                            Tangible           ROAA    ROACE
          Price/  Current  Current           Current        Total  Equity/   Equity/   Core  Before   Before
             LTM   Price/   Price/  Price/  Dividend       Assets   Assets   T Asset    EPS   Extra    Extra   Merger    Current
        Core EPS  B Value  B Value  Assets     Yield       ($000)      (%)       (%)    ($)     (%)      (%)   Target?   Pricing
Ticker       (x)      (%)      (%)     (%)       (%)          MRQ      MRQ      MRQ     LTM     LTM      LTM    (Y/N)      Date
ROSE       11.88   128.49   128.49    8.81     2.59      3,140,494     6.35     6.35    2.60    0.97    15.08      N     10/18/96
RVSB       14.13   151.44   169.98   16.68     1.35        213,868    11.02     9.94    1.15    1.32    12.07      N     10/18/96
SBCN       18.75    89.69    89.69   11.50     3.81        202,057    12.73    12.73    0.84    0.48     3.62      N     10/18/96
SCCB       22.39    89.66    89.66   24.98     4.00         44,161    27.87    27.87    0.67    1.11     3.80      N     10/18/96
SECP       18.61   116.99   116.99   17.95     0.91      3,437,317    16.26    16.26    3.56    0.99     5.85      N     10/18/96
SFB        12.93   170.18   209.14    9.93     1.64     15,353,682     5.83     4.80    3.78    0.65     9.89      N     10/18/96
SFED       18.82    92.81    92.81   12.58     1.50        164,366    13.56    13.56    0.85    0.69     4.88      N     10/18/96
SFFC       14.86    89.92    89.92   17.50     2.42         76,705    19.46    19.46    1.11    1.19     5.99      N     10/18/96
SFSB       16.03    90.49    91.02    6.23     1.71        378,388     6.88     6.85    1.17    0.50     6.91      N     10/18/96
SFSL       11.96   145.89   148.78   13.82     2.67        588,592     9.47     9.30    1.38    1.21    13.36      N     10/18/96
SHEN       14.40   101.68   101.68   12.90     2.30        369,279    12.68    12.68    1.45    1.03     7.45      N     10/18/96
SISB        8.01   140.89   140.89   10.64      -        1,209,843     7.19     7.19    2.81    1.38    19.41      N     10/18/96
SMBC       16.62    91.60    91.60   15.03     3.54        159,848    16.41    16.41    0.85    0.93     5.48      N     10/18/96
SMFC       16.60   103.37   103.37   12.53      -          280,027    10.99    10.99    1.22    0.85     6.89      N     10/18/96
SOPN       18.11    99.50    99.50   25.86     3.83        256,986    26.00    26.00    0.98    1.53     5.86      N     10/18/96
SOSA       13.33   114.94   114.94    6.52      -          510,715     5.69     5.69    0.15    0.48     8.65      N     10/18/96
SPBC       12.97   125.61   126.04   10.92     1.86      4,276,208     8.69     8.66    1.99    0.59     6.44      N     10/18/96
SSBK       13.01   132.36   135.09   10.64     2.16        529,187     8.04     7.89    1.71    0.99    11.83      N     10/18/96
STFR       13.93   109.02   114.20   10.71     1.57      1,329,903     9.82     9.42    1.83    1.18    10.78      N     10/18/96
STND       17.19   109.93   110.14   12.37     1.79      2,339,731    11.25    11.24    1.04    0.55     4.39      N     10/18/96
STSA       16.18   124.89   154.15    5.05      -        1,477,699     5.80     5.06    0.85    0.45     7.76      N     10/18/96
SVRN       11.65   154.84   228.14    6.48     0.70      9,183,447     5.02     3.79    1.03    0.79    17.03      N     10/18/96
SWBI       13.17   122.34   122.34   12.70     4.00        376,277    10.38    10.38    2.05    0.82     6.79      N     10/18/96
SWCB       12.43   113.00   120.34    9.30     4.49        449,889     8.23     7.77    1.79    0.87    10.76      N     10/18/96
TBK        10.36    97.54   102.04    5.94      -          223,978     6.09     5.84    1.11    0.61     9.94      N     10/18/96
TCB        14.00   257.01   268.29   18.87     1.95      7,114,466     7.34     7.06    2.75    1.19    16.00      N     10/18/96
THRD       15.43    84.17    84.17   12.91     2.12        528,910    14.20    14.20    0.98    0.91     5.94      N     10/18/96
TRIC       18.81    93.23    93.23   15.08     2.63         76,718    16.17    16.17    1.01    0.95     5.13      N     10/18/96
TSH        14.11    89.16    89.16   13.70     3.81        370,722    15.37    15.37    0.93    1.10     6.08      N     10/18/96
TWIN       15.65   114.36   114.36   15.62     3.56        103,300    13.66    13.66    1.15    1.09     7.94      N     10/18/96
UBMT       14.86    94.23    94.23   22.16     4.66        104,195    23.52    23.52    1.27    1.52     6.66      N     10/18/96
UFRM       13.73   114.23   114.23    9.22     2.60        255,485     8.08     8.08    0.56    0.79    10.03      N     10/18/96
VFFC       13.50   127.00   131.07   10.38     0.74        746,867     8.17     7.93    1.00    1.74    22.49      N     10/18/96
WAMU       13.26   194.94   216.40   12.60     2.35     22,413,697     7.47     6.89    2.95    0.98    14.34      N     10/18/96
WAYN       19.44   124.19   124.19   11.50     4.78        250,266     9.26     9.26    0.99    0.62     6.73      N     10/18/96
WBST       12.86   142.80   184.51    7.22     2.03      3,984,454     5.44     4.34    2.76    0.55     9.96      N     10/18/96
WCBI       14.73   117.23   117.23   18.17     2.23        307,772    15.50    15.50    1.46    0.99     6.33      N     10/18/96
WEFC       15.85    97.31    97.31   14.09      -          191,787    14.47    14.47    0.82    0.84     5.71      N     10/18/96
WFCO       10.82   106.03   108.80    7.90     3.73        282,833     7.45     7.28    1.04    0.94    12.39      N     10/18/96
WFSL       12.89   173.27   181.89   20.53     3.76      5,040,588    11.85    11.36    1.90    1.78    14.47      N     10/18/96
WRNB        8.66   149.21   149.21   13.68     3.32        353,935     9.17     9.17    1.53    1.74    19.52      N     10/18/96
WSB        11.90   100.60   100.60    8.28     2.00        254,968     8.22     8.22    0.42    0.94    12.56      N     10/18/96
WSFS        7.16   165.58   167.45    9.35      -        1,312,864     5.65     5.59    1.24    2.20    37.91      N     10/18/96
WSTR       17.08    96.48    96.48   13.44     2.09        563,931    13.94    13.94    1.01    0.79     5.90      N     10/18/96
WVFC       11.84   114.80   114.80   15.05     1.78        259,622    13.11    13.11    1.90    1.51    10.19      N     10/18/96
YFED       12.93   121.99   121.99   10.29     3.52      1,109,804     8.43     8.43    1.45    0.99    11.57      N     10/18/96

Maximum    24.53   257.01   268.29   27.68   12.23     43,548,593    27.87    27.87    7.39    2.30    37.91
Minimum     3.45    55.80    64.38    3.56     -           36,940     3.17     2.63    0.15    0.00    (0.01)
Average    14.58   121.33   126.32   12.14    2.28      1,547,023    10.53    10.30    1.47    0.95     9.77
Median     14.08   115.30   118.68   10.91    2.22        427,615     9.04     8.46    1.28    0.91     8.92

Source SNL & F&C calculations                10

FURGUSON & CO., LLP      EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                        ROAA   ROACE
                NPAs/  Price/   Core  Before  Before
               Assets   Core     EPS   Extra   Extra
                  (%)    EPS     ($)     (%)     (%)
Ticker            MRQ    (x)     MRQ     MRQ     MRQ
AADV             0.55  13.95    0.56   0.89     9.18
ABCW             0.67   9.99    0.87   1.02    15.09
AFFFZ            0.77   9.29    0.78   0.92    13.32
ALBK               NA  11.27    0.61   0.20     2.08
AMFB             0.54  11.54    0.39   1.30    16.51
ANDB               NA   6.34    1.02   1.29    16.86
ASBI             0.29  14.18    0.26   0.86     7.55
ASBP             1.61  19.08    0.19   1.09     4.76
ASFC             0.57  10.11    0.81  (0.18)   (2.29)
AVND             0.75  22.01    0.17   0.64     6.29
BANC             0.82  11.75    0.29   1.28    15.89
BDJI             0.21  14.81    0.27   0.79     5.80
BFSB             0.00  11.84    0.38   1.42     9.12
BFSI             1.21   8.85    1.44   1.69    21.29
BKC              2.66  10.12    0.67   1.27    14.60
BKCO             1.22  10.09    0.48   1.18    13.23
BKCT             1.59  14.84    0.40   1.20    11.13
BSBC             2.05  14.06    0.06   0.96    10.97
BVFS             0.69  11.19    0.79  (0.25)   (4.14)
CAFI             0.39  11.22    0.39   1.07    12.81
CAPS             0.13  11.03    0.51   0.93     9.40
CASH             0.20  11.63    0.50   1.09     9.16
CBCI             1.44   9.82    0.71   1.53     9.23
CBCO             1.50  10.53    0.54   1.42    14.93
CBIN             0.05  12.25    0.25   0.89     7.68
CBNH             0.41  11.59    0.41   0.95    13.21
CBSA             0.57  10.10    0.56  (0.29)   (8.94)
CEBK             1.79  12.00    0.31   0.76     7.70
CENF             1.39  12.56    0.54   0.58    11.54
CFB              1.01  10.53    1.03   0.96    15.52
CFCP             0.07  16.88    0.30   1.10    18.12
CFFC             0.08  12.50    0.43   1.38     9.96
CFHC             1.21   8.99    0.65  (0.31)   (4.74)
CFSB             0.09  12.50    0.36   0.95    11.45
CFX                NA  10.75    0.34   0.12     1.36
CIBI             0.78  10.12    0.42   1.20     9.15
CMRN             0.37  15.00    0.25   1.56     5.88
CMSV             0.53  10.44    0.41   1.14     9.55
CNIT             0.45  15.19    0.65   0.75    10.39
CNSK             1.39  15.34    0.22   0.75    12.74
COFD             0.43  10.23    0.73   0.34     4.73
COFI             0.31  11.40    0.91   0.15     2.16
CSA              1.59  15.81    0.50   0.37     7.30
CTBK             1.01  13.14    0.27   0.48     6.75
CTZN             0.93  12.72    0.85   0.78    11.58
CVAL             0.86  14.29    0.35   0.88     9.49
DIBK             0.92   6.53    0.67   1.79    22.47
DME              2.59  13.28    0.28   0.59    11.72
DNFC             0.66  12.50    0.28  (0.31)   (5.44)
DSL              1.36  11.50    0.56  (0.52)   (6.67)
EBCP             1.51  18.98    0.27   0.71     9.13
EBSI             1.45  12.93    0.29   0.85     9.02
EFBI             0.04  19.41    0.19   0.77     5.09
EGFC             1.17  11.64    0.58   0.83    11.37
EIRE             0.22   9.16    0.43   0.77    11.71
EQSB             0.77   7.72    0.85   0.81    15.35


SOURCE: SNL & F&C CALCULATIONS          11

FERGUSON & CO., LLP        EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                         ROAA   ROACE
                NPAs/    Price/  Core   Before  Before
               Assets    Core     EPS   Extra   Extra
                  (%)      EPS    ($)      (%)     (%)
Ticker           MRQ       (x)    MRQ      MRQ     MRQ
ETFS             0.23    19.41   0.19     0.74    3.82
FBBC             0.08    12.30   0.31     1.64    7.93
FBCI             0.61    14.73   0.28     0.76    6.42
FBHC             1.21    12.67   0.37     0.65    9.12
FBSI             0.09    12.50   0.31     1.02    6.21
FCBF             0.12    14.72   0.31     1.16    6.45
FCIT             2.96    14.39   0.33     0.67   11.68
FESX             0.61     9.90   0.30     1.03   13.63
FFBI             0.29    13.36   0.29     0.60    7.00
FFBS             1.09    21.50   0.25     1.25    6.38
FFBZ             0.50    10.26   0.67     1.32   16.84
FFCH             1.24    10.37   0.47     0.81   12.53
FFED             0.15    22.92   0.12     0.89   17.01
FFES             0.60     9.06   0.54     0.63   10.37
FFFC             0.51    13.87   0.32     1.32    8.13
FFFG             2.83     8.59   0.08     0.71   11.31
FFFL             0.34    18.75   0.21     0.68    6.81
FFHC             0.29     9.83   0.68     0.04    0.53
FFHH             0.07    16.52   0.21     0.82    5.49
FFHS             0.43    13.19   0.27     0.61    6.46
FFKY             0.09    17.29   0.30     1.46   10.32
FFLC             0.23    26.39   0.18    (0.27)  (1.60)
FFPB             0.53    12.01   0.48     0.75    9.51
FFSL             0.29    11.90   0.42     0.93    7.50
FFSW             0.12    14.70   0.54     1.33   20.80
FFSX             0.15    14.10   0.45     0.76    8.99
FFWC             0.06     8.73   0.58     1.13   10.80
FFWD             0.04    15.63   0.26     1.23    8.67
FFWM             1.37    15.22   0.46     1.23    9.67
FFYF             0.81    15.71   0.39     1.32    7.47
FGHC             1.34    10.55   0.16     0.94   11.17
FIBC             2.59    13.17   0.28     0.81    7.57
FISB             1.59    15.23   0.40     1.33   14.47
FKFS             2.53    10.94   0.44     0.78    9.53
FLAG             3.56    16.80   0.16     0.75    8.15
FLFC             1.22    14.06   0.32     1.05   14.39
FMCO             1.03     9.09   0.44     0.88   13.17
FMSB             0.02    11.08   0.33     1.01   15.22
FNGB             0.17    17.75   0.25     0.82    6.62
FOBC               NA    10.39   0.37    (0.16)  (1.37)
FRC                NA    13.41   0.31     0.63   11.26
FSBC             1.49   143.75   0.01     0.08    1.74
FSBI             0.43    11.92   0.43     0.79   11.35
FSFC             0.19    21.59   0.11    (1.54)  (8.45)
FSLA             0.91    13.28   0.32     0.70    7.41
FSNJ             0.75    13.96   0.30     0.56    7.46
FSPG             0.91     8.33   0.54     0.93   14.40
FTFC             0.11    15.46   0.38     0.95   13.83
FTSB             1.27    17.19   0.20     1.28    5.28
GBCI             0.04    13.43   0.47     1.57   16.50
GDW                NA     4.09   3.74     1.49   23.45
GFCO             0.40    10.61   0.43     0.63    6.56
GFSB             1.15     9.74   0.52     1.33   11.14
GLBK             0.30    14.87   0.29     0.77    4.87
GPT              2.91    14.06   0.78     0.99    9.44
GROV               NA    10.39   0.83     0.92   14.35

SOURCE: SNL & F&C CALCULATIONS          12

FERGUSON & CO., LLP          EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                        ROAA   ROACE
                 NPAs/   Price/  Core  Before  Before
                Assets    Core    EPS  Extra   Extra
                   (%)     EPS    ($)    (%)     (%)
Ticker             MRQ     (x)    MRQ    MRQ     MRQ
GRTR              8.73   18.48   0.17   0.66    6.66
GSBC              2.36   13.84   0.56   1.65   16.21
GSLC              3.14   21.59   0.11   0.79   12.35
GTFN              0.42   22.95   0.32  (0.05)  (0.56)
GUPB              0.20   14.32   0.24   1.26    5.73
GWBC              0.08   23.33   0.15   0.94    3.76
GWF               1.79      NM  (0.31) (0.37)     NA
HALL              0.02   11.68   0.38   0.62    8.31
HARB              0.55   13.52   0.58   1.16   13.43
HARL              0.00    8.95   0.51   0.91   13.35
HARS              0.76   14.90   0.26   0.05    0.49
HAVN              1.02   10.74   0.64   0.80   12.80
HBFW              0.00   16.59   0.26   0.90    5.64
HBNK              3.41   19.90   0.19   0.45    5.62
HBS               2.44   16.06   0.29   1.01    6.81
HFFC              0.41   12.50   0.30   0.77    8.44
HFGI              0.32   14.89   0.17   0.08    1.72
HHFC              0.19   14.45   0.16   0.74    4.33
HIFS                NA   10.16   0.40   1.11   11.43
HMNF              0.09   14.38   0.30   1.12    6.88
HOMF              0.46   12.10   0.63   1.16   13.97
HPBC              0.04    9.83   0.41   1.75   15.97
HRZB              0.00   11.53   0.29   1.53    9.46
HVFD                NA   11.56   0.40   0.77    8.86
HZFS                NA   16.76   0.22   0.76    6.64
IBSF              0.07   21.88   0.18   0.98    4.89
IFSB                NA   14.42   0.13   0.29    4.34
IFSL              1.26   15.34   0.33   0.75    7.78
INBI              0.18   31.56   0.10  (1.85)  (9.57)
IPSW              1.81   10.04   0.28   1.24   21.34
IROQ              1.13    9.03   0.45   0.99   15.16
ISBF                NA   15.16   0.27   1.11    6.05
IWBK              0.59   12.50   0.60   1.14   16.51
JSBA              0.93   14.97   0.38   0.58    7.92
JSBF              1.21   14.58   0.63   1.75    8.08
KNK               0.16   13.10   0.42   0.67    6.83
KSAV              0.52   11.68   0.42   1.27    8.51
KSBK              1.26    6.32   0.84   0.91   13.28
LARK              0.03   16.50   0.25   0.96    5.70
LARL              0.62    9.09   0.44   1.39   13.02
LFED              0.04   16.96   0.21   1.05    6.44
LIFB              0.41   15.40   0.28   0.88    7.05
LISB              1.16   17.91   0.41   0.89    8.71
LOGN              0.39   17.81   0.20   1.47    5.62
LSBI              1.60      NM  (0.18) (0.37)  (3.67)
LSBX              1.04    7.29   0.24   1.25   16.51
LVSB                NA   17.15   0.39   1.97   19.73
MAFB              0.37   10.19   0.69   0.87   13.26
MARN              1.07   15.91   0.33   1.41    5.95
MASB              0.29   10.34   0.81   1.10   11.02
MBB               0.63   17.61     NA   0.43      NA
MBB               0.63   17.61     NA   0.43      NA
MBLF              0.34   20.67   0.26   0.78    5.44
MCBN              0.64   10.80   0.44   0.79    8.63
MCBS              0.10   10.33   0.46   1.21    9.77
MDBK              0.53   11.66   0.52   1.01   11.37

SOURCE: SNL & F&C CALCULATIONS          13

FERGUSON & CO., LLP         EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                              ROAA    ROACE
                  NPAs/   Price/      Core  Before   Before
                 Assets     Core       EPS   Extra    Extra
                    (%)      EPS       ($)     (%)      (%)
Ticker              MRQ      (x)       MRQ     MRQ      MRQ
MERI                 NA     15.82     0.49  (0.78)  (10.48)
MFFC               0.19     22.27     0.16   0.88     4.54
MFLR               1.05     11.91     0.32   0.97    10.08
MFSL                 NA     14.44     0.58   0.68     8.27
MGNL               2.52     12.81     0.40   1.68    17.35
MIFC               0.05      7.50     0.20   1.28    13.87
MIVI               0.46     13.28     0.24   1.13     6.04
MLBC               0.50     25.00     0.14   0.71     9.01
MORG               0.35     11.50     0.25   1.20     8.34
MSBF               0.24     13.01     0.37   1.56     7.21
MWBI               0.28      9.33     0.71   0.87    12.92
MWBX               1.72      8.85     0.12   1.34    17.32
MWFD               0.19     20.04     0.29   1.28    13.81
NASB               3.12      8.59     0.91   1.33    18.85
NEBC               1.40        NM    (0.12)  0.05    (0.20)
NEIB               0.25     13.54     0.24   1.25     6.41
NFSL               1.26     19.14     0.32   1.48    12.40
NHTB               1.41     16.67     0.18   0.76     9.94
NMSB               2.04     13.84     0.14   0.81     7.44
NSLB               0.00     19.12     0.17   0.97     4.14
NSSB               1.71     18.63     0.25   0.85     8.24
NSSY               2.12     13.69     0.42   0.99    12.69
NTMG                 NA     18.44     0.10   0.66    10.39
NWEQ               0.91     12.50     0.24   0.99     7.56
NWSB               0.81     15.48     0.21   1.00     9.52
NYB                1.22     10.84     0.77   1.37    24.15
OFCP               0.13     14.62     0.28   0.77     7.13
OHSL               0.03     12.83     0.38   0.93     7.54
PALM               3.77     15.92     0.21   0.72     8.51
PBCI               2.29     14.84     0.32   1.14     7.34
PBCT               1.42     15.17     0.41   1.15    13.99
PBKB               1.12     20.09     0.14   0.73    13.59
PBNB               0.47     12.85     0.54   1.17    10.99
PCBC                 NA     17.25     0.25   0.55     2.83
PCCI               2.24     14.84     0.16   1.10    12.87
PFDC               0.31     11.08     0.44   1.46     9.53
PFNC               1.48     17.33     0.11   0.53     9.44
PFSB               0.88     10.04     0.47   0.86     9.75
PFSL               0.26     12.30     0.31   0.57     9.53
PKPS               1.89        NM     0.00   0.01     0.09
PLE                0.18      9.87     0.44   0.93    11.52
POBS               0.18     14.63     0.22   2.17     9.07
PSAB               1.07     11.16     0.42   1.05    11.39
PSBK               1.03      6.90     1.16   1.32    16.60
PTRS               2.33     23.13     0.20   0.36     3.77
PULB                 NA     25.67     0.14   0.76     5.99
PULS               1.12     11.72     0.36   1.16    10.56
PVFC               0.71     11.69     0.31   1.46    21.61
PVSA                 NA     10.10     0.60  (0.34)   (4.56)
PWBC               0.58     12.96     0.27   0.63     8.44
QCBC               2.06     16.23     0.26   0.58     5.99
QCSB                 NA     14.00     0.77   1.71    10.60
RARB               0.81     10.34     0.52   0.94    12.75
RCSB               0.63     10.25     0.68   1.09    14.76
RELY                 NA      9.51     0.48  (0.31)   (3.70)
RFED                 NA     11.22     0.39   0.08     0.80

SOURCE: SNL & F&C CALCULATIONS          14

FERGUSON & CO., LLP          EXHIBIT V - SELECTED PUBLICLY TRADED THRIFTS
-------------------

                                           ROAA     ROACE
                  NPAs/    Price/   Core   Before   Before
                Assets      Core     EPS   Extra    Extra
                   (%)       EPS     ($)      (%)      (%)
Ticker             MRQ       (x)     MRQ      MRQ      MRQ
ROSE                NA      9.53    0.81     1.07    17.04
RVSB              0.22     14.01    0.29     1.20    10.75
SBCN              0.13     12.30    0.32     0.97     7.51
SCCB                NA     26.79    0.14     0.88     3.12
SECP              0.11     15.48    1.07     1.20     7.22
SFB               0.33     11.64    1.05    (0.22)   (3.64)
SFED              0.67     16.67    0.24     0.71     5.15
SFFC                NA     13.75    0.30     1.28     6.46
SFSB              0.25     14.65    0.32     0.47     6.79
SFSL              0.31     11.79    0.35     1.38    14.08
SHEN              0.46     13.05    0.40     1.00     7.63
SISB              0.84     10.42    0.54     1.05    14.72
SMBC              0.38     14.13    0.25     1.01     6.18
SMFC              0.06     13.68    0.37     0.88     7.66
SOPN              0.05     17.07    0.26     1.59     6.08
SOSA              8.41     12.50    0.04     0.48     8.45
SPBC                NA     11.32    0.57    (0.33)   (3.67)
SSBK              0.06     11.59    0.48     0.96    11.77
STFR              0.27     14.83    0.43     0.78     7.79
STND                NA     13.96    0.32    (0.17)   (1.52)
STSA              0.57     14.95    0.23     0.46     8.03
SVRN              0.49     11.11    0.27     0.78    17.40
SWBI              0.22     12.74    0.53    (0.16)   (1.43)
SWCB              1.07     12.09    0.46     0.87    10.47
TBK               5.06      9.58    0.30     0.62     9.85
TCB               0.76     14.15    0.68     0.31     4.03
THRD              0.37     14.54    0.26     0.84     5.89
TRIC              0.22     16.38    0.29     1.00     6.82
TSH               0.15     12.15    0.27     1.11     6.81
TWIN              0.36     13.64    0.33     1.15     8.45
UBMT              0.65     18.15    0.26     1.52     6.53
UFRM              0.88     19.22    0.10     0.64     7.87
VFFC              2.18     21.09    0.16     3.32    41.55
WAMU              0.56     12.38    0.79     0.72    10.16
WAYN              0.41     16.59    0.29     0.70     7.44
WBST              0.85     10.82    0.82     0.50     9.06
WCBI              0.53     12.80    0.42     0.14     0.89
WEFC              0.37     14.77    0.22     0.75     5.09
WFCO              0.40      9.38    0.30     0.87    11.34
WFSL              0.64     11.34    0.54     1.87    15.70
WRNB                NA      8.49    0.39     1.80    19.74
WSB                 NA     11.36    0.11     0.80     9.78
WSFS              2.72      9.24    0.24     1.03    17.61
WSTR              0.07     14.38    0.30     0.86     6.25
WVFC              0.38     13.08    0.43     1.24     8.93
YFED              1.02     14.20    0.33     0.91    10.62

Maximum           8.73    143.75    3.74     3.32    41.55
Minimum           0.00      4.09   (0.31)   (1.85)  (10.48)
Average           0.91     14.15    0.40     0.86     8.92
Median            0.58     13.12    0.33     0.89     8.93


SOURCE: SNL & F&C CALCULATIONS          15

                                  EXHIBIT VI

FERGUSON & CO., LLP
-------------------


                   EXHIBIT VI - COMPARATIVE GROUP SELECTION

To search for a comparative group for Home Savings, we selected all thrifts from the entire U.S. with assets in the $150 million to $300 million range that have sufficient trading volume to produce mean-ingful market information. All of these thrifts are listed on either AMEX, NYSE, or Nasdaq.

We found 80 thrifts in the asset size described above. We eliminated 68 and retained a group of 12. Normally, we consider 10 to be the desired sample size. We selected two extras in case we have to drop some of the group before Home Savings' conversion is completed.

We eliminated thrifts for the following reasons: 1) Mutual holding companies; 2) BIF insured; 3) Less than one full year reporting as a stock; 4) Earnings that are not meaningful; 5) Non-performing assets in excess of 1.5% of total assets; and 6) Loans under 60% of total assets. After eliminating those described above, there were 34 remaining. Of those 34, we selected the 12 with the highest loans serviced to total assets ratio and eliminated the remaining 22.

The group of 80 from which the comparative group was selected is listed on
Exhibit VI.1 and the selected comparative group is listed on Exhibit VI.2. On
Exhibit VI.1, we have underlined the cells that indicate which ones were not selected and why. Set forth below is a legend for the column summarizing reasons individual thrifts were not selected.

A  Mutual holding company

B  BIF insured

C  IPO date too recent to have one full year as a reporting stock

D  Earnings not meaningful

E  Non-performing assets in excess of 1.5% of assets

F  Loans are less than 60% of assets

G Not ranked in top 12 of remaining thrifts in terms of ratio of loans serviced to total assets

FERGUSON & CO, LLP                     EXHIBIT VI.I - COMPARATIVES SELECTION
------------------



                                                                                 Deposit                          Current   Current
                                                                                 Insurance                         Stock     Market
                                                                                 Agency                            Price      Value
Ticker     Short Name                        City               State   Region  (BIF/SAIF)  Exchange   IPO Date     ($)       ($M)

IFSB       Independence Federal Savings      Washington         DC      MA      SAIF        NASDAQ     06/06/85    7.250     9.27
-----------
HRBF       Harbor Federal Bancorp, Inc.      Baltimore          MD      MA      SAIF        NASDAQ     08/12/94   12.875    22.59
-----------
WSB        Washington Savings Bank, FSB      Waldorf            MD      MA      SAIF        AMSE             NA    5.000    21.10
-----------
LFED       Leeds Federal Savings Bk, MHC     Baltimore          MD      MA      SAIF        NASDAQ     05/02/94   13.625    46.98
---------------------------------------------
EQSB       Equitable Federal Savings Bank    Wheaton            MD      MA      SAIF        NASDAQ     09/10/93   24.500    14.70
WYNE       Wayne Bancorp, Inc.               Wayne              NJ      MA      SAIF        NASDAQ     06/27/96   12.500    27.89
-----------                                                                                          -----------
FBER       1st Bergen Bancorp                Wood-Ridge         NJ      MA      SAIF        NASDAQ     04/01/96    9.875    31.34
-----------                                                                                          -----------
LFBI       Little Falls Bancorp, Inc.        Little Falls       NJ      MA      SAIF        NASDAQ     01/05/96   10.375    29.98
-----------                                                                                          -----------
SFED       SFS Bancorp, Inc.                 Schenectady        NY      MA      SAIF        NASDAQ     06/30/95   13.250    17.12
-----------
PEEK       Peekskill Financial Corp.         Peekskill          NY      MA      SAIF        NASDAQ     12/29/95   12.750    49.66
-----------                                                                                          -----------
SBFL       SB of the Finger Lakes, MHC       Geneva             NY      MA      SAIF        NASDAQ     11/11/94   16.250    29.01
---------------------------------------------
CTBK       Center Banks Incorporated         Skaneateles        NY      MA      BIF         NASDAQ     06/02/86   13.500    12.75
-----------                                                                     ----------
ESBK       Elmira Savings Bank (The)         Elmira             NY      MA      BIF         NASDAQ     03/01/85   16.938    11.96
-----------                                                                     ----------
CATB       Catskill Financial Corp.          Catskill           NY      MA      BIF         NASDAQ     04/18/96   10.750    56.24
-----------                                                                     ----------           -----------
YFCB       Yonkers Financial Corporation     Yonkers            NY      MA      SAIF        NASDAQ     04/18/96   10.313    36.83
-----------                                                                                          -----------
FIBC       Financial Bancorp, Inc.           Long Island City   NY      MA      SAIF        NASDAQ     08/17/94   16.250    29.19
-----------
PHFC       Pittsburgh Home Financial Corp    Pittsburgh         PA      MA      SAIF        NASDAQ     04/01/96   10.500    22.91
-----------                                                                                          -----------
LARL       Laurel Capital Group, Inc.        Allison Park       PA      MA      SAIF        NASDAQ     02/20/87   15.500    23.45
-----------
GDVS       Greater Delaware Valley SB,MHC    Broomall           PA      MA      SAIF        NASDAQ     03/03/95    9.500    31.09
---------------------------------------------
WVFC       WVS Financial Corporation         Pittsburgh         PA      MA      SAIF        NASDAQ     11/29/93   20.375    35.39
-----------
CVAL       Chester Valley Bancorp Inc.       Downingtown        PA      MA      SAIF        NASDAQ     03/27/87   18.500    29.04
-----------
FKFS       First Keystone Financial          Media              PA      MA     SAIF         NASDAQ     01/26/95   16.750    21.65
-----------
HARL       Harleysville Savings Bank         Harleysville       PA      MA     SAIF         NASDAQ     08/04/87   17.500    22.57
-----------
FFFD       North Central Bancshares, Inc.    Fort Dodge         IA      MW     SAIF         NASDAQ     03/21/96   11.625    46.63
-----------                                                                                          -----------
DFIN       Damen Financial Corp.             Schaumburg         IL      MW     SAIF         NASDAQ     10/02/95   11.250    42.19
-----------                                                                                          -----------
CBK        Citizens First Financial Corp.    Normal             IL      MW     SAIF         AMSE       05/01/96   10.750    30.29
-----------                                                                                          -----------
NEIB       Northeast Indiana Bancorp         Huntington         IN      MW     SAIF         NASDAQ     06/28/95   12.500    25.77
-----------
LSBI       LSB Financial Corp.               Lafayette          IN      MW     BIF          NASDAQ     02/03/95   15.750    14.45
-----------                                                                    ------------
MARN       Marion Capital Holdings           Marion             IN      MW     SAIF         NASDAQ     03/18/93   20.500    39.64
-----------
CBCO       CB Bancorp, Inc.                  Michigan City      IN      MW     SAIF         NASDAQ     12/28/92   17.500    20.57
-----------
MFBC       MFB Corp.                         Mishawaka          IN      MW     SAIF         NASDAQ     03/25/94   16.000    31.58
-----------
CBIN       Community Bank Shares             New Albany         IN      MW     SAIF         NASDAQ     04/10/95   13.250    26.28
-----------
FFED       Fidelity Federal Bancorp          Evansville         IN      MW     SAIF         NASDAQ     08/31/87   10.250    25.57
FBCV       1ST Bancorp                       Vincennes          IN      MW     SAIF         NASDAQ     04/07/87   29.000    19.33
-----------
PFDC       Peoples Bancorp                   Auburn             IN      MW     SAIF         NASDAQ     07/07/87   19.250    45.15
-----------
LARK       Landmark Bancshares, Inc.         Dodge City         KS      MW     SAIF         NASDAQ     03/28/94   16.000    30.62
-----------
SJSB       SJS Bancorp                       St. Joseph         MI      MW     SAIF         NASDAQ     02/16/95   20.000    19.65
WEFC       Wells Financial Corp.             Wells              MN      MW     SAIF         NASDAQ     04/11/95   12.250    26.80
-----------                                                                                          -----------
SMBC       Southern Missouri Bancorp, Inc    Poplar Bluff       MO      MW     SAIF         NASDAQ     04/13/94   13.750    23.71
-----------
CMRN       Cameron Financial Corp            Cameron            MO      MW     SAIF         NASDAQ     04/03/95   14.000    39.90
-----------
PULB       Pulaski Bank, Savings Bk, MHC     St. Louis          MO      MW     SAIF         NASDAQ     05/11/94   12.375    25.91
---------------------------------------------
GFED       Guaranty Federal SB, MHC          Springfield        MO      MW     SAIF         NASDAQ     04/10/95   10.250    32.03
---------------------------------------------
MBLF       MBLA Financial Corp.              Macon              MO      MW     SAIF         NASDAQ     06/24/93   21.250    29.15
-----------
CAPS       Capital Savings Bancorp, Inc.     Jefferson City     MO      MW     SAIF         NASDAQ     12/29/93   19.500    19.25
SMFC       Sho-Me Financial Corp.            Mt. Vernon         MO      MW     SAIF         NASDAQ     07/01/94   17.000    29.46
-----------
FFBZ       First Federal Bancorp, Inc.       Zanesville         OH      MW     SAIF         NASDAQ     07/13/92   23.500    18.44
-----------
MFFC       Milton Federal Financial Corp.    West Milton        OH      MW     SAIF         NASDAQ     10/07/94   13.375    30.21
-----------
SBCN       Suburban Bancorporation, Inc.     Cincinnati         OH      MW     SAIF         NASDAQ     09/30/93   16.750    24.80
-----------
EFBI       Enterprise Federal Bancorp        Lockland           OH       MW    SAIF        NASDAQ     10/17/94   12.750     26.38
-----------
OHSL       OHSL Financial Corp.              Cincinnati         OH       MW    SAIF        NASDAQ     02/10/93   20.000     24.35
-----------
FFHS       First Franklin Corporation        Cincinnati         OH       MW    SAIF        NASDAQ     01/26/88   14.250     16.61
WAYN       Wayne Savings & Loan Co. MHC      Wooster            OH       MW    SAIF        NASDAQ     06/25/93   19.750     29.54
---------------------------------------------
FFOH       Fidelity Financial of Ohio        Cincinnati         OH       MW    SAIF        NASDAQ     03/04/96    9.875      40.23
-----------                                                                                          -----------
GFCO       Glenway Financial Corp.           Cincinnati         OH       MW    SAIF        NASDAQ     11/30/90   19.750      22.62
WFCO       Winton Financial Corp.            Cincinnati         OH       MW    SAIF        NASDAQ     08/04/88   11.250      22.34
-----------
MWFD       Midwest Federal Financial         Baraboo            WI       MW    SAIF        NASDAQ     07/08/92   15.500      25.21
OSBF       OSB Financial Corp.               Oshkosh            WI       MW    SAIF        NASDAQ     07/01/92   22.875      25.41
FCBF       FCB Financial Corp.               Neenah             WI       MW    SAIF        NASDAQ     09/24/93   17.000      41.81
BSBC       Branford Savings Bank             Branford           CT       NE    BIF         NASDAQ     11/04/86    3.500      18.13
-----------                                                                    ---------
TBK        Tolland Bank                      Tolland            CT       NE    BIF         AMSE       12/19/86   10.375      12.01
-----------                                                                    ---------
IPSW       Ipswich Savings Bank              Ipswich            MA       NE    BIF         NASDAQ     05/26/93   10.000      11.81
-----------                                                                    ---------


FERGUSON & CO., LLP         EXHIBIT VI.1 - COMPARATIVES SELECTION
-------------------

                                                                           Deposit                           Current    Current
                                                                           Insurance                           Stock     Market
                                                                           Agency                              Price      Value
Ticker    Short Name                      City           State   Region    (BIP/SAIF)     Exchange    IPO Date  ($)        ($)
HPBC      Home Port Bancorp, Inc.          Nantucket      MA      NE        BIF            NASDAQ      08/25/88   14,250   26.25
----------                                                                 ---------------
HIFS      Hingham Instit. for Savings     Hingham        MA      NE        BIF            NASDAQ      12/20/88   14,625   18.98
----------                                                                 ---------------
NEBC      Northeast Bancorp               Portland       ME      NE        BIF            NASDAQ      08/19/87   12,750   15.45
----------                                                                 ---------------
NHTB      New Hampshire Thrift Bncshrs    New London     NH      NE        SAIF           NASDAQ      05/22/86    9,938   16.81
----------
POBS      Portsmouth Bank Shares          Portsmouth     NH      NE        BIF            NASDAQ      02/09/88   12,875   73.86
----------                                                                 ---------------
PLE       Pinnacle Bank                   Jasper         AL      SE        SAIF           AMSE        12/17/86   17,250   15.35
FTF       Texarkana First Financial Corp  Texarkana      AR      SE        SAIF           AMSE        07/07/95   15,625   31.00
----------                                                                                          -----------
NFSL      Newman Savings Bank, FSB        Newman         GA      SE        SAIF           NASDAQ      03/01/86   22,000   32.08
FLAG      FLAG Financial Corp.            LaGrange       GA      SE        SAIF           NASDAQ      12/11/86   11,250   22.90
----------
CFTP      Community Federal Bancorp       Tupelo         MS      SE        SAIF           NASDAQ      03/26/96   13,125   60.75
----------                                                                                          -----------
GSPC      Green Street Financial Corp.    Fayetteville   NC      SE        SAIF           NASDAQ      04/04/96   13,375   57.49
----------                                                                                          -----------
UFRM      United Federal Savings Bank     Rocky Mount    NC      SE        SAIF           NASDAQ      07/01/80    7,750   23.75
SOPN      First Savings Bancorp, Inc.     Southern Pines NC      SE        SAIF           NASDAQ      01/06/94   17,000   63.65
----------
CFFC      Community Financial Corp.       Staunton       VA      SE        SAIF           NASDAQ      03/30/88   20,500   26.08
----------
MERI      Meritrust Federal SB            Thibodaux      LA      SW        SAIF           NASDAQ            NA   31,500   24,39
----------
JXVL      Jacksonville Bancorp, Inc.      Jacksonville   TX      SW        SAIF           NASDAQ      04/01/96   11,000   29.09
----------                                                                                           ----------
FBHC      Fort Bend Holding Corp.         Rosenberg      TX      SW        SAIF           NASDAQ      06/30/93   17,000   13.93
----------
PCCI      Pacific Crest Capital           Agoura Hills   CA      WE        BIF            NASDAQ            NA    8,250   24.42
----------                                                                 ---------------
RVSB      Riverview Savings Bank, MHC     Camas          WA      WE        SAIF           NASDAQ      10/26/93   15,000   32.94
-----------------------------------------

Maximum                                                                                                          31,500   73.86
Minimum                                                                                                           3,500    9.27
Average                                                                                                          14,802   28.45
Median                                                                                                           13,875   26.00

SOURCE:  SNL & F&C CALCULATIONS        3

FERGUSON & CO., LLP      EXHIBIT VI.1 - COMPARATIVES SELECTION
-------------------

                                                                                      Tangible                     ROAA     ROAA
            Price/   Price/   Current    Current           Current    Total  Equity/   Equity/    Core    Core   Before   Before
               LTM     Core    Price/   Price/ T   Price/  Dividend Assets   Assets   T Assets     EPS     EPS    Extra    Extra
          Core EPS      EPS  Bk Value   Bk Value   Assets  Yield     ($000)      (%)       (%)     ($)     ($)      (%)      (%)
Ticker         (x)      (x)       (%)        (%)      (%)    (%)        MRQ      MRQ       MRQ     LTM     MRQ      LTM      MRQ
IFSB         18.59    13.94     53.94      62.23     3.67    3.03   252,970     6.80      5.95    0.39    0.13     0.43     0.29
--------
HRBF         23.41    16.09     81.28      81.28    11.24    3.11   201,030    13.82     13.82    0.55    0.20     0.56     0.64
--------
WSB          11.90    11.36    100.60     100.60     8.28    2.00   254,968     8.22      8.22    0.42    0.11     0.94     0.80
--------
LFED         16.82    14.81    107.71     107.71    17.62    4.70   266,658    16.35     16.35    0.81    0.23     1.03     1.17
--------
EQSB          7.83     7.21    103.64     103.64     5.49       -   267,776     5.30      5.30    3.13    0.85     0.78     0.81
WYNE            NA       NA     76.03      76.03    13.17       -   211,717    17.32     17.32      NA      NA       NA     0.60
----------------------------
FBER            NA       NA     72.24      72.24    12.43       -   252,173    17.21     17.21      NA      NA       NA     0.77
----------------------------
LFBI            NA    17.29     72.05      78.13    11.18    0.96   282,232    15.52     14.49      NA    0.15       NA     0.60
-------------------
SFED         15.59    13.80     76.86      76.86    10.42    1.81   164,366    13.56     13.56    0.85    0.24     0.69     0.71
--------
PEEK            NA    17.71     87.45      87.45    27.32    2.82   191,323    31.24     31.24      NA    0.18     1.27     1.46
-------------------
SBFL            NA       NM    143.68     143.68    14.69    2.46   197,438    10.23     10.23      NA   (0.03       NA     0.21
----------------------------
CTBK         10.31    12.50     82.27      82.27     5.78    1.78   220,373     7.03      7.03    1.31    0.27     0.57     0.48
--------
ESBK         41.31    42.34     86.07      90.10     5.36    3.78   223,165     6.23      5.97    0.41    0.10     0.15     0.14
--------
CATB            NA       NA        NA         NA       NA       -   231,164    12.75     12.75      NA      NA       NA     0.93
----------------------------
YFCB            NA       NA     75.11      75.11    15.17    1.94   242,826    20.19     20.19      NA      NA       NA     1.04
----------------------------
FIBC         19.35    14.51    111.30         NA    11.12    1.85   262,497     9.99        NA    0.84    0.28     0.66     0.79
--------
PHFC            NA       NA     75.38      75.38    12.45    1.91   184,002    16.52     16.52      NA      NA       NA     0.78
----------------------------
LARL          9.23     8.81    111.19     111.19    11.90    2.84   196,947    10.71     10.71    1.68    0.44     1.39     1.39
--------
GDVS         38.00       NM    110.21     110.21    13.40    3.79   231,971    12.16     12.16    0.25   (0.02)    0.31    (0.31)
--------
WVFC         10.72    11.85    103.95     103.95    13.63    1.96   259,622    13.11     13.11    1.90    0.43     1.51     1.24
--------
CVAL         12.59    12.50    113.57     113.57    10.64    2.38   272,932     9.37      9.37    1.47    0.37     0.91     0.88
--------
FKFS         12.32     9.52     94.47      94.47     7.45       -   290,549     7.89      7.89    1.36    0.44     0.56     0.78
--------
HARL          9.78     8.58    113.78     113.78     7.57    2.29   298,172     6.65      6.65    1.79    0.51     0.81     0.91
--------
FFFD            NA    11.18     83.63      83.63    24.00    2.15   194,283    28.69     28.69      NA    0.26     1.64     2.09
-------------------
DFIN            NA    17.58     81.23      81.23    18.81    2.13   237,296    23.16     23.16      NA    0.16     0.89     1.06
-------------------
CBK             NA       NA     74.50      74.50    12.22       -   247,882    16.41     16.41      NA      NA     0.53     0.59
----------------------------
NEIB         15.63    13.02     88.46      88.46    16.72    2.40   154,128    18.90     18.90    0.80    0.24     1.19     1.25
--------
LSBI         21.00       NM     81.86      81.86     8.53    2.03   172,006     9.64      9.64    0.75   (0.18)    0.52    (0.37)
--------
MARN         16.80    15.53     95.48      95.48    22.30    3.90   177,767    23.35     23.35    1.22    0.33     1.41     1.41
--------
CBCO          8.33     7.81    106.45     106.45    10.51       -   195,658     9.87      9.87    2.10    0.56     1.38     1.42
--------
MFBC         23.19    19.05     83.81      83.81    15.00    1.50   210,559    17.90     17.90    0.69    0.21     0.73     0.82
--------
CBIN         14.25    13.25    101.92     101.92    11.26    2.57   233,347    11.05     11.05    0.93    0.25     0.88     0.89
--------
FFED         10.25    21.35    178.88     178.88     9.75    7.81   262,216     5.45      5.45    1.00    0.12     1.18     0.89
FBCV            NM       NM     88.96      88.96     7.34    1.38   263,483     8.25      8.25   (0.55)  (0.05)    2.05     0.52
----------------------------
PFDC         11.26    10.94    104.28     104.28    16.24    3.12   277,958    15.58     15.58    1.71    0.44     1.45     1.46
--------
LARK         19.05    16.00     92.65      92.65    15.28    2.50   200,469    16.49     16.49    0.84    0.25     0.93     0.96
--------
SJSB         22.22    27.78    111.73     111.73    13.04    2.20   150,752    11.67     11.67    0.90    0.18     0.63     0.46
WEFC            NA    13.92     91.35      91.35    13.66       -   196,184    14.95     14.95      NA    0.22     0.81     1.02
-------------------
SMBC         18.84    13.75     89.23      89.23    14.63    3.64   161,992    16.40     16.40    0.73    0.25     0.87     1.13
--------
CMRN         14.29    14.00     86.10      86.10    22.69    2.00   175,841    26.35     26.35    0.98    0.25     1.60     1.56
--------
PULB         19.96    17.19    114.37     114.37    14.44    6.17   179,406    12.63     12.63    0.62    0.18     0.84     0.95
--------
GFED            NA    64.06    117.95     117.95    17.26       -   185,546    14.64     14.64      NA    0.04     1.02     2.02
-------------------
MBLF         22.14    20.43    102.76     102.76    14.94    1.88   195,074    14.54     14.54    0.96    0.26     0.70     0.73
--------
CAPS         10.77    10.60     95.87      95.87    10.00    1.85   202,554    10.43     10.43    1.81    0.46     0.95     0.92
SMFC         13.93    11.49     86.78      86.78    10.52       -   280,027    10.99     10.99    1.22    0.37     0.85     0.88
--------
FFBZ         10.31     8.77    139.55     139.71    10.37    1.87   177,778     7.89      7.88    2.28    0.67     1.14     1.32
--------
MFFC         19.96    20.90     89.70      89.70    16.98    3.89   178,289    18.93     18.93    0.67    0.16     1.04     0.88
--------
SBCN         21.75    34.90     95.82      95.82    12.58    3.58   197,137    13.01     13.01    0.77    0.12     0.39    (0.41)
--------
EFBI         19.32    18.75     84.49      84.66    13.07       -   203,431    15.47     15.44    0.66    0.17     1.03     0.91
--------
OHSL         13.42    13.16     95.51      95.51    11.65    3.80   209,037    12.20     12.20    1.49    0.38     0.95     0.93
--------
FFHS         13.57    13.19     81.85      82.70     7.67    2.25   216,508     9.37      9.28    1.05    0.27     0.62     0.61
--------
WAYN         19.95    17.03    127.42     127.42    11.80    4.46   250,266     9.26      9.26    0.99    0.29     0.62     0.70
--------
FFOH            NA    15.43     78.75      78.75    16.02    2.03   251,188    20.34     20.34      NA    0.16     0.87     1.01
-------------------
GFCO         14.85    13.34     85.42      87.51     8.26    3.28   273,890     9.67      9.46    1.33    0.37     0.56     0.53
WFCO         10.82     9.38    106.03     108.80     7.90    3.73   282,833     7.45      7.28    1.04    0.30     0.94     0.87
--------
MWFD         14.90    13.36    149.90     156.72    13.51    1.94   187,601     9.01      8.65    1.04    0.29     1.28     1.28
OSBF         28.24    14.30     80.94      80.94    10.17    2.80   250,003    12.56     12.56    0.81    0.40     0.21     0.73
FCBF         15.60    13.71     89.62      89.62    15.77    4.24   265,172    17.59     17.59    1.09    0.31     1.09     1.16
BSBC         15.22    14.58    147.06     147.06    12.89       -   178,121     8.75      8.75    0.23    0.06     0.86     0.96
--------
TBK           9.35     8.65     88.00      92.06     5.36       -   223,978     6.09      5.84    1.11    0.30     0.61     0.62
--------
IPSW          9.26    10.00    135.50     135.50     7.81    2.00   150,962     5.76      5.76    1.08    0.25     1.30     1.01
--------

SOURCE: SNL & F&C CALCULATIONS         4

FERGUSON & CO., LLP           EXHIBIT VI.1-COMPARATIVES SELECTION
-------------------

                                                                                 Tangible                           ROAA      ROAA
       Price/ Price/   Current    Current              Current   Total  Equity/   Equity/     Core       Core     Before    Before
        LTM     Core    Price/     Price/T   Price/   Dividend  Assets   Assets  T Assets      EPS        EPS      Extra     Extra
      Core EPS   EPS  Bk Value   Bk Value    Assets      Yield  ($000)      (%)       (%)      ($)        ($)        (%)       (%)
Ticker   (x)     (x)       (%)        (%)      (%)         (%)     MRQ      MRQ       MRQ      LTM        MRQ        LTM       MRQ
HPBC     8.64    8.69    136.63     136.63    14.55       5.61  180,451    10.65     10.65     1.65       0.41       1.79      1.75
------
HIFS    10.02    9.62    104.09     104.09    10.16       2.46  186,724     9.76      9.76     1.46       0.38       1.10      1.07
------
NEBC    17.23   19.92     93.00     110.77     7.03       2.51  218,187     8.48      7.36     0.74       0.16       0.68      0.56
------
NHTB    11.04   13.80     86.34      86.34     6.50       5.03  258,526     7.53      7.53     0.90       0.18       0.65      0.76
------
POBS    14.97   14.63    110.61     110.61    27.68       4.66  266,877    25.02     25.02     0.86       0.22       2.30      2.17
------
PLE     11.35   12.68    100.82     104.55     8.26       4.17  185,793     8.19      7.93     1.52       0.34       0.79      0.75
FTF        NA   10.28     92.02      92.02    18.97       2.88  163,391    20.61     20.61       NA       0.38       1.77      1.73
-------------
NFSL    11.96   13.10    171.07     172.14    19.81       2.00  160,656    11.58     11.51     1.84       0.42       1.89      1.87
FLAG    14.24   17.58    104.94     104.94    10.01       3.02  228,710     9.55      9.55     0.79       0.16       0.87      0.75
------
CFTP       NA   16.41     91.34      91.34    30.13       2.29  201,650    32.99     32.99       NA       0.20       1.29      1.68
-------------
GSFC       NA      NA     91.61      91.61    32.12       2.99  178,965    35.07     35.07       NA         NA         NA      1.78
---------------------
UFRM    13.84   19.38    115.16     115.16     9.30       2.58  255,485     8.08      8.08     0.56       0.10       0.79      0.64
SOPN    17.53   17.00     94.76      94.76    24.84       3.53  256,294    26.21     26.21     0.97       0.25       1.48      1.52
------
CFFC    12.65   11.92    116.94     116.94    16.42       2.54  158,835    14.04     14.04     1.62       0.43       1.31      1.38
------
MERI    11.62   11.41    140.63     140.63    10.68       1.91  228,419     7.59      7.59     2.71       0.69       1.01      0.98
------
JXVL       NA      NA     82.27      82.27    13.46       4.55  217,730    16.36     16.36       NA         NA       0.93      1.22
---------------------
FBHC    10.83   11.49     77.34      77.34     5.47       1.65  254,739     7.07      7.07     1.57       0.37       0.70      0.65
------
PCCI     8.97   12.13    104.30     104.30     8.41        -    290,443     8.06      8.06     0.92       0.17       1.31      1.04
RVSB    13.04   12.93    139.79     156.90    15.40       1.47  213,868    11.02      9.94     1.15       0.29       1.32      1.20
------

Maximum 41.31   64.06    178.88     178.88    32.12       7.81  298,172    35.07     35.07     3.13       0.85       2.30      2.17
Minimum  7.83    7.21     53.94      62.23     3.67        -    150,752     5.30      5.30    (0.55)     (0.18)      0.15     (0.41)
Average 15.48   15.36    100.51     101.33    13.17       2.38  220,165    13.58     13.56     1.11       0.27       0.99      0.95
Meridan 14.24   13.73     94.76      95.12    12.43       2.27  217,119    11.92     12.16     0.99       0.25       0.92      0.91

SOURCE: SNL & F&C CALCULATIONS              5

FERGUSON & CO., LLP          EXHIBIT VI.1 - COMPARATIVES SELECTION
-------------------

           ROACE   ROACE                                                        Borrow-               Loans
           Before  Before                     NPAs/   Loans/   Loans/ Deposits/   ings/     Loans Serviced/
            Extra   Extra  Merger   Current  Assets  Deposits  Assets    Assets  Assets  Serviced    Assets          Reasons
              (%)     (%) Target?   Pricing     (%)      (%)      (%)       (%)     (%)    ($000)       (%)              Not
Ticker        LTM     MRQ  (Y/N)       Date     MRQ      MRQ      MRQ       MRQ     MRQ       MRQ       MRQ         Selected
IFSB         6.58    4.34    N     08/20/96      NA    64.83    57.29     88.37    3.95       NA         NA         F
--------                                                      -------
HRBF         3.19    4.58    N     08/20/96    0.42    77.47    62.14     80.22    4.23      428       0.21         G
--------
WSB         12.56    9.78    N     08/20/96      NA    51.31    46.74     91.10    0.00       NA         NA         F
--------                                                      -------
LFED         6.32    7.07    N     08/20/96    0.01    65.08    53.02     81.46    0.29       -          -          A, F
--------                                                      -------
EQSB        14.98   15.35    N     08/20/96    0.77    89.65    70.02     78.10   15.81  111,512      41.64         SELECTED
                                                                                                                    --------
WYNE           NA    3.49    N     08/20/96      NA       NA       NA     80.97    0.94       NA         NA         C
--------
FBER           NA    4.59    N     08/20/96      NA       NA       NA     82.08    0.00       NA         NA         C
--------
LFBI           NA    3.88    N     08/20/96    1.57    46.04    38.75     84.16    0.00       NA         NA         C, E, F
--------                                     ------           -------

SFED         4.88    5.15    N     08/20/96    0.67    79.88    67.74     84.80    0.00    4,499       2.74         G
--------
PEEK         5.09    4.70    N     08/20/96    0.00    31.24    20.95     67.06    0.26       -          -          C, F
--------                                                      -------
SBFL           NA    1.93    N     08/20/96    1.42    57.99    43.39     74.81   13.88    2,420       1.23         A, D, F
--------                                                      -------
CTBK         8.15    6.83    N     08/20/96    1.01   100.01    82.94     82.93    7.47   20,964       9.51         B
--------
ESBK         2.40    2.21    N     08/20/96    0.74    78.70    72.79     92.49    0.29   30,059      13.47         B
--------
CATB           NA      NA    N     08/20/96      NA    61.33    52.55     85.68    0.00       -          -          B, C, F
--------                                                      -------
YFCB           NA    5.13    N     08/20/96    1.27    44.95    35.54     79.07    0.41   14,110       5.81         C, F
--------                                                      -------
FIBC         5.76    7.61    N     08/20/96      NA       NA       NA     76.44   12.57   11,877       4.52         G
--------
PHFC           NA      NA    N     08/20/96    1.30   109.74    68.52     62.43   18.48       -          -          C
--------
LARL        13.29   13.02    N     08/20/96    0.62    89.30    74.67     83.62    3.21    1,107       0.56         G
--------
GDVS         2.50   (2.53)   N     08/20/96    3.31    69.90    57.86     82.77    4.67    1,257       0.54         A, E, F
--------                                     ------           -------
WVFC        10.19    8.93    N     08/20/96    0.38    88.37    58.15     65.80   18.74      724       0.28         G
--------
CVAL         9.88    9.49    N     08/20/96    0.86    99.31    83.04     83.61    5.31   22,210       8.14         G
--------
FKFS         6.48    9.53    N     08/20/96    2.53    76.07    58.03     76.29   13.64  129,023      44.41         E, F
--------                                     ------           -------
HARL        11.83   13.35    N     08/20/96    0.00    93.76    75.15     80.15   11.53   14,924       5.01         G
--------
FFFD           NA    7.27    N     08/20/96      NA   122.24    81.18     66.41    4.05       NA         NA         C
--------
DFIN           NA    4.47    N     08/20/96    0.20    72.59    38.40     52.90   22.76       89       0.04         C, F
--------                                                      -------
CBK            NA    5.06    N     08/20/96    0.22    99.19    81.84     82.50    0.00   80,317      32.40         C
--------
NEIB         5.46    6.41    N     08/20/96    0.25   181.76    87.55     48.17   32.44    2,096       1.36         G
--------
LSBI         4.62   (3.67)   N     08/20/96    1.60   133.04    88.46     66.49   23.68   29,774      17.31         B, E
--------                                     ------
MARN         5.86    5.95    N     08/20/96    1.07   114.98    81.67     71.03    3.51   33,556      18.88         G
--------
CBCO        14.66   14.93    N     08/20/96      NA    71.75    46.98     65.49   22.53    2,103       1.07         F
--------                                                      -------
MFBC         3.69    4.43    N     08/20/96      NA    90.34    66.06     73.12    8.31       -          -          G
--------
CBIN         7.36    7.68    N     08/20/96    0.05    67.24    54.51     81.08    7.23   50,939      21.83         F
--------                                                      -------
FFED        23.76   17.01    N     08/20/96    0.15   119.55    82.84     69.29   24.02   58,854      22.44         SELECTED
                                                                                                                    --------
FBCV        29.45    6.42    N     08/20/96    0.35   124.13    64.61     52.05   38.29   81,353      30.88         D
--------
PFDC         9.51    9.53    N     08/20/96    0.31    95.12    79.88     83.98    0.00       -          -          G
--------
LARK         5.45    5.71    N     08/20/96      NA    80.06    58.85     73.50    8.68       NA         NA         F
--------                                                      -------
SJSB         5.00    3.84    N     08/20/96    0.29    85.71    62.16     72.52   14.63   48,928      32.46         SELECTED
                                                                                                                    --------
WEFC         5.96    6.88    N     08/20/96    0.39   112.44    85.21     75.78    8.16       NA         NA         C
--------
SMBC         4.98    6.84    N     08/20/96    0.97    75.57    56.86     75.24    7.13       -          -          F
--------                                                      -------
CMRN         5.77    5.88    N     08/20/96    0.37   120.70    84.60     70.09    1.85       -          -          G
--------
PULB         6.94    7.52    N     08/20/96    0.45    96.13    81.14     84.40    1.67   15,419       8.59         A
--------
GFED         7.11   14.02    N     08/20/96    0.07    84.49    71.40     84.51    0.00   10,292       5.55         A
--------
MBLF         4.83    5.11    N     08/20/96    0.33   120.17    53.77     44.75   40.06       -          -          F
--------                                                      -------
CAPS         8.96    8.68    N     08/20/96    0.18   104.64    77.82     74.37   13.82   48,637      24.01         SELECTED
                                                                                                                    --------
SMFC         6.89    7.66    N     08/20/96    0.06   144.78    87.30     60.30   27.79   11,650       4.16         G
--------
FFBZ        15.12   16.84    N     08/20/96    0.50   120.60    88.56     73.43   17.74    9,000       5.40         G
--------
MFFC         4.80    4.54    N     08/20/96    0.19    88.56    63.31     71.49    9.00       -          -          G
--------
SBCN         2.95   (3.08)   N     08/20/96    0.20   120.37    77.06     64.02   21.65   19,487       9.89         G
--------
EFBI         5.52    5.88    N     08/20/96    0.01    93.54    64.24     68.68   14.75       -          -          G
--------
OHSL         7.55    7.54    N     08/20/96    0.03    90.81    71.69     78.95    8.12   22,530      10.78         G
--------
FFHS         6.56    6.46    N     08/20/96    0.43    77.85    67.72     86.99    3.34   56,988      26.32         SELECTED
                                                                                                                    --------
WAYN         6.73    7.44    N     08/20/96    0.41    98.52    83.53     84.78    5.64   40,263      16.09         A
--------
FFOH           NA    4.94    N     08/20/96    0.55   104.31    76.61     73.44    5.60    1,637       0.65         C
--------
GFCO         5.82    5.53    N     08/20/96    0.51    97.14    78.61     80.93    7.14   71,299      26.03         SELECTED
                                                                                                                    --------
WFCO        12.39   11.34    N     08/20/96    0.40   111.61    84.94     76.11   15.69       -          -          G
--------
MWFD        13.41   13.81    N     08/20/96    0.19    90.34    72.82     80.61    9.20   51,612      27.51         SELECTED
                                                                                                                    --------
OSBF         1.63    5.77    N     08/20/96    0.22   105.38    68.04     64.57   20.89  102,296      40.92         SELECTED
                                                                                                                    --------
FCBF         5.71    6.45    N     08/20/96    0.12   144.18    83.42     57.86   21.59  121,510      45.82         SELECTED
                                                                                                                    --------
BSBC        10.00   10.97    N     08/20/96    2.05    80.64    71.11     88.19    1.68       -          -          B, E
--------                                     ------
TBK          9.94    9.85    N     08/20/96    5.06    76.35    67.68     88.64    5.07    3,375       1.51         B, E
--------                                     ------
LPSW        21.10   16.74    N     08/20/96    2.00    91.05    73.33     80.54   11.92   57,450      38.06         B, E
--------                                     ------

SOURCE: SNL & F&C CALCULATIONS           6

FERGUSON & CO., LLP           EXHIBIT VI.I - COMPARATIVES SELECTION
-------------------

         ROACE     ROACE                                                                 Borrow-                  Loans
        Before    Before                          NPAs/      Loans/  Loans/  Deposits/      ings       Loans  Serviced/
         Extra     Extra     Merger    Current   Assets    Deposits  Assets     Assets    Assets    Serviced     Assets    Reasons
           (%)       (%)     Target    Pricing      (%)         (%)     (%)        (%)       (%)      ($000)        (%)        Not
Ticker     LTM       MRQ      (Y/N)       Date      MRQ         MRQ     MRQ        MRQ       MRQ         MRQ        MRQ   Selected
HPBC     15.72     15.97        N     08/20/96     0.04      123.84   81.13      65.51     22.98      70,563      39.10   B
------
HIFS     10.64     10.68        N     08/20/96     0.51       96.01   74.03      77.11     12.05       7,737       4.14   B
------
NEBC      8.10      6.42        N     08/20/96       NA      114.79   77.14      67.20     22.23          NA         NA   B
------
NHTB      8.48      9.94        N     08/20/96     1.41      106.81   82.76      77.48     14.16      49,377      19.10   G
------
POBS      9.38      9.07        N     08/20/96     0.18       43.49   32.18      73.99      0.00        -           -     B,F
------                                                               -------
PLE      10.34      9.69        N     08/20/96     0.22       73.16   64.66      88.38      2.02      99,754      53.69   SELECTED
                                                                                                                          --------
FTF         NA      8.41        N     08/20/96     0.24      101.29   78.98      77.98      0.00      24,376      14.92   C
------
NFSL     17.69     16.31        N     08/20/96     0.67      101.67   80.73      79.40      8.12     128,873      80.22   SELECTED
                                                                                                                          --------
FLAG      9.27      7.88        N     08/20/96     3.56       89.84   69.21      77.04     11.11          NA         NA   E
------                                            ------
CFTP        NA      5.08        N     08/20/96     0.46       87.42   56.57      64.72      0.00        -           -     C,F
------                                                               -------
GSFC        NA      7.37        N     08/20/96     0.20      106.74   68.06      63.77      0.00        -           -     C
------
UFRM     10.03      7.87        N     08/20/96       NA       78.46   66.48      84.73      3.91     480,008     187.88   SELECTED
                                                                                                                          --------
SOPN      5.68      5.83        N     08/20/96     0.03       92.50   67.30      72.76      0.17         782       0.31   G
------
CFFC      9.68      9.96        N     08/20/96     0.49      129.56   89.73      69.26     15.74      11,166       7.03   G
------
MERI     13.70     12.97        N     08/20/96     0.19       54.12   49.28      91.06      0.00      16,244       7.11   F
------                                                               -------
JXVL        NA      7.34        N     08/20/96     0.82       89.41   71.60      80.09      1.84      42,823      19.67   C
------
FBHC      9.62      9.12        N     08/20/96     1.21       50.22   40.39      80.43      8.80     241,959      94.98   F
------                                                               ------
PCCI     19.82     13.03        N     08/20/96     2.76       68.49   62.44      91.16      0.00        -           -     B,E
------                                           --------
RVSB     12.07     10.75        N     08/20/96     0.22       85.77   63.85      74.44     13.57     101,645      47.53   A
------

Maximum  29.45     17.01                           5.06      181.76   89.73      92.49     40.06     480,008     187.88
Minimum   1.63     (3.67)                           -         31.2A   20.95      44.73       -          -           -
Average   9.07      7.83                           0.74       91.90   67.81      75.60      9.53      38,178      16.91
Median    7.55      7.36                           0.41       90.34   69.21      77.08      7.35      12,994       5.68

SOURCE: SNL & F&C CALCULATIONS          7

FERGUSON & CO., LLP             EXHIBIT V1.2-COMPARATIVES SELECTED
-------------------

                                                                                     Deposit
                                                                                     Insurance
                                                                                     Agency
Ticker   Short Name                             City                State   Region   (BIF/SAIF)    Exchange
CAPS     Capital Savings Bancorp, Inc           Jefferson City      MO      MW       SAIF          NASDAQ
EQSB     Equitable Federal Savings Bank         Wheaton             MD      MA       SAIF          NASDAQ
FCBF     FCB Financial Corp.                    Neenah              WI      MW       SAIF          NASDAQ
FFED     Fidelity Federal Bancorp               Evansville          IN      MW       SAIF          NASDAQ
FFHS     First Franklin Corporation             Cincinnati          OH      MW       SAIF          NASDAQ
GFCO     Glenway Financial Corp.                Cincinnati          OH      MW       SAIF          NASDAQ
MWFD     Midwest Federal Financial              Baraboo             WI      MW       SAIF          NASDAQ
NFSL     Newnan Savings Bank, FSB               Newnan              GA      SE       SAIF          NASDAQ
OSBF     OSB Financial Corp.                    Oshkosh             WI      MW       SAIF          NASDAQ
PLE      Pinnacle Bank                          Jasper              AL      SE       SAIF          NASDAQ
SJSB     SJS Bancorp                            St. Joseph          MI      MW       SAIF          NASDAQ
UFRM     United Federal Savings Bank            Rocky Mount         NC      SE       SAIF          NASDAQ

Maximum
Minimum
Average
Median

SOURCE: SNL & F & C CALCULATIONS

FERGUSON & CO., LLP            EXHIBIT V1.2-COMPARATIVER SELECTED
-------------------


                     Current      Current       Price/      Price/       Current       Current                 Current        Total
                       Stock       Market         LTM        Core         Price/       Price/T     Price/     Dividend       Assets
                        Price       Value )  Core EPS         EPS      Bk Value       Bk Value     Assets        Yield       ($000)
Ticker    IPO Date        ($)        ($M)         (x)         (x)           (%)            (%)         (%)         (%)          MRQ
CAPS      12/29/93     19.500      19.25        10.77       10.60         95.87          95.87       10.00        1.85      202,554
EQSB      09/10/93     24.500      14.70         7.83        7.21        103.64         103.64        5.49         -        267,776
FCBF      09/24/93     17.000      41.81        15.60       13.71         89.62          89.62       15.77        4.24      265,172
FFED      08/31/87     10.250      25.57        10.25       21.35        178.88         178.88        9.75        7.81      262,216
FFHS      01/26/88     14.250      16.61        13.57       13.19         81.85          82.70        7.67        2.25      216,508
GFCO      11/30/90     19.750      22.62        14.85       13.34         85.42          87.51        8.26        3.28      273,890
MWFD      07/08/92     15.500      25.21        14.90       13.36        149.90         156.72       13.51        1.94      187,601
NFSL      03/01/86     22.000      32.08        11.96       13.10        171.07         172.14       19.81        2.00      160,656
OSBF      07/01/92     22.875      25.41        28.24       14.30         80.94          80.94       10.17        2.80      250,003
PLE       12/17/86     17.250      15.35        11.35       12.68        100.82         104.55        8.26        4.17      185,793
SJSB      02/16/95     20.000      19.65        22.22       27.78        111.73         111.73       13.04        2.20      150,752
UFRM      07/01/80      7.750      23.75        13.84       19.38        115.16         115.16        9.30        2.58      255,485

Maximum                24.500      41.81        28.24       27.78        178.88         178.88       19.81        7.81      273,890
Minimum                 7.750      14.70         7.83        7.21         80.94          80.94        5.49         -        150,752
Average                17.552      23.50        14.62       15.00        113.74         114.96       10.92        2.92      223,201
Median                 18.375      23.19        13.71       13.35        102.23         104.10        9.88        2.41      233,256

SOURCE: SNL & F & C CALCULATIONS

FERGUSON & CO., LLP             EXHIBIT V1.2-COMPARATIVES SELECTED
-------------------



                           Tangible                      ROAA      ROAA       ROACE     ROACE
               Equity/      Equity/      Core    Core    Before    Before     Before    Before
                Assets     T Assets       EPS     EPS     Extra     Extra      Extra     Extra    Merger     Current
                   (%)          (%)       ($)     ($)       (%)       (%)        (%)       (%)    Target?    Pricing
Ticker          MRQ             MRQ       LTM     MRQ       LTM       MRQ        LTM       MRQ     (Y/N)        Date
CAPS            10.43           10.43     1.81    0.46      0.95      0.92     8.96      8.68        N      08/20/96
EQSB             5.30            5.30     3.13    0.85      0.78      0.81    14.98     15.35        N      08/20/96
FCBF            17.59           17.59     1.09    0.31      1.09      1.16     5.71      6.45        N      08/20/96
FFED             5.45            5.45     1.00    0.12      1.18      0.89    23.76     17.01        N      08/20/96
FFHS             9.37            9.28     1.05    0.27      0.62      0.61     6.56      6.46        N      08/20/96
GFCO             9.67            9.46     1.33    0.37      0.56      0.53     5.82      5.53        N      08/20/96
MWFD             9.01            8.65     1.04    0.29      1.28      1.28    13.41     13.81        N      08/20/96
NFSL            11.58           11.51     1.84    0.42      1.89      1.87    17.69     16.31        N      08/20/96
OSBF            12.56           12.56     0.81    0.40      0.21      0.73     1.63      5.77        N      08/20/96
PLE              8.19            7.93     1.52    0.34      0.79      0.75    10.34      9.69        N      08/20/96
SJSB            11.67           11.67     0.90    0.18      0.63      0.46     5.00      3.84        N      08/20/96
UFRM             8.08            8.08     0.56    0.10      0.79      0.64    10.03      7.87        N      08/20/96

Maximum         17.59          17.591     3.13    0.85      1.89      1.87    23.76     17.01
Minimum          5.30            5.30     0.56    0.10      0.21      0.46     1.63      3.84
Average          9.91            9.83     1.34    0.34      0.90      0.89    10.32      9.73
Median           9.52            9.37     1.07    0.33      0.79      0.78     9.50      8.28

SOURCE: SNL & F & C CALCULATIONS

FERGUSON & CO.,LLP          EXHIBIT V1.2-COMPARATIVES SELECTED
------------------



                                                                          Loans         Loans        Loans
            NPAs/     Loans/      Loans/      Deposit    Borrowings/     Serviced      Serviced/    Serviced/
           Assets    Deposits     Assets      Assets       Assets       For Others      Assets       Assets
             (%)       (%)          (%)         (%)          (%)          ($000)         (%)          Rank
Ticker       MRQ       MRQ          MRQ         MRQ          MRQ            MRQ          MRQ          MRQ
CAPS         0.18     104.64        77.82      74.37        13.82          48,637       24.01          11
EQSB         0.77      89.65        70.02      78.10        15.81         111,512       41.64           5
FCBF         0.12     144.18        83.42      57.86        21.59         121,510       45.82           4
FFED         0.15     119.55        82.84      69.29        24.02          58,854       22.44          12
FFHS         0.43      77.85        67.72      86.99         3.34          56,988       26.32           9
GFCO         0.51      97.14        78.61      80.93         7.14          71,299       26.03          10
MWFD         0.19      90.34        72.82      80.61         9.20          51,612       27.51           8
NFSL         0.67     101.67        80.73      79.40         8.12         128,873       80.22           2
OSBF         0.22     105.38        68.04      64.57        20.89         102,296       40.92           6
PLE          0.22      73.16        64.66      88.38         2.02          99,754       53.69           3
SJSB         0.29      85.71        62.16      72.52        14.63          48,928       32.46           7
UFRM           NA      78.46        66.48      84.73         3.91         480,000      187.88           1

Maximum      0.77     144.18        83.42      88.38        24.02         480,008      187.88
Minimum      0.12      73.16        62.16      57.86         2.02          48,637       22.44
Average      0.34      97.31        72.94      76.48        12.04         115,023       50.75
Median       0.22      93.74        71.42      78.75        11.51          85,527       36.69

SOURCE: SNL & F & C CALCULATIONS

                                  EXHIBIT VII

FERGUSON & CO., LLP                EXHIBIT VII
-------------------
                             PRO FORMA ASSUMPTIONS


     1. Net proceeds from the conversion were invested at the beginning of the period at 5.70%, which was the approximate rate on the one-year treasury bill on September 30, 1996. This rate was selected because it is considered more representative of the rate the Bank is likely to earn.

     2. Home Savings' ESOP will acquire 8% of the conversion stock with loan proceeds obtained from the Holding Company; therefore, there will be no interest expense. We assumed that the ESOP expense is 10% annually of the initial ESOP purchase.

     3. Home Savings' RP will acquire 4% of the stock through open market purchases at $15 per share and the expense is recognized ratably over five years as the shares vest.

     4. All pro forma income and expense items are adjusted for income taxes at a combined state and federal rate of 38.5%.

     5. In calculating the pro forma adjustments to net worth, the ESOP and RP are deducted in accordance with generally accepted accounting principles.

     6. Earnings per share calculations have ignored AICPA SOP 93-6. Calculating earnings per share under SOP 93-6 and assuming 10% of the ESOP shares are committed to be released and allocated to the individual accounts at the beginning of the period would yield earnings per share of $1.35, $1.20, $1.08, and $.99, and price to earnings ratios of 11.12, 12.54, 13.85, and 15.23, at the minimum, midpoint, maximum, and supermaxi-mum of the range, respectively.

FERGUSON & CO., LLP
-------------------

                                  EXHIBIT VII
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE MINIMUM OF THE CONVERSION VALUATION RANGE
                     VALUATION DATE AS OF OCTOBER 18, 1996

HOME SAVINGS BANK, SSB, WASHINGTON, NC
---------------------------------------------------
1.   Conversion Proceeds
     Pro Forma Market Value                                      $  26,775,000
     Less:  Estimated Expenses                                        (979,000)
                                                                 --------------
     Net Conversion Proceeds                                     $  25,796,000

2.   Estimated Additional Income From Conversion Proceeds
     Net Conversion Proceeds                                     $  25,796,000
     Less:  ESOP Contributions                                      (2,142,000)
            RP Contributions                                        (1,071,000)
                                                                 --------------
     Net Conversion Proceeds after ESOP & RP                     $  22,583,000
     Estimated Incremental Rate of Return(1)                             3.51%
                                                                 --------------
     Estimated Additional Income                                 $     791,647
     Less:  ESOP Expense                                              (131,733)
            RP Expense                                                (131,733)
                                                                 --------------
                                                                 $     528,181
                                                                 ==============

3.   Pro Forma Calculations

                                      Before      Conversion      After
     Period                         Conversion     Results      Conversion
                                  ------------------------------------------
a.   Pro Forma Earnings
     Twelve Months Ended
     September 30, 1996           $   1,707,000  $    528,181   $    2,235,181

b.   Pro Forma Net Worth
     September 30, 1996           $  18,347,000  $ 22,583,000   $   40,930,000

c.   Pro Forma Net Assets
     September 30, 1996           $ 194,139,000  $ 22,583,000   $  216,722,000


(1) Assumes Proceeds can be reinvested at 5.70 percent and earnings taxed at a rate of 38.5 percent.

FERGUSON & CO., LLP
-------------------


                                  EXHIBIT VII
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE MIDPOINT OF THE CONVERSION VALUATION RANGE
                     VALUATION DATE AS OF OCTOBER 18, 1996

Home Savings Bank, SSB, Washington, NC
---------------------------------------------------
1.   Conversion Proceeds
     Pro Forma Market Valuation                                  $  31,500,000
     Less:  Estimated Expenses                                      (1,060,000)
                                                                 --------------
     Net Conversion Proceeds                                     $  30,440,000


2.   Estimated Additional Income From Conversion Proceeds
     Net Conversion Proceeds                                     $  30,440,000
     Less:  ESOP Contributions                                      (2,520,000)
            RP Contributions                                        (1,260,000)
                                                                 --------------
     Net Conversion Proceeds after ESOP & RP                     $  26,660,000
     Estimated Incremental Rate of Return(1)                             3.51%
                                                                 --------------
     Estimated Additional Income                                 $     934,566
     Less:  ESOP Expense                                              (154,980)
            RP Expense                                                (154,980)
                                                                 --------------
                                                                 $     624,606
                                                                 ==============

3.   Pro Forma Calculations

                                      Before      Conversion      After
     Period                         Conversion     Results      Conversion
                                ----------------------------------------------
a.   Pro Forma Earnings
     Twelve Months Ended
     September 30, 1996         $   1,707,000    $     624,606  $   2,331,606

b.   Pro Forma Net Worth
     September 30, 1996         $  18,347,000    $  26,660,000  $  45,007,000

c.   Pro Forma Net Assets
     September 30, 1996         $ 194,139,000    $  26,660,000  $ 220,799,000


(1) Assumes Proceeds can be reinvested at 5.70 percent and earnings taxed at a rate of 38.5 percent.

FERGUSON & CO., LLP
-------------------


                                  EXHIBIT VII
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE MAXIMUM OF THE CONVERSION VALUATION RANGE
                     VALUATION DATE AS OF OCTOBER 18, 1996

HOME SAVINGS BANK, SSB, WASHINGTON, NC
---------------------------------------------------
1.   Conversion Proceeds
     Pro Forma Market Valuation                                 $  36,225,000
     Less:  Estimated Expenses                                     (1,140,000)
                                                                --------------
     Net Conversion Proceeds                                    $  35,085,000

2.   Estimated Additional Income From Conversion Proceeds
     Net Conversion Proceeds                                    $  35,085,000
     Less:  ESOP Contributions                                     (2,898,000)
            RP Contributions                                       (1,449,000)
                                                                --------------
     Net Conversion Proceeds after ESOP & RP                    $  30,738,000
     Estimated Incremental Rate of Return(1)                            3.51%
                                                                --------------
     Estimated Additional Income                                $   1,077,521
     Less:  ESOP Expense                                             (178,227)
            RP Expense                                               (178,227)
                                                                --------------
                                                                $     721,067
                                                                ==============

3.   Pro Forma Calculations

                                      Before      Conversion      After
     Period                         Conversion     Results      Conversion
                               ------------------------------------------------
a.   Pro Forma Earnings
     Twelve Months Ended
     September 30, 1996        $    1,700,000    $     721,067  $    2,428,067

b.   Pro Forma Net Worth
     September 30, 1996        $   18,347,000    $  30,738,000  $   49,085,000

c.   Pro Forma Net Assets
     September 30, 1996        $  194,139,000    $  30,738,000  $  224,877,000

(1) Assumes Proceeds can be reinvested at 5.70 percent and earnings taxed at a rate of 38.5 percent.

FERGUSON & CO., LLP
-------------------


                                  EXHIBIT VII
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
               AT THE SUPERMAX OF THE CONVERSION VALUATION RANGE
                     VALUATION DATE AS OF OCTOBER 18, 1996

HOME SAVINGS BANK, SSB, WASHINGTON, NC
---------------------------------------------------
1.   Conversion Proceeds
     Pro Forma Market Valuation                                  $  41,658,750
     Less:  Estimated Expenses                                   $  (1,233,000)
                                                                 --------------
     Net Conversion Proceeds                                     $  40,425,750

2.   Estimated Additional Income From Conversion Proceeds
     Net Conversion Proceeds                                     $  40,425,750
     Less:  ESOP Contributions                                   $  (3,332,700)
            RP Contributions                                     $  (1,666,350)
                                                                 --------------
     Net Conversion Proceeds after ESOP & RP                     $  35,426,700
     Estimated Incremental Rate of Return(1)                             3.51%
                                                                 --------------
     Estimated Additional Income                                 $   1,241,883
     Less:  ESOP Expense                                         $    (204,961)
            RP Expense                                           $    (204,961)
                                                                 --------------
                                                                 $     831,961
                                                                 ==============

3.   Pro Forma Calculations

                                        Before      Conversion      After
     Period                           Conversion     Results      Conversion
                               ------------------------------------------------
a.   Pro Forma Earnings
     Twelve Months Ended
     September 30, 1996        $     1,707,000    $    831,961  $    2,538,961

b.   Pro Forma Net Worth
     September 30, 1996        $    18,347,000    $ 35,426,700  $   53,773,700

c.   Pro Forma Net Assets
     September 30, 1996        $   194,139,000    $ 35,426,700  $  229,565,700


(1) Assumes Proceeds can be reinvested at 5.70 percent and earnings taxed at a rate of 38.5 percent.

FERGUSON & CO., LLP

                     Exhibit VII
               PRO FORMA ANALYSIS SHEET

Name of Association:       Home Savings Bank, SSB, Washington, NC
Date of Market Prices:     October 18, 1996                                               NC Publicly           All Publicly
                                                                 Comparatives             Held Thrifts          Held Thrifts
                                                                 ------------             ------------          ------------
                                   Symbols    Value           Mean       Median        Mean       Median     Mean       Median
                                  ------------------          ----       ------        ----       ------     ----       ------
Price-Earnings Ratio
--------------------                  P/E
   At Minimum of Range                        11.98
   At Midpoint of Range                       13.51          15.80        12.90       15.70        15.40     14.60       14.10
   At Maximum of Range                        14.92
   At Supermax of Range                       16.41

Price-Book Ratio                      P/B
----------------
   At Minimum of Range                        65.42%
   At Midpoint of Range                       69.99%        125.30       108.40      104.60       105.10    121.30      115.30
   At Maximum of Range                        73.80%
   At Supermax of Range                       77.47%

Price-Asset Ratio                     P/A
-----------------
   At Minimum of Range                        12.35%
   At Midpoint of Range                       14.27%         12.20        10.50       16.50        15.50     12.10       10.90
   At Maximum of Range                        16.11%
   At Supermax of Range                       18.15%

Twelve Mo. Earnings Rate               Y                $     1,707,000
   Period Ended  September 30, 1996

Book Value                             B                $    18,347,000
   As of  September 30, 1996

Total Assets                           A                $   194,139,000
   As of  September 30, 1996

Return on Money (1)                    R                           3.51%

Conversion Expense                     X                $     1,060,000
Underwriting Commission                C                           0.00%
Percentage Underwritten                S                           0.00%
Estimated Dividend
   Dollar Amount                      DA                $       840,000
   Yield                              DY                           2.67%
ESOP Contribution                      P                $     2,520,000
RP Contributions                       I                $     1,260,000
ESOP Annual Expense                    E                $       154,980
RP Annual Contributions                M                $       154,980
Cost of ESOP Borrowings                F                           0.00%

(1) Assumes Proceeds can be reinvested at 5.70 percent and earnings taxed at a rate of 38.5 percent.

FERGUSON & CO., LLP
-------------------

                                  Exhibit VII
                           PRO FORMA ANALYSIS SHEET


Calculation of Estimated Value (V) at Midpoint Value

1.       V=       P/A(A-X-P-I)            $ 31,500,000
                ----------------
                 1-P/A(1-(CxS))

2.       V=       P/B(B-X-P-I)            $ 31,500,000
                ----------------
                 1-P/B(1-(CxX))

3.       V=       P/E(Y-R(X+P+I)-(E+M)    $ 31,500,000
                ------------------------
                 1-P/E(R(1-(CxX))

                           Value
 Estimated Value         Per Share      Total Shares               Date
------------------      -----------    --------------      --------------------
   $31,500,000            $15.00          2,100,000          October 18, 1996


Range of Value
$31.5 million x 0.85 = $26.775 million or 1,785,000 shares at $15.00 per share $31.5 million x 1.15 = $36.225 million or 2,4155,000 shares at $15.00 per share